UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09297

Nuveen Quality Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN

Closed-End Funds

Nuveen
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report October 31, 2016

Life is Complex
Nuveen makes things e-simple.
It only takes a minute to sign up for e-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.
Free e-Reports right to your e-mail!
www.investordelivery.com
 If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.
or
www.nuveen.com/accountaccess
 If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Manager's Comments	5

Fund Leverage	10

Common Share Information	12

Risk Considerations	14

Performance Overview and Holding Summaries	15

Shareholder Meeting Report	19

Report of Independent Registered Public Accounting Firm	22

Portfolios of Investments	23

Statement of Assets and Liabilities	111

Statement of Operations	112

Statement of Changes in Net Assets	113

Statement of Cash Flows	114

Financial Highlights	116

Notes to Financial Statements	119

Additional Fund Information	137

Glossary of Terms Used in this Report	138

Reinvest Automatically, Easily and Conveniently	140

Annual Investment Management Agreement Approval Process	141

Board Members and Officers	148

NUVEEN	3

Chairman's Letter to Shareholders
Dear Shareholders,
After a sluggish first half of 2016, the U.S. economy gained some momentum in the third quarter. In fact, it was the economy's strongest quarterly acceleration in two years, propelled by healthy consumer spending, a temporary surge in exports and a turnaround in inventories. As the year winds down, 2016 looks on track to deliver the same steady-but-slow growth that has characterized the seven-year recovery.
A year ago, the U.S. Federal Reserve (Fed) took the first step toward policy "normalization" by raising its benchmark interest rate at its December 2015 meeting. Speculation about the Fed's intentions since then has been a strong influence on the markets throughout 2016. After remaining on hold for a year, the Fed judged that the economy's modest growth, the return to "full" employment and an uptick in inflation were sufficient to raise the target rate at the December 2016 meeting.
Global conditions continue to look subdued by comparison. Investors continue to adjust to the idea of a slower Chinese economy, which has helped commodity prices stabilize and lift global inflation expectations. The U.K.'s June 23rd "Brexit" vote to leave the European Union introduced a new set of economic and political uncertainties to the already fragile conditions across Europe. Moreover, there are growing concerns that global central banks' unprecedented efforts to revive growth may be showing signs of fatigue. Interest rates are currently negative in Europe and Japan and near or at zero in the U.S., U.K. and elsewhere; nonetheless, growth has remained subdued.
Since the election, U.S. stocks have rallied strongly on expectations that the Republican controlled Congress and Trump administration will pursue more business friendly policies. But the details have yet to be seen. Given muted global growth, the risk of policy errors by central banks around the world, the unfolding Brexit process and an uncertain political outlook (not just in the U.S. but also in Europe), we anticipate that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you're concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
 December 22, 2016

4	NUVEEN

Portfolio Manager's Comments
Nuveen Quality Municipal Income Fund (NAD)
(formerly Nuveen Dividend Advantage Municipal Fund)
Nuveen AMT-Free Quality Municipal Income Fund (NEA)
(formerly Nuveen AMT-Free Municipal Income Fund)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Investments, Inc. Portfolio manager Christopher L. Drahn, CFA, reviews U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these two national Funds. Chris has managed NAD and NEA since 2016.
Effective May 31, 2016, Thomas C. Spalding, CFA, retired from NAM and Christopher L. Drahn, CFA, has taken over portfolio management responsibilities for NAD. In addition, effective August 2016, Chris has assumed portfolio management responsibilities for NEA.
Effective February 5, 2016, the investment policy changed for NAD and NEA. Under the new policy, each Fund may invest up to 35% of its assets in municipal securities rated BBB and below or judged by the portfolio manager to be of comparable quality.
Effective November 2, 2016, a secondary benchmark (80% S&P Municipal Bond Investment Grade Index and 20% S&P Municipal Bond High Yield Index) was added for both NAD and NEA. The secondary benchmark was added to better reflect the Funds' mandates in conjunction with the Funds' reorganizations.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers' ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Manager's Comments (continued)
FUND REORGANIZATIONS
During February 2016, the Board of Directors/Trustees of the Nuveen Closed-End Funds approved a series of reorganizations for certain Funds (the Target Funds) to create two, larger-national Funds (the Acquiring Funds), which are included in this report.
The approved reorganizations are as follows:

Target Funds	Symbol	Acquiring Fund	Symbol
Nuveen Premier Municipal Income Fund, Inc.	NPF	Nuveen Dividend Advantage Municipal Fund,	NAD
Nuveen Premium Income Municipal Fund, Inc.	NPI	renamed Nuveen Quality Municipal Income Fund
Nuveen Select Quality Municipal Fund, Inc.	NQS
Nuveen Investment Quality Municipal Fund, Inc.	NQM
Nuveen Performance Plus Municipal Fund, Inc.	NPP	Nuveen AMT-Free Municipal Income Fund,	NEA
Nuveen Municipal Market Opportunity Fund, Inc.	NMO	renamed Nuveen AMT-Free Quality Municipal Income Fund
Nuveen Premium Income Municipal Fund 2, Inc.	NPM
During August 2016, the reorganizations were approved by shareholders and became effective before the opening of business on September 12, 2016.
See Notes to Financial Statements, Note 1 — General Information and Significant Accounting Policies, Fund Reorganizations for further information.
What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended October 31, 2016?
The restrained pace of growth that has defined the U.S. economic recovery since 2009 continued in the twelve-month reporting period. Growth over the previous four calendar quarters averaged below 2% (annualized), as measured by real gross domestic product (GDP), which is the value of goods and services produced by the nation's economy less the value of the goods and services used up in production, adjusted for price changes. For most of the reporting period, consumer spending remained healthy but was offset by the drag from the inventory cycle, lackluster business spending and weak net exports. As a result, GDP growth stayed below 1.5% from the fourth quarter of 2015 through the second quarter of 2016. However, decent consumer spending, an inventory turnaround and a short-term jump in exports contributed to a more robust gain of 3.2% in the third quarter, as reported by the "second" estimate of the Bureau of Economic Analysis.
Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate was little changed at 4.9% in October 2016 from 5.0% in October 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. Although consumer spending gains were rather muted in the latter half of 2015, spending surged in the second quarter of 2016. Although inflation began to accelerate slightly in the reporting period, the overall level remained low, which also contributed to consumers' willingness to buy. The Consumer Price Index (CPI) rose 1.6% over the twelve-month reporting period ended October 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.1% during the same period, slightly above the Fed's unofficial longer term inflation objective of 2.0%.
The housing market was another bright spot in the economy. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.5% annual gain in September 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.3% and 5.1%, respectively.

6	NUVEEN

However, business investment remained soft over the reporting period. Corporate earnings growth continued to be constrained by diminished demand expectations amid sluggish U.S. and global growth, the impact of falling commodity prices and a strong U.S. dollar. Additionally, a murky outlook kept capital spending muted. Concerns about financial market turbulence in early 2016, the U.K.'s "Brexit" vote to leave the European Union (EU) and the U.S. presidential election weighed on business sentiment throughout the reporting period.
The consistent growth of the economy prompted the U.S. Federal Reserve (Fed) to raise the Fed funds role from the zero bound range to a range of 0.25% to 0.50% in December 2015. The widely anticipated move had little impact on the financial markets. Over the remainder of the reporting period, speculation on the timing of future rate hikes drove short-term swings in the markets, including falling bond yields, rallies in the U.S. dollar and bouts of volatility in stock prices. For most of 2016, the Fed kept this rate unchanged due to concerns ranging from low inflation in the U.S. to weakening growth prospects globally and the U.K.'s Brexit vote. However, the third quarter's strong GDP report and an uptick in inflation boosted expectations that the Fed would likely increase the target rate at the December 2016 meeting. As anticipated, subsequent to the close of the reporting period, the Fed raised the rate to a range of 0.50% to 0.75%.
Other market-moving events during the reporting period included a spike in volatility in January and February 2016 triggered by deteriorating sentiment about China's economy, another sharp downturn in oil prices and concerns about central bank policy both in the U.S. and around the world. The Brexit referendum on June 23 also caught investors off guard. In response, U.K. sterling fell to 30-year lows and global equities tumbled while perceived safe-haven assets such as gold, the U.S. dollar and government bonds saw large inflows. However, the markets stabilized fairly quickly post-Brexit vote, buoyed by reassurances from global central banks and a perception that the temporary price rout presented an attractive buying opportunity. Following a relatively calm July and August 2016, volatility resumed in the final months of the reporting period. Investors worried whether central banks were reaching the limits of their effectiveness as global growth continues to stagnate. The health of the European banking sector came into question, renewing concerns about the potential to trigger a wider crisis. Political uncertainty increased leading up to the November U.S. presidential election, and after the close of the reporting period, the unexpected win of Donald Trump contributed to an initial sell-off across global markets. However, after digesting the "shock", U. S. equities rallied strongly and global developed market stocks pared their losses, while emerging markets, fixed income and gold remained lower.
The broad municipal bond market performed well during the twelve-month reporting period, supported by falling interest rates, a favorable supply-demand balance and generally improving credit fundamentals. Although interest rates began to drift higher in the final month of the reporting period in anticipation of a possible Fed rate hike in December, they still ended at lower than where they started the reporting period. The largest declines were in longer-dated bond yields, while yields on the short end (zero to four years) of the yield curve increased, driven by anticipation of new money market fund regulations that triggered volatility in short-term rates. This caused the municipal yield curve to flatten over the reporting period.
The demand for municipal bonds continued to outpace supply. During the reporting period, municipal bond gross issuance nationwide totaled $435.6 billion, a 2.9% gain from the issuance for the twelve-month period ended October 31, 2015. Gross issuance remains robust as issuers continue to actively and aggressively refund their outstanding debt given the very low interest rate environment. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in each of the past four calendar years. So, the gross is surging, but the net is not and this has been an overall positive technical factor on municipal bond investment performance.
While supply has tightened, investor demand for municipal bonds has risen. Municipal bond mutual funds reported net inflows in 2015, and the inflows for the first four months of 2016 had already exceeded 2015's total volume for the year. The bouts of heightened volatility across other risky assets, uncertainty about the Fed's rate increases and the low to negative yields of European

NUVEEN	7

Portfolio Manager's Comments (continued)
and Asian bonds have bolstered the appeal of municipal bonds' risk-adjusted returns and tax-equivalent yields. The municipal bond market is less directly influenced by the Fed's rate adjustments and its demand base is largely comprised of U.S. investors, factors which have helped municipal bonds deliver relatively attractive returns with less volatility than other market segments.
The fundamental backdrop also remained favorable for municipal bonds. Despite the U.S. economy's rather sluggish recovery, improving state and local balance sheets have contributed to generally good credit fundamentals. Higher tax revenue growth, better expense management and a more cautious approach to new debt issuance have led to credit upgrades and stable credit outlooks for many state and local issuers. While some pockets of weakness continued to grab headlines, including Illinois, New Jersey and Puerto Rico, their problems were largely contained, with minimal spillover into the broader municipal market.
What key strategies were used to manage these Funds during the twelve-month reporting period ended October 31, 2016?
Municipal market conditions remained favorable over the reporting period, supported by positive technical factors, stable credit fundamentals for municipal issuers and a backdrop of moderate economic growth and low inflation. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term.
Our trading activity continued to focus on pursuing the Funds' investment objectives. Due to the Fund reorganizations, the credit quality composition of NAD and NEA shifted from the beginning of the reporting period (pre-Fund mergers) to the end of the reporting period (post-Fund mergers). The Funds' weightings in A rated and BBB rated credits increased meaningfully, while the AA allocations of both Funds decreased considerably. Even with these shifts, the Funds current holdings remained within their new investment policy that took effect in February 2016, which allows the Funds to invest up to 35% of assets in municipal securities rated BBB and below or those we judge to be of comparable quality. As such, no outright sales were needed to keep the Funds within their investment mandates after the reorganizations.
The proceeds from call activity and maturing bonds provided sufficient cash to fund new purchases. For NEA and NAD, we also invested the proceeds from incremental preferred share offerings that were conducted as part of the overall management of the Fund's leverage. NAD bought credits issued for the Greater Orlando Aviation Authority, Boston University, Salem Health in Oregon and Saint Barnabas Health in New Jersey. NEA's additions included bonds issued for the Great Lakes Water Authority in Michigan, Marshfield Clinic in Wisconsin and Presence Health in Illinois.
As of October 31, 2016, the Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management and income and total return enhancement. As part of our duration management strategies, NAD and NEA also invested in forward interest rates swaps to help reduce price volatility risk to movements in U.S. interest rates relative to the Funds' benchmark. Although these swaps had a negative impact on performance, the two Funds' overall duration positioning was a positive contributor to performance during this reporting period.
How did the Funds perform during the twelve-month reporting period ended October 31, 2016?
The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds' total returns for the one-year, five-year and ten-year periods ended October 31, 2016. Each Fund's total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average.
For the twelve months ended October 31, 2016, the total returns on common share NAV for the two Funds outperformed the returns for the national S&P Municipal Bond Index and the new secondary benchmark, referred to as the NAD and NCA Custom Blended Fund Performance Benchmark, composed of 80% S&P Municipal Bond Investment Grade Index and 20% S&P Municipal Bond High Yield Index. For the same period, NAD slightly underperformed the Lipper General & Insured Leveraged Municipal Debt Funds Classification Average and NEA outperformed the Lipper average.

8	NUVEEN

The largest contributor to the Funds' relative performance during this reporting period was yield curve and duration positioning. We continued to overweight the longer parts of the yield curve, which was advantageous in this reporting period as longer maturity bonds generally outperformed shorter bonds as the yield curve flattened.
Credit ratings exposure was a secondary driver of the Funds' performance during this reporting period. The incremental income component coupled with strong investor demand for higher yielding securities continued to support the outperformance of lower rated municipal bonds over this reporting period. The Funds were positioned with overweight allocations to the lower quality categories (especially A, BBB and B rated), which outperformed the broad market, and underweight allocations to the highest quality categories (AAA and AA rated), which underperformed the broad market. The Funds' tilt toward lower quality bonds was beneficial to performance.
Sector allocations had a marginal impact on relative performance during this reporting period. The Funds benefited from their allocations to the stronger performing sectors tobacco and health care, but gains were partially offset by exposure to pre-refunded bonds, which lagged over this reporting period and detracted from relative results.
In addition, the use of regulatory leverage was an important positive factor affecting performance of the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.
An Update Involving Puerto Rico
As noted in the Funds' previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds' holdings and performance: the ongoing economic problems of Puerto Rico is one such case. Puerto Rico's continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico has warned investors since 2014 that the island's debt burden may be unsustainable and the Commonwealth has been exploring various strategies to deal with this burden, including Chapter 9 bankruptcy, which is currently not available by law. On June 30, 2016, President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA) into law. The legislation creates a path for Puerto Rico to establish an independent oversight board responsible for managing the government's financial operations and restructure debt. Implementation is expected to take time, as the law focuses on developing a comprehensive five-year fiscal plan.
In terms of Puerto Rico holdings, shareholders should note that, as of the end of this reporting period, NAD and NEA had limited exposure, which was either insured or investment grade, to Puerto Rico debt, 0.22% and 0.43%, respectively. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently rated Caa2/CC/CC (below investment grade) by Moody's, S&P and Fitch, respectively, with negative outlooks.
A Note About Investment Valuations
The municipal securities held by the Funds are valued by the Funds' pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of a given Fund's portfolio in its entirety. Thus, the current net asset value of a Fund's shares may be impacted, higher or lower, if the Fund were to change pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Funds' current municipal bond pricing service was acquired by the parent company of another pricing service. The two services have not yet combined their valuation organizations and process, but may do so in the future. Thus there is an increased risk that the organization acting as each Fund's pricing service may change, or that the Funds' pricing service may change its valuation methodology, either of which could have an impact on the net asset value of each Fund's shares.

NUVEEN	9

Fund Leverage
IMPACT OF THE FUNDS' LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds' use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund's net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage made a positive contribution to the performance of these Funds over this reporting period.
As of October 31, 2016, the Funds' percentages of leverage are as shown in the accompanying table.
	NAD	NEA
Effective Leverage*	37.58%	37.35%
Regulatory Leverage*	33.26%	33.82%

*
Effective Leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

10	NUVEEN

THE FUNDS' REGULATORY LEVERAGE
As of October 31, 2016, the Funds have issued and outstanding Variable Rate MuniFund Term Preferred (VMTP) Shares and/or Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table.

	VMTP Shares			VRDP Shares
			Shares			Shares
			Issued at			Issued at
			Liquidation			Liquidation
	Series		Preference	Series		Preference	Total
NAD	2018	*	$407,000,000	1	*	$236,800,000
	2019		$337,000,000	2	*	$267,500,000
	2019-1		$208,500,000	3	*	$127,700,000
			$952,500,000			$632,000,000	$1,584,500,000
NEA	2018	*	$535,000,000	1		$219,000,000
	2019		$238,000,000	2		$130,900,000
			—	3	*	$350,900,000
			—	4	*	$489,500,000
			—	5		$100,000,000
			$773,000,000			$1,290,300,000	$2,063,300,000

*	VMTP Shares and VRDP Shares issued in connection with the reorganization
During the current reporting period, NAD refinanced all of its outstanding Series 2016 and Series 2017 VMTP Shares with the issuance of new Series 2019 and Series 2019-1 VMTP Shares, respectively. In conjuction with this refinancing NAD issued an additional $72,000,000 and $165,000,000 Series 2019 and Series 2019-1 VMTP Shares at liquidation preference, respectively, to be invested in accordance with the Fund's investment policies.
During the current reporting period, NEA refinanced all of its outstanding Series 2016 VMTP Shares with the issuance of new Series 2019 VMTP Shares. In conjuction with this refinancing NEA issued an additional $87,000,000 Series 2019 VMTP Shares at liquidation preference, to be invested in accordance with the Fund's investment policies.
During the current reporting period, NEA issued $100,000,000 Series 5 VRDP Shares at liquidation preference, which will be used to invest in additional municipal securities in accordance with its investment objectives and policies.
Refer to Notes to Financial Statements, Note 4 — Fund Shares, Preferred Shares for further details on VMTP and VRDP Shares and each Fund's respective transactions.

NUVEEN	11

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds' distributions is current as of October 31, 2016. Each Fund's distribution levels may vary over time based on each Fund's investment activity and portfolio investment value changes.
During the current reporting period, each Fund's distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts

Monthly Distributions (Ex-Dividend Date)	NAD	NEA
November 2015	$0.0710	$0.0625
December	0.0710	0.0625
January	0.0710	0.0625
February	0.0710	0.0625
March	0.0710	0.0625
April	0.0710	0.0625
May	0.0710	0.0625
June	0.0695	0.0625
July	0.0695	0.0625
August	0.0695	0.0625
September	0.0695	0.0625
October 2016	0.0715	0.0680
Total Monthly Per Share Distributions	$0.8465	$0.7555
Ordinary Income Distribution**	$0.0005	$0.0044
Total Distributions from Net Investment Income	$0.8470	$0.7599

Yields
Market Yield***	6.05%	5.93%
Tax-Equivalent Yield***	8.40%	8.24%

*
In connection with NAD's and NEA's reorganizations, each Fund declared a dividend of $0.0177 and $0.0165 per common share, respectively, with an ex-dividend date of September 9, 2016, payable on October 3, 2016 and a dividend of $0.0518 and $0.0460 per common share, respectively, with an ex-dividend date of September 20, 2016, payable on October 3, 2016.

**	Distribution paid in December 2015.
***
Market Yield is based on the Fund's current annualized monthly dividend divided by the Fund's current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.
As of October 31, 2016, the Funds had positive UNII balances for tax and financial reporting purposes.

12	NUVEEN

All monthly dividends paid by each Fund during the current reporting period, were paid from net investment income. If a portion of the Fund's monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund's dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.
COMMON SHARE REPURCHASES
During August 2016, the Funds' Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of October 31, 2016, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NAD	NEA
Common shares cumulatively repurchased and retired	0	19,300
Common shares authorized for repurchase	3,930,000	7,890,000
During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of October 31, 2016, and during the current reporting period, the Funds' common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NAD	NEA
Common share NAV	$15.75	$15.36
Common share price	$14.19	$13.75
Premium/(Discount) to NAV	(9.90)%	(10.48)%
12-month average premium/(discount) to NAV	(6.60)%	(7.84)%

NUVEEN	13

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Quality Municipal Income Fund (NAD) (formerly known as Nuveen Dividend Advantage Municipal Fund)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NAD.
Nuveen AMT-Free Quality Municipal Income Fund (NEA) (formerly known as Nuveen AMT-Free Municipal Income Fund)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NEA.

14	NUVEEN

NAD
Nuveen Quality Municipal Income Fund
(formerly known as Nuveen Dividend Advantage Municipal Fund)
Performance Overview and Holding Summaries as of October 31, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
NAD at Common Share NAV	7.54%	7.87%	6.24%
NAD at Common Share Price	6.88%	7.15%	5.67%
S&P Municipal Bond Index	4.53%	4.57%	4.53%
NAD Custom Blended Fund Performance Benchmark	5.25%	5.08%	4.62%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	7.63%	8.07%	6.10%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.

NUVEEN	15

NAD	Performance Overview and Holding Summaries as of October 31, 2016 (continued)

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	150.9%
Corporate Bonds	0.0%
Investment Companies	0.0%
Short-Term Municipal Bonds	4.2%
Other Assets Less Liabilities	0.7%
Net Assets Plus Floating Rate Obligations, VRDP Shares, at Liquidation Preference & VMTP Shares, at Liquidation Preference	155.8%
Floating Rate Obligations	(5.9)%
VRDP Shares, at Liquidation Preference	(19.9)%
VMTP Shares, at Liquidation Preference	(30.0)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)[1]
AAA/U.S. Guaranteed	16.3%
AA	21.8%
A	31.9%
BBB	19.4%
BB or Lower	8.9%
N/R (not rated)	1.7%
N/A (not applicable)	0.0%
Total	100%

Portfolio Composition
(% of total investments)[1]
Transportation	20.3%
Health Care	17.9%
Tax Obligation/Limited	14.4%
U.S. Guaranteed	11.1%
Tax Obligation/General	10.4%
Utilities	5.9%
Water and Sewer	5.5%
Education and Civic Organizations	5.2%
Other	9.3%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	12.2%
Texas	12.0%
California	11.2%
New York	6.2%
Florida	5.9%
Colorado	5.0%
Ohio	4.7%
New Jersey	3.1%
Nevada	2.9%
Pennsylvania	2.7%
Washington	2.5%
Indiana	2.2%
South Carolina	2.0%
Michigan	2.0%
Louisiana	1.9%
Arizona	1.9%
Massachusetts	1.9%
Other	19.7%
Total	100%

[1]	Excluding investments in derivatives.

16	NUVEEN

NEA
Nuveen AMT-Free Quality Municipal Income Fund
(formerly known as Nuveen AMT-Free Municipal Income Fund)
Performance Overview and Holding Summaries as of October 31, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
NEA at Common Share NAV	8.84%	6.48%	5.79%
NEA at Common Share Price	9.33%	5.82%	5.37%
S&P Municipal Bond Index	4.53%	4.57%	4.53%
NEA Custom Blended Fund Performance Benchmark	5.25%	5.08%	4.62%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	7.63%	8.07%	6.10%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.

NUVEEN	17

NEA	Performance Overview and Holding Summaries as of October 31, 2016 (continued)
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	151.4%
Corporate Bonds	0.0%
Common Stocks	0.1%
Short-Term Municipal Bonds	2.0%
Other Assets Less Liabilities	1.3%
Net Assets Plus Floating Rate Obligations, VRDP Shares, at Liquidation Preference & VMTP Shares, at Liquidation Preference	154.8%
Floating Rate Obligations	(3.7)%
VRDP Shares, at Liquidation Preference	(32.0)%
VMTP Shares, at Liquidation Preference	(19.1)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)[1]
AAA/U.S. Guaranteed	13.8%
AA	23.2%
A	34.3%
BBB	18.9%
BB or Lower	8.0%
N/R (not rated)	1.8%
N/A (not applicable)	0.0%
Total	100%

Portfolio Composition
(% of total investments)[1]
Transportation	18.8%
Health Care	17.7%
Tax Obligation/Limited	15.7%
Tax Obligation/General	11.7%
U.S. Guaranteed	9.2%
Water and Sewer	6.7%
Utilities	6.4%
Education and Civic Organizations	6.0%
Consumer Staples	5.5%
Other	2.3%
Total	100%

States and Territories
(% of municipal bonds)
Illinois	13.6%
California	11.1%
Texas	8.5%
Ohio	5.6%
Florida	5.5%
Colorado	4.9%
New York	4.8%
New Jersey	4.3%
Nevada	3.8%
Pennsylvania	3.5%
Indiana	3.0%
Michigan	2.8%
Washington	2.5%
South Carolina	2.3%
Massachusetts	1.9%
Louisiana	1.6%
Georgia	1.5%
Other	18.8%
Total	100%

[1]	Excluding investments in derivatives.

18	NUVEEN

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen Investments on June 16, 2016 for NEA, NAD, NMO, NPP, NPM, NPI, NQS, NPF and NQM; at this meeting the shareholders were asked to vote to approve an Agreement and Plan of Reorganization, to approve Issuance of Additional Common Shares and to elect Board Members. The meeting was subsequently adjourned to July 19, 2016 and additionally adjourned to August 19, 2016 for NEA, NPP, NPM, NPI, NQS and NQM.

	NEA			NAD
		Common and	Preferred		Common and
		Preferred	shares		Preferred
		shares voting	voting		shares voting
	Common	together	together	Common	together	Preferred
	Shares	as a class	as a class	Shares	as a class	shares
To approve an Agreement and Plan of Reorganization
For	—	—	4,233	—	—	2,650
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
BNV	—	—	—	—	—	—
Total	—	—	4,233	—	—	2,650
To approve issuance of additional common shares
For	36,835,002	36,837,725	—	18,605,408	18,608,058	—
Against	3,564,681	3,564,681	—	1,145,746	1,145,746	—
Abstain	1,704,689	1,704,689	—	808,468	808,468	—
Total	42,104,372	42,107,095	—	20,559,622	20,562,272	—
Approval of the Board Members was reached as follows:
William Adams IV
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Jack B. Evans
For	—		—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
David J. Kundert
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
John K. Nelson
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
William C. Hunter
For	—	—	4,233	—	—	2,650
Withhold	—	—	—	—	—	—
Total	—	—	4,233	—	—	2,650
William J. Schneider
For	—	—	4,233	—	—	2,650
Withhold	—	—	—	—	—	—
Total	—	—	4,233	—	—	2,650
Judith M. Stockdale
For	—	66,012,348	—	—	34,458,546	—
Withhold	—	3,937,978	—	—	1,201,293	—
Total	—	69,950,326	—	—	35,659,839	—
Carole E. Stone
For	—	66,114,359	—	—	34,457,475	—
Withhold	—	3,835,967	—	—	1,202,364	—
Total	—	69,950,326	—	—	35,659,839	—
Terence J. Toth
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Margaret L. Wolff
For	—	66,037,704	—	—	34,453,423	—
Withhold	—	3,912,622	—	—	1,206,416	—
Total	—	69,950,326	—	—	35,659,839	—

NUVEEN	19

Shareholder Meeting Report (continued)

	NMO		NPP		NPM		NPI
	Common and		Common and		Common and		Common and
	Preferred		Preferred		Preferred		Preferred
	shares voting		shares voting		shares voting		shares voting
	together	Preferred	together	Preferred	together	Preferred	together	Preferred
	as a class	shares	as a class	shares	as a class	shares	as a class	shares
To approve an Agreement and Plan of Reorganization
For	23,962,660	2,786	30,769,238	5,350	35,695,110	3,483	33,280,834	4,070
Against	2,605,486	—	2,236,400	—	2,627,127	—	1,854,612	—
Abstain	908,887	—	1,404,155	—	1,527,585	—	1,324,616	—
BNV	14,194,987	—	21,804,024	—	24,465,910	—	20,971,605	—
Total	41,672,020	2,786	56,213,817	5,350	64,315,732	3,483	57,431,667	4,070
To approve issuance of additional common shares
For	—	—	—	—	—	—	—	—
Against	—	—	—	—	—	—	—	—
Abstain	—	—	—	—	—	—	—	—
Total	—	—	—	—	—	—	—	—
Approval of the Board Members was reached as follows:
William Adams IV
For	37,649,454	—	53,261,135	—	60,607,984	—	53,840,527	—
Withhold	3,291,941	—	1,781,953	—	2,206,509	—	2,230,024	—
Total	40,941,395	—	55,043,088	—	62,814,493	—	56,070,551	—
Jack B. Evans
For	37,658,784	—	53,267,929	—	60,588,982	—	53,783,347	—
Withhold	3,282,611	—	1,775,159	—	2,225,511	—	2,287,204	—
Total	40,941,395	—	55,043,088	—	62,814,493	—	56,070,551	—
David J. Kundert
For	37,601,286	—	53,255,667	—	60,525,893	—	53,775,957	—
Withhold	3,340,109	—	1,787,421	—	2,288,600	—	2,294,594	—
Total	40,941,395	—	55,043,088	—	62,814,493	—	56,070,551	—
John K. Nelson
For	37,599,553	—	53,283,745	—	60,604,055	—	53,813,162	—
Withhold	3,341,842	—	1,759,343	—	2,210,438	—	2,257,389	—
Total	40,941,395	—	55,043,088	—	62,814,493	—	56,070,551	—
William C. Hunter
For	—	2,786	—	5,350	—	3,483	—	4,070
Withhold	—	—	—	—	—	—	—	—
Total	—	2,786	—	5,350	—	3,483	—	4,070
William J. Schneider
For	—	2,786	—	5,350	—	3,483	—	4,070
Withhold	—	—	—	—	—	—	—	—
Total	—	2,786	—	5,350	—	3,483	—	4,070
Judith M. Stockdale
For	37,669,024	—	53,213,090	—	60,592,123	—	53,715,138	—
Withhold	3,272,371	—	1,829,998	—	2,222,370	—	2,355,413	—
Total	40,941,395	—	55,043,088	—	62,814,493	—	56,070,551	—
Carole E. Stone
For	37,660,928	—	53,193,970	—	60,587,487	—	53,729,451	—
Withhold	3,280,467	—	1,849,118	—	2,227,006	—	2,341,100	—
Total	40,941,395	—	55,043,088	—	62,814,493	—	56,070,551	—
Terence J. Toth
For	37,578,146	—	53,261,771	—	60,570,095	—	53,784,291	—
Withhold	3,363,249	—	1,781,317	—	2,244,398	—	2,286,260	—
Total	40,941,395	—	55,043,088	—	62,814,493	—	56,070,551	—
Margaret L. Wolff
For	37,613,419	—	53,215,892	—	60,633,357	—	53,725,462	—
Withhold	3,327,976	—	1,827,196	—	2,181,136	—	2,345,089	—
Total	40,941,395	—	55,043,088	—	62,814,493	—	56,070,551	—

20	NUVEEN

	NQS		NPF		NQM
	Common and		Common and		Common and	Preferred
	Preferred		Preferred		Preferred	shares
	shares voting		shares voting		shares voting	voting
	together	Preferred	together	Preferred	together	together
	as a class	shares	as a class	shares	as a class	as a class
To approve an Agreement and Plan of Reorganization
For	17,962,024	1,751	9,947,001	1,277	21,399,463	2,283
Against	3,090,730	—	980,446	—	1,750,268	—
Abstain	639,369	—	433,988	—	1,007,253	—
BNV	10,195,307	—	7,068,589	—	14,401,899	—
Total	31,887,430	1,751	18,430,024	1,277	38,558,883	2,283
To approve issuance of additional common shares
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Total	—	—	—	—	—	—
Approval of the Board Members was reached as follows:
William Adams IV
For	28,197,184	—	17,328,904	—	35,803,243	—
Withhold	3,081,179	—	837,521	—	1,470,666	—
Total	31,278,363	—	18,166,425	—	37,273,909	—
Jack B. Evans
For	28,182,950	—	17,307,078	—	35,765,630	—
Withhold	3,095,413	—	859,347	—	1,508,279	—
Total	31,278,363	—	18,166,425	—	37,273,909	—
David J. Kundert
For	28,158,686	—	17,226,213	—	35,755,797	—
Withhold	3,119,677	—	940,212	—	1,518,112	—
Total	31,278,363	—	18,166,425	—	37,273,909	—
John K. Nelson
For	28,200,433	—	17,302,933	—	35,799,033	—
Withhold	3,077,930	—	863,492	—	1,474,876	—
Total	31,278,363	—	18,166,425	—	37,273,909	—
William C. Hunter
For	—	1,751	—	1,277	—	2,285
Withhold	—	—	—	—	—	—
Total	—	1,751	—	1,277	—	2,285
William J. Schneider
For	—	1,751	—	1,277	—	2,285
Withhold	—	—	—	—	—	—
Total	—	1,751	—	1,277	—	2,285
Judith M. Stockdale
For	28,165,882	—	17,258,243	—	35,799,423	—
Withhold	3,112,481	—	908,182	—	1,474,486	—
Total	31,278,363	—	18,166,425	—	37,273,909	—
Carole E. Stone
For	28,175,643	—	17,272,749	—	35,792,712	—
Withhold	3,102,720	—	893,676	—	1,481,197	—
Total	31,278,363	—	18,166,425	—	37,273,909	—
Terence J. Toth
For	28,188,415	—	17,304,721	—	35,768,409	—
Withhold	3,089,948	—	861,704	—	1,505,500	—
Total	31,278,363	—	18,166,425	—	37,273,909	—
Margaret L. Wolff
For	28,173,267	—	17,303,913	—	35,815,011	—
Withhold	3,105,096	—	862,512	—	1,458,898	—
Total	31,278,363	—	18,166,425	—	37,273,909	—

NUVEEN	21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
Nuveen Quality Municipal Income Fund (formerly known as Nuveen Dividend Advantage Municipal Fund)
 Nuveen AMT-Free Quality Municipal Income Fund (formerly known as Nuveen AMT-Free Municipal Income Fund):
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Quality Municipal Income Fund and Nuveen AMT-Free Quality Municipal Income Fund (the "Funds") as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statements of cash flows for the year then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2013 were audited by other auditors whose report dated December 27, 2013 expressed an unqualified opinion on those financial highlights.
 We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, their cash flows for the year then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP
Chicago, Illinois
 December 29, 2016

22	NUVEEN

NAD
Nuveen Quality Municipal Income Fund
(formerly Nuveen Dividend Advantage Municipal Fund)
	Portfolio of Investments	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 150.9% (97.3% of Total Investments)
	MUNICIPAL BONDS – 150.9% (97.3% of Total Investments)
	Alabama – 0.5% (0.3% of Total Investments)
$2,010	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39 (Pre-refunded 11/15/16)	11/16 at 100.00	Aa2 (4)	$2,013,317
11,790	Birmingham Waterworks and Sewer Board, Alabama, Water and Sewer Revenue Bonds, Series 2007A, 4.500%, 1/01/43 (Pre-refunded 1/01/17) – BHAC Insured	1/17 at 100.00	AA+ (4)	11,864,631
500	Infirmary Health System Special Care Facilities Financing Authority of Mobile, Alabama,Revenue Bonds, Infirmary Health System, Inc., Series 2016A, 3.000%, 2/01/29	2/26 at 100.00	A–	495,465
1,000	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/23 – AGM Insured	1/17 at 100.00	A2	1,005,510
1,000	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/46	No Opt. Call	A3	1,261,130
16,300	Total Alabama			16,640,053
	Alaska – 0.5% (0.3% of Total Investments)
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
1,160	4.625%, 6/01/23	1/17 at 100.00	Ba1	1,178,200
14,500	5.000%, 6/01/32	1/17 at 100.00	B3	14,230,155
1,500	5.000%, 6/01/46	1/17 at 100.00	B3	1,426,650
17,160	Total Alaska			16,835,005
	Arizona – 2.9% (1.9% of Total Investments)
980	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB+	1,081,332
2,500	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Series 2014A, 5.000%, 12/01/39	12/24 at 100.00	A2	2,894,350
	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A:
1,490	5.000%, 7/01/30	7/22 at 100.00	A	1,654,004
2,500	5.000%, 7/01/32	7/22 at 100.00	A	2,762,800
2,335	5.000%, 7/01/36	7/22 at 100.00	A	2,563,830
2,000	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A3	2,041,440
2,500	Mesa, Arizona, Utility System Revenue Bonds, Tender Option Bond Trust 2016-XF2216, 13.060%, 7/01/31 – AGM Insured (IF)	7/17 at 100.00	AA–	2,736,600
11,740	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	13,042,788
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2008A:
4,650	5.000%, 7/01/33	7/18 at 100.00	AA–	4,935,463
8,200	5.000%, 7/01/38	7/18 at 100.00	AA–	8,703,398
7,000	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B, 5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	9,484,790
5,000	Phoenix, Arizona, Civic Improvement Corporation, Senior Lien Airport Revenue Bonds, Tender Option Bond Trust 2016-XF0388, 8.531%, 7/01/38 (IF) (5)	7/18 at 100.00	AA–	5,613,900
1,000	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	BBB+	1,109,670
1,000	Pinal County Electrical District 4, Arizona, Electric System Revenue Bonds, RefundingSeries 2015, 4.000%, 12/01/38 – AGM Insured	No Opt. Call	AA	1,052,920

NUVEEN	23

NAD	Nuveen Quality Municipal Income Fund
(formerly Nuveen Dividend Advantage Municipal Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007:
$500	5.500%, 12/01/29	No Opt. Call	BBB+	$628,860
24,765	5.000%, 12/01/37	No Opt. Call	BBB+	29,773,969
1,100	Student and Academic Services LLC, Arizona, Lease Revenue Bonds, Northern Arizona University Project, Series 2014, 5.000%, 6/01/34 – BAM Insured	6/24 at 100.00	A2	1,275,692
860	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	1/17 at 100.00	N/R	858,727
80,120	Total Arizona			92,214,533
	Arkansas – 0.1% (0.0% of Total Investments)
2,055	Arkansas State University, Student Fee Revenue Bonds, Jonesboro Campus, Series 2013, 4.875%, 12/01/43	12/23 at 100.00	A1	2,283,948
	California – 17.3% (11.2% of Total Investments)
1,500	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.000%, 5/15/30	5/20 at 100.00	AA–	1,720,050
185	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	Baa2	173,367
9,015	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured (ETM)	No Opt. Call	Aaa	8,587,238
1,535	Alameda Corridor Transportation Authority, California, Revenue Bonds, Senior Lien Series 1999A, 0.000%, 10/01/37 – NPFG Insured	No Opt. Call	A3	728,511
13,000	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Refunding Series 2007A-1, 4.375%, 3/01/37 – FGIC Insured	9/17 at 100.00	A1	13,261,560
	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C:
2,945	0.000%, 9/01/27	No Opt. Call	A2	2,169,346
7,150	0.000%, 9/01/28 – AGM Insured	No Opt. Call	A2	5,010,005
2,455	0.000%, 9/01/32 – AGM Insured	No Opt. Call	A2	1,463,254
200	0.000%, 9/01/35 – AGM Insured	No Opt. Call	A2	104,338
1,000	Arcadia Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2006 Series 2007A, 0.000%, 8/01/33 – AGM Insured	2/17 at 44.77	AA	445,950
	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4:
10,000	5.000%, 4/01/38	4/23 at 100.00	A1	11,699,500
3,500	5.250%, 4/01/53	4/23 at 100.00	A1	4,129,195
1,055	Brisbane School District, San Mateo County, California, General Obligation Bonds, Election 2003 Series 2005, 0.000%, 7/01/35 – AGM Insured	No Opt. Call	A2	543,990
1,640	Byron Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2007B, 0.000%, 8/01/32 – SYNCORA GTY Insured	No Opt. Call	A+	953,955
60	Byron Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2007B, 0.000%, 8/01/32 – SYNCORA GTY Insured (ETM)	No Opt. Call	Aa3 (4)	41,303
	Calexico Unified School District, Imperial County, California, General Obligation Bonds, Series 2005B:
3,685	0.000%, 8/01/31 – FGIC Insured	No Opt. Call	A3	2,141,132
4,505	0.000%, 8/01/33 – FGIC Insured	No Opt. Call	A3	2,392,155
2,820	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.000%, 6/01/26	1/17 at 100.00	B–	2,820,338
25,520	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016B, 5.000%, 11/15/46 (UB) (5)	11/26 at 100.00	AA–	29,991,359
2,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2016B, 5.000%, 8/15/55	8/26 at 100.00	AA–	2,312,960

24	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$5,950	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA–	$6,637,463
710	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	816,940
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 2016-XG0049:
825	8.563%, 8/15/51 (IF) (5)	8/22 at 100.00	AA–	1,056,462
2,140	8.563%, 8/15/51 (IF) (5)	8/22 at 100.00	AA–	2,740,398
790	8.557%, 8/15/51 (IF) (5)	8/22 at 100.00	AA–	1,011,445
	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A:
3,335	5.000%, 11/15/42 (Pre-refunded 11/15/16)	11/16 at 100.00	AA– (4)	3,340,603
5,285	5.250%, 11/15/46 (Pre-refunded 11/15/16)	11/16 at 100.00	AA– (4)	5,294,354
9,545	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2015-XF0078, 12.476%, 11/15/48 (IF)	5/18 at 100.00	AA–	12,943,115
4,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2015A-1, 3.375%, 7/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	4,285,960
810	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34 (Pre-refunded 11/01/19)	11/19 at 100.00	A+ (4)	939,697
	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1:
1,530	5.750%, 3/01/30	3/20 at 100.00	A+	1,755,690
1,000	6.000%, 3/01/35	3/20 at 100.00	A+	1,156,080
815	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38	11/23 at 100.00	A+	961,724
4,300	California State, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/30	2/17 at 100.00	AA–	4,336,378
65	California State, General Obligation Bonds, Series 1997, 5.000%, 10/01/18 – AMBAC Insured	1/17 at 100.00	AA–	65,242
	California State, General Obligation Bonds, Various Purpose Series 2010:
2,100	5.250%, 3/01/30	3/20 at 100.00	AA–	2,367,624
3,000	5.500%, 3/01/40	3/20 at 100.00	AA–	3,408,810
4,250	5.250%, 11/01/40	11/20 at 100.00	AA–	4,884,015
500	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/44	12/24 at 100.00	BB	554,255
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
6,330	5.000%, 12/01/41	6/26 at 100.00	BB	7,069,914
3,070	5.250%, 12/01/56	6/26 at 100.00	BB	3,438,032
	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010:
900	6.000%, 10/01/29	10/19 at 100.00	BBB+	1,005,489
1,030	6.250%, 10/01/39	10/19 at 100.00	BBB+	1,158,554
2,250	California Statewide Communities Development Authority, Revenue Bonds, Cottage Health System Obligated Group, Series 2010, 5.250%, 11/01/30	11/20 at 100.00	A+	2,540,408
1,050	California Statewide Communities Development Authority, School Facility Revenue Bonds, Aspire Public Schools, Series 2010, 6.000%, 7/01/40 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	1,162,592
1,000	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	Baa2	1,021,140
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
2,640	5.500%, 7/01/30 (6)	1/17 at 100.00	CCC	2,621,520
7,230	5.250%, 7/01/39 (6)	1/17 at 100.00	CCC	7,184,017
6,025	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (4)	6,977,733

NUVEEN	25

NAD	Nuveen Quality Municipal Income Fund
(formerly Nuveen Dividend Advantage Municipal Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$6,550	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 (Pre-refunded 7/01/18) – FGIC Insured	7/18 at 100.00	A1 (4)	$7,086,183
4,890	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2006B, 0.000%, 8/01/26 – NPFG Insured	No Opt. Call	A3	3,834,347
1,000	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2005A, 0.000%, 8/01/30 – FGIC Insured	No Opt. Call	A2	626,910
5,000	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2006 Series 2007A, 5.000%, 8/01/31 (Pre-refunded 8/01/17) – AGM Insured	8/17 at 100.00	AA (4)	5,160,300
5,045	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Capital Appreciation Series 2011A, 0.000%, 11/01/27	11/21 at 61.42	BBB–	2,586,773
1,260	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	1,582,006
5,000	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 5.000%, 8/01/37 (Pre-refunded 8/01/17) – AGM Insured	8/17 at 100.00	AA (4)	5,163,000
2,000	Dublin Unified School District, Alameda County, California, General Obligation Bonds, Series 2007C, 0.000%, 8/01/31 – NPFG Insured	8/17 at 49.41	AA	975,840
4,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Series 2014C, 5.000%, 6/01/44	6/24 at 100.00	Aa1	4,772,120
3,010	El Camino Community College District, California, General Obligation Bonds, Election of 2002 Series 2012C, 0.000%, 8/01/25	8/22 at 100.00	AA	2,472,173
3,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 – AGM Insured	No Opt. Call	BBB–	1,886,360
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
1,480	5.750%, 1/15/46	1/24 at 100.00	Ba1	1,735,626
6,480	6.000%, 1/15/49	1/24 at 100.00	Ba1	7,689,427
25,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/17 (ETM)	No Opt. Call	AA+ (4)	24,973,500
1,500	Gavilan Joint Community College District, Santa Clara and San Benito Counties, California, General Obligation Bonds, Election of 2004 Series 2011D, 5.750%, 8/01/35	8/21 at 100.00	AA–	1,771,290
2,000	Glendale Redevelopment Agency, California, Tax Allocation Bonds, Central Glendale Redevelopment Project, Series 2010, 5.500%, 12/01/24 (Pre-refunded 12/01/16)	12/16 at 100.00	A3 (4)	2,008,160
9,930	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45	6/25 at 100.00	A+	11,504,203
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
3,455	0.000%, 6/01/24 – AMBAC Insured	No Opt. Call	A+	2,940,896
3,500	0.000%, 6/01/26 – AGM Insured	No Opt. Call	A1	2,841,125
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
4,680	4.500%, 6/01/27	6/17 at 100.00	B3	4,691,185
25,825	5.000%, 6/01/33	6/17 at 100.00	B–	25,554,354
3,000	5.750%, 6/01/47	6/17 at 100.00	B–	2,974,650
8,110	5.125%, 6/01/47	6/17 at 100.00	B–	7,861,347
2,500	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	AA–	1,496,475
9,740	Huntington Park Redevelopment Agency, California, Single Family Residential Mortgage Revenue Refunding Bonds, Series 1986A, 8.000%, 12/01/19 (ETM)	No Opt. Call	AA+ (4)	11,815,984
2,000	Imperial Irrigation District, California, Electric System Revenue Bonds, Refunding Series 2015C, 5.000%, 11/01/38	5/26 at 100.00	AA–	2,385,040
5,000	Kern Community College District, California, General Obligation Bonds, Safety, Repair & Improvement, Election 2002 Series 2006, 0.000%, 11/01/24 – AGM Insured	No Opt. Call	AA	4,207,600

26	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,045	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Series 2001B, 0.000%, 8/01/31 – NPFG Insured	No Opt. Call	A1	$642,038
90	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2016A, 5.000%, 5/15/42 (Alternative Minimum Tax)	5/26 at 100.00	A1	105,160
2,665	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2014B, 5.000%, 7/01/43	1/24 at 100.00	AA–	3,107,177
15,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A, 5.000%, 7/01/41	1/21 at 100.00	Aa2	17,184,450
2,000	Los Rios Community College District, Sacramento County, California, General Obligation Bonds, Series 2009D, 5.375%, 8/01/34 (Pre-refunded 8/01/19)	8/19 at 100.00	AA– (4)	2,239,420
250	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	308,518
500	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A1	552,855
6,215	Martinez Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2011, 5.875%, 8/01/31	8/24 at 100.00	AA	8,008,027
5,955	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (7)	8/35 at 100.00	AA	4,922,701
2,700	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 7.000%, 11/01/34	No Opt. Call	BBB+	3,954,150
2,200	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	BBB+	3,067,570
760	Natomas Union School District, Sacramento County, California, General Obligation Refunding Bonds, Series 1999, 5.950%, 9/01/21 – NPFG Insured	No Opt. Call	A3	824,836
15,770	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Refunding Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	A3	19,400,885
3,615	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	Ba1 (4)	4,208,113
1,410	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Ba1	1,528,905
1,365	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election of 2004, Series 2007A, 0.000%, 8/01/21 – NPFG Insured	No Opt. Call	A2	1,246,600
2,000	Pasadena, California, Certificates of Participation, Refunding Series 2008C, 5.000%, 2/01/33 (Pre-refunded 2/01/18)	2/18 at 100.00	AA (4)	2,104,620
6,195	Peralta Community College District, Alameda County, California, General Obligation Bonds, Series 2007B, 5.000%, 8/01/37 – AGM Insured (UB) (5)	8/17 at 100.00	Aa3	6,396,957
13,145	Perris, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1988B, 8.200%, 9/01/23 (ETM)	No Opt. Call	AA+ (4)	18,395,376
2,500	Petaluma, Sonoma County, California, Wastewater Revenue Bonds, Refunding Series 2011, 5.500%, 5/01/32	5/21 at 100.00	A1	2,907,150
6,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured (ETM)	No Opt. Call	A2 (4)	3,841,020
10,540	Pomona, California, GNMA/FNMA Collateralized Securities Program Single Family Mortgage Revenue Bonds, Series 1990A, 7.600%, 5/01/23 (ETM)	No Opt. Call	AA+ (4)	12,721,042
2,000	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/41	No Opt. Call	AA–	810,900
5,000	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/41 – AGM Insured (7)	8/36 at 100.00	A1	4,673,950
5,000	Riverside County Asset Leasing Corporation, California, Leasehold Revenue Bonds, Riverside County Hospital Project, Series 1997, 0.000%, 6/01/25 – NPFG Insured	No Opt. Call	A1	4,119,400

NUVEEN	27

NAD	Nuveen Quality Municipal Income Fund
(formerly Nuveen Dividend Advantage Municipal Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$4,615	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 0.000%, 10/01/38	No Opt. Call	A	$1,965,159
330	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/48	6/23 at 100.00	BBB–	382,345
660	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	A–(4)	758,531
2,000	San Francisco, California, Community Facilities District6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013C, 0.000%, 8/01/43	8/22 at 29.31	N/R	473,200
7,660	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Senior Lien Toll Road Revenue Bonds, Series 1993, 0.000%, 1/01/24 (ETM)	No Opt. Call	AA+ (4)	6,806,599
2,000	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44	1/25 at 100.00	BB+	2,273,640
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
15,350	5.000%, 1/15/44	1/25 at 100.00	BBB–	17,497,004
25,840	5.000%, 1/15/50	1/25 at 100.00	BBB–	29,311,862
6,660	San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding Series 2015, 0.000%, 8/01/43	No Opt. Call	A1	1,954,710
880	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31 (Pre-refunded 2/01/21)	2/21 at 100.00	A (4)	1,070,687
2,460	Santee School District, County, California, General Obligation Bonds, Capital Appreciation, Election 2006, Series 2008D, 0.000%, 8/01/33 – AGC Insured	No Opt. Call	AA	1,390,540
5,000	Solano Community College District, Solano and Yolo Counties, California, General Obligation Bonds, Election 2012 Series 2013A, 5.000%, 8/01/43	8/23 at 100.00	AA–	5,883,850
1,145	Southern Kern Unified School District, Kern County, California, General Obligation Bonds, Series 2006C, 0.000%, 11/01/30 – AGM Insured	No Opt. Call	A2	734,987
1,175	Southern Kern Unified School District, Kern County, California, General Obligation Bonds, Series 2010B, 0.000%, 11/01/35 – AGM Insured	No Opt. Call	A1	598,745
	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011:
1,000	6.375%, 12/01/23	12/21 at 100.00	A+	1,220,680
1,000	6.500%, 12/01/24	12/21 at 100.00	A+	1,226,720
1,000	6.625%, 12/01/25	12/21 at 100.00	A+	1,228,400
1,325	6.750%, 12/01/26	12/21 at 100.00	A+	1,635,620
85	Ventura County Area Housing Authority, California, Multifamily Revenue Bonds, Mira Vista Senior Apartments Project, Series 2006A, 5.000%, 12/01/22 – AMBAC Insured (Alternative Minimum Tax)	12/16 at 100.00	N/R	85,116
2,410	Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/26 – FGIC Insured	No Opt. Call	AA–	1,858,761
2,000	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Election 2010 Series 2011A, 5.000%, 8/01/41	8/21 at 100.00	A+	2,292,680
3,750	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2011B, 0.000%, 8/01/36 – AGM Insured (7)	8/31 at 100.00	Aa3	3,159,075
3,000	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2007B, 0.000%, 8/01/33 (Pre-refunded 8/01/17) – AMBAC Insured	8/17 at 45.45	A+ (4)	1,355,460
4,000	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	4,654,520
540,965	Total California			553,112,745
	Colorado – 7.8% (5.0% of Total Investments)
1,125	Antelope Heights Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.000%, 12/01/37 – RAAI Insured	12/17 at 100.00	A3	1,133,134

28	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$3,000	Anthem West Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/35 – BAM Insured	12/25 at 100.00	Baa2	$3,427,740
1,000	Brighton Crossing Metropolitan District 4,Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax,Refunding Series 2013, 7.000%, 12/01/23	7/18 at 100.00	N/R	1,013,300
2,945	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy, Inc. Second Campus Project, Series 2013, 7.350%, 8/01/43	8/23 at 100.00	BB	3,509,498
1,715	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Refunding Series 2016, 3.625%, 8/01/46	8/26 at 100.00	A	1,649,881
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014A, 5.000%, 1/15/44	1/24 at 100.00	A	552,405
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Peak-to-Peak Charter School, Refunding Series 2014, 5.000%, 8/15/30	8/24 at 100.00	A	1,138,700
3,915	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Weld County School District 6 – Frontier Academy, Refunding & Improvement Series 2016, 3.250%, 6/01/46	6/26 at 100.00	A	3,649,172
1,250	Colorado Educational and Cultural Facilities Authority, Revenue and Refunding Bonds, University Corporation for Atmospheric Research Project, Series 2012A, 4.500%, 9/01/22	No Opt. Call	A+	1,447,575
1,465	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39	8/19 at 100.00	N/R	1,571,623
6,910	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	BBB+	7,618,275
2,300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	BBB+	2,498,927
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A:
3,020	5.250%, 1/01/40	1/23 at 100.00	BBB+	3,393,514
4,890	5.250%, 1/01/45	1/23 at 100.00	BBB+	5,456,898
1,400	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Neighborhoods Project, Refunding Series 2016, 5.000%, 1/01/31	1/24 at 102.00	N/R	1,570,968
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
2,670	5.000%, 6/01/28	No Opt. Call	BBB+	3,074,291
2,395	5.000%, 6/01/40	No Opt. Call	BBB+	2,647,146
220	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	BBB+	253,906
2,090	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System,Series 2005B, 5.250%, 3/01/36 – AGM Insured	9/18 at 102.00	Aa3	2,248,359
1,150	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 – AGM Insured	9/18 at 102.00	Aa3	1,235,181
9,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	9,838,710
625	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-Term Care National Obligated Group Project, Series 2010A, 6.000%, 11/15/30 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (4)	741,913
1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	A–	1,528,725
750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2008, 5.500%, 5/15/28	5/18 at 100.00	A–	795,915
1,545	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/29	1/17 at 100.00	BBB+	1,548,986
1,000	Colorado Housing and Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2004, 5.700%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	A–	1,073,500
2,000	Colorado Mesa University, Colorado, Enterprise Revenue Bonds, Series 2012B, 4.250%, 5/15/37	5/21 at 100.00	Aa2	2,128,940

NUVEEN	29

NAD	Nuveen Quality Municipal Income Fund
(formerly Nuveen Dividend Advantage Municipal Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$3,000	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014, 5.000%, 8/01/44 – AGM Insured	8/24 at 100.00	A2	$3,465,870
2,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	A+	2,363,420
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A, 5.250%, 11/15/43 (Alternative Minimum Tax)	11/23 at 100.00	A	1,126,930
4,515	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	5,142,450
1,820	Denver City and County, Colorado, Dedicated Tax Revenue Bonds, Refunding & Improvement Series 2016A, 4.000%, 8/01/46	8/26 at 100.00	AA–	1,939,483
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016:
2,200	5.000%, 12/01/35 (WI/DD, Settling 11/08/16)	12/26 at 100.00	BBB–	2,479,840
685	5.000%, 12/01/40 (WI/DD, Settling 11/08/16)	12/26 at 100.00	BBB–	769,652
4,030	Denver School District 1, Colorado, General Obligation Bonds, Series 2012B, 4.000%, 12/01/16	No Opt. Call	AA	4,041,365
	Denver, Colorado, Airport System Revenue Bonds, Series 2006:
4,060	5.000%, 11/15/23 (Pre-refunded 12/19/16) – FGIC Insured	12/16 at 100.00	A1 (4)	4,094,348
6,800	5.000%, 11/15/24 (Pre-refunded 12/19/16) – FGIC Insured	12/16 at 100.00	A1 (4)	6,824,956
8,940	5.000%, 11/15/25 (Pre-refunded 12/19/16) – FGIC Insured	12/16 at 100.00	A1 (4)	9,015,632
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A:
385	0.000%, 9/01/35	No Opt. Call	BBB	196,831
150	0.000%, 9/01/37	No Opt. Call	BBB	69,972
75	0.000%, 9/01/38	No Opt. Call	BBB	33,371
20	0.000%, 9/01/39	No Opt. Call	BBB	8,536
110	0.000%, 9/01/41	No Opt. Call	BBB	43,259
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
1,420	0.000%, 9/01/23 – NPFG Insured	No Opt. Call	BBB	1,209,244
18,380	0.000%, 9/01/25 – NPFG Insured	No Opt. Call	BBB	14,602,359
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
1,045	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	BBB	701,634
2,175	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	BBB	1,399,721
25,050	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	BBB	15,516,972
23,305	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	BBB	13,869,039
100	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	BBB	57,117
12,500	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2006A, 0.000%, 9/01/38 – NPFG Insured	9/26 at 54.77	BBB	4,689,750
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
385	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	BBB	271,028
60,000	0.000%, 3/01/36 – NPFG Insured	No Opt. Call	BBB	30,706,800
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
345	0.000%, 9/01/28 – NPFG Insured	9/20 at 63.98	BBB	193,631
13,000	0.000%, 9/01/34 – NPFG Insured	9/20 at 45.40	BBB	5,110,300
14,500	0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	BBB	5,221,885
500	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Refunding Series 2011A, 5.500%, 5/01/22 (Alternative Minimum Tax)	5/21 at 100.00	Baa2	546,680
5,000	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.350%, 12/01/37 (Pre-refunded 12/01/17) – RAAI Insured	12/17 at 100.00	A3 (4)	5,250,350
1,860	Metropolitan State University of Denver, Colorado, Institutional Enterprise Revenue Bonds, Aerospace and Engineering Sciences Building Project, Series 2016, 4.000%, 12/01/40	12/25 at 100.00	Aa2	1,984,006
5,000	Metropolitan Wastewater Reclamation District, Colorado, Sewer Revenue Bonds, Series 2012A, 5.000%, 4/01/17	No Opt. Call	Aa1	5,091,200

30	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Park 70 Metropolitan District, City of Aurora, Colorado, General Obligation Refunding and Improvement Bonds, Series 2016:
$1,065	5.000%, 12/01/36	12/26 at 100.00	Baa3	$1,189,317
2,600	5.000%, 12/01/46	12/26 at 100.00	Baa3	2,873,000
6,705	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45	12/25 at 100.00	BBB	7,553,853
5,715	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	BBB(4)	6,838,283
3,000	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.250%, 12/01/30 (Pre-refunded 12/01/19) – AGC Insured	12/19 at 100.00	BBB(4)	3,468,900
700	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.500%, 11/15/38	No Opt. Call	BBB+	983,010
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
2,500	6.500%, 1/15/30	7/20 at 100.00	Baa3	2,900,275
3,115	6.000%, 1/15/34	7/20 at 100.00	Baa3	3,551,193
2,615	6.000%, 1/15/41	7/20 at 100.00	Baa3	2,976,158
1,500	Waterview I Metropolitan District, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2016, 5.000%, 12/01/41	12/26 at 100.00	A–	1,728,300
315,250	Total Colorado			248,847,102
	Connecticut – 0.5% (0.3% of Total Investments)
3,430	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2012H, 5.000%, 7/01/24 – AGM Insured	7/22 at 100.00	A2	3,971,631
	Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue Bonds, Tender Option Bond Trust 2016-XG0059:
1,295	14.987%, 1/01/32 (IF) (5)	1/23 at 100.00	A+	2,050,736
190	14.856%, 1/01/38 (IF) (5)	1/23 at 100.00	A+	292,908
1,930	Connecticut, General Obligation Bonds, Series 2001C, 5.500%, 12/15/16	No Opt. Call	AA–	1,941,387
2,500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	2,898,825
3,565	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds, Series 2013A, 4.000%, 4/01/39	4/22 at 100.00	AA	3,765,709
4,348	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series 2013A, 6.050%, 7/01/31, PIK (8)	No Opt. Call	N/R	169,446
17,258	Total Connecticut			15,090,642
	Delaware – 0.3% (0.2% of Total Investments)
7,255	Delaware Transportation Authority, Revenue Bonds, US 301 Project, Series 2015, 5.000%, 6/01/55	6/25 at 100.00	A1	8,239,866
	District of Columbia – 2.5% (1.6% of Total Investments)
1,580	District of Columbia Housing Finance Agency, GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 1988E-4, 6.375%, 6/01/26 (Alternative Minimum Tax)	12/16 at 100.00	AA+	1,584,614
5,750	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	BBB	6,937,317
21,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46	1/17 at 100.00	N/R	2,686,950
23,745	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Series 1998, 5.500%, 10/01/23 – AGM Insured (UB)	No Opt. Call	AA	28,737,624
	District of Columbia, General Obligation Bonds, Series 1998B:
5,000	6.000%, 6/01/19 – NPFG Insured	No Opt. Call	AA	5,629,800
9,505	6.000%, 6/01/20 – NPFG Insured	No Opt. Call	AA	11,117,428

NUVEEN	31

NAD	Nuveen Quality Municipal Income Fund
(formerly Nuveen Dividend Advantage Municipal Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	District of Columbia (continued)
$5,625	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Project, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	BBB+	$6,254,212
2,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B, 0.000%, 10/01/36 – AGC Insured	No Opt. Call	A3	936,940
16,400	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	1/17 at 100.00	AA+	16,450,020
90,605	Total District of Columbia			80,334,905
	Florida – 8.9% (5.7% of Total Investments)
1,480	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A, 5.000%, 11/15/37	11/23 at 100.00	BBB	1,627,600
	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A:
450	5.000%, 9/01/45	9/23 at 100.00	BBB–	465,759
875	5.000%, 9/01/48	9/23 at 100.00	BBB–	904,365
1,000	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Health First, Inc. Project, Series 2009B, 7.000%, 4/01/39 (Pre-refunded 4/01/19)	4/19 at 100.00	A (4)	1,144,200
7,500	Broward County, Florida, Airport System Revenue Bonds, Series 2015A, 5.000%, 10/01/45 (Alternative Minimum Tax)	10/25 at 100.00	A+	8,514,975
4,315	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	A	4,972,865
100	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2012A, 6.125%, 6/15/43	No Opt. Call	N/R	109,545
4,165	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2012A, 5.000%, 4/01/32	4/22 at 100.00	Baa1	4,684,834
1,150	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University, Refunding Series 2011, 6.375%, 4/01/31	4/21 at 100.00	Baa1	1,353,654
2,000	Florida Ports Financing Commission, Revenue Bonds, State Transportation Trust Fund-Intermodal Program, Refunding Series 2011B, 5.375%, 10/01/29 (Alternative Minimum Tax)	10/21 at 100.00	Aa3	2,326,520
3,175	Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of Transportation, Series 2010B, 5.000%, 7/01/40	No Opt. Call	AA	3,593,306
2,500	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Refunding Series 2009C, 5.000%, 10/01/34 (Pre-refunded 10/01/19)	10/19 at 100.00	AA– (4)	2,789,400
11,705	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds, Series 2016A, 5.000%, 10/01/46 (Alternative Minimum Tax)	10/26 at 100.00	AA–	13,482,872
5,020	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Senior Lien Series 2015A, 5.000%, 10/01/44 (Alternative Minimum Tax)	10/24 at 100.00	A+	5,617,581
10,305	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Series 2015A, 5.000%, 10/01/44	10/24 at 100.00	A–	11,880,841
2,290	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/40	10/24 at 100.00	A+	2,629,676
8,000	JEA, Florida, Water and Sewer System Revenue Bonds, Series 2010D, 5.000%, 10/01/39	4/20 at 100.00	Aa2	8,921,280
2,735	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015, 5.000%, 11/15/35	11/24 at 100.00	A2	3,111,610
2,605	Marion County Hospital District, Florida, Revenue Bonds, Munroe Regional Medical Center, Refunding and Improvement Series 2007, 5.000%, 10/01/34 (Pre-refunded 10/01/17)	10/17 at 100.00	BBB+ (4)	2,707,038
1,500	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	BB	1,567,950
9,820	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured	2/24 at 100.00	A1	11,221,314

32	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$2,930	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2012A, 5.000%, 4/01/42	No Opt. Call	A–	$3,258,805
8,070	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2015A, 5.000%, 4/01/45	4/25 at 100.00	A–	9,314,394
13,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport Hub, Series 2007B, 4.500%, 10/01/31 (Pre-refunded 10/01/17) – NPFG Insured	10/17 at 100.00	A2 (4)	13,431,080
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012A, 5.000%, 10/01/29 (Alternative Minimum Tax)	No Opt. Call	A	1,138,310
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2014B, 5.000%, 10/01/37	10/24 at 100.00	A	1,166,810
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2009B, 5.500%, 10/01/36 (Pre-refunded 10/01/19)	10/19 at 100.00	A (4)	4,511,800
	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B:
4,000	5.000%, 10/01/28	10/20 at 100.00	A	4,540,760
7,890	5.000%, 10/01/41	10/20 at 100.00	A	8,722,316
5,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2014A, 5.000%, 10/01/35 (Alternative Minimum Tax)	10/24 at 100.00	A	5,677,300
3,010	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/38 (Alternative Minimum Tax)	10/25 at 100.00	A	3,424,838
2,865	Miami-Dade County, Florida, Special Obligation Bonds, Refunding Subordinate Series 2012B, 5.000%, 10/01/37	10/22 at 100.00	A2	3,251,546
	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012:
3,000	5.000%, 7/01/42	7/22 at 100.00	A1	3,445,050
2,050	5.000%, 7/01/42 – AGM Insured	7/22 at 100.00	A1	2,376,709
1,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%, 10/01/39 – AGM Insured	10/20 at 100.00	A+	1,125,630
12,370	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	A+	14,200,141
4,000	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.375%, 10/01/40	10/20 at 100.00	A2	4,492,800
3,000	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 46B, Series 2007A, 5.350%, 8/01/41 (Pre-refunded 8/01/17)	8/17 at 100.00	N/R (4)	3,102,300
2,200	Okeechobee County, Florida, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004A, 1.550%, 7/01/39 (Mandatory put 7/01/21)	No Opt. Call	A–	2,184,072
1,665	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2009, 5.125%, 10/01/26	10/19 at 100.00	A	1,827,321
5,000	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2016B, 4.000%, 10/01/45	10/26 at 100.00	A	5,209,950
115	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A, 7.250%, 6/01/34	6/22 at 102.00	N/R	139,087
1,300	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, The Waterford Project, Series 2007, 5.875%, 11/15/37 (Pre-refunded 11/15/17)	11/17 at 100.00	A (4)	1,368,809
4,635	Port Saint Lucie, Florida, Public Service Tax Revenue Bonds, Recovery Zone Facility Bond Series 2014B, 5.000%, 9/01/43	9/24 at 100.00	AA–	5,337,063
9,250	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1, Series 2007B, 5.000%, 7/01/40 (Pre-refunded 7/01/17) – NPFG Insured	7/17 at 100.00	A3 (4)	9,513,070
22,000	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Refunding Series 2007, 5.000%, 8/15/37 (UB)	8/17 at 100.00	AA–	22,536,140
1,000	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Refunding Series 2007, 5.000%, 8/15/42	8/17 at 100.00	AA–	1,023,730
20,175	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB), (5)	8/17 at 100.00	AA–	20,653,752

NUVEEN	33

NAD	Nuveen Quality Municipal Income Fund
(formerly Nuveen Dividend Advantage Municipal Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$2,500	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 11151, 16.304%, 8/15/42 (IF)	8/17 at 100.00	AA–	$2,737,300
705	Southeast Overtown/Park West Community Redevelopment Agency, Florida, Tax Increment Revenue Bonds, Series 2014A-1, 5.000%, 3/01/30	3/24 at 100.00	BBB+	785,624
1,500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.250%, 7/01/44	1/24 at 100.00	A–	1,694,955
700	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A, 5.000%, 9/01/29	9/22 at 100.00	A+	809,081
14,610	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series 2012B, 5.000%, 7/01/42	No Opt. Call	A	16,511,638
65	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39 (7)	5/17 at 100.00	N/R	52,629
195	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (7)	5/19 at 100.00	N/R	118,180
85	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (7)	5/22 at 100.00	N/R	38,241
120	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (8)	5/18 at 100.00	N/R	1
10	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007-1. RMKT, 6.650%, 5/01/40	5/18 at 100.00	N/R	10,154
195	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.650%, 5/01/40	5/17 at 100.00	N/R	195,770
290	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40	5/18 at 100.00	N/R	181,734
180	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (8)	5/18 at 100.00	N/R	95,612
195	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (8)	5/18 at 100.00	N/R	2
1,105	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	1/17 at 100.00	N/R	1,104,889
6,510	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University Inc. Project, Series 2015, 5.000%, 6/01/45	6/25 at 100.00	A–	7,435,722
257,180	Total Florida			282,372,300
	Georgia – 1.9% (1.2% of Total Investments)
1,820	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium Project, Senior Lien Series 2015A-1, 5.250%, 7/01/40	7/25 at 100.00	A+	2,167,129
865	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	968,489
1,510	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.250%, 11/01/34 – AGM Insured	11/19 at 100.00	A+	1,686,036
	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015:
3,065	5.000%, 11/01/31	5/25 at 100.00	A+	3,671,410
5,000	5.000%, 11/01/32	5/25 at 100.00	A+	5,960,300
5,000	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, KSU Village II Real Estate Foundation LLC Project, Senior Series 2007A, 5.250%, 7/15/38 (Pre-refunded 7/15/17) – AMBAC Insured	7/17 at 100.00	N/R (4)	5,157,000
2,000	Dalton Development Authority, Georgia, Revenue Certificates, Hamilton Health Care System Inc., Series 1996, 5.500%, 8/15/26 – NPFG Insured	No Opt. Call	A3	2,376,100
	East Point Building Authority, Georgia, Revenue Bonds, Water & Sewer Project Series 2006A:
4,360	5.000%, 2/01/30 – SYNCORA GTY Insured	1/17 at 100.00	N/R	4,366,060
1,480	5.000%, 2/01/34 – SYNCORA GTY Insured	1/17 at 100.00	N/R	1,481,880

34	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$2,500	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010A, 5.000%, 2/15/30	2/20 at 100.00	A	$2,747,150
3,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.250%, 2/15/37	2/20 at 100.00	AA–	3,289,680
10,260	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2015A, 5.000%, 7/01/60	7/25 at 100.00	A2	11,803,309
265	Georgia Municipal Electric Authority, Project One Special Obligation Bonds, Fourth Crossover Series 1997E, 6.500%, 1/01/20	No Opt. Call	A	285,326
1,000	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/20	No Opt. Call	BBB+	1,092,550
3,035	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2008, 6.500%, 8/01/38 – AGC Insured	8/18 at 100.00	BB+	3,285,570
1,550	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Refunding Series 1992P, 6.250%, 7/01/20 – AMBAC Insured	No Opt. Call	Aa1	1,713,928
3,265	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third Indenture, Series 2015B, 5.000%, 7/01/41	7/26 at 100.00	AA–	3,881,693
1,220	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.250%, 10/01/27	10/21 at 100.00	Baa2	1,398,449
1,425	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	1,577,703
52,620	Total Georgia			58,909,762
	Guam – 0.1% (0.1% of Total Investments)
765	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A–	835,778
1,770	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	BBB–	1,919,866
1,220	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	BBB–	1,387,201
3,755	Total Guam			4,142,845
	Hawaii – 0.9% (0.6% of Total Investments)
13,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A	15,254,330
	Hawaii State, Airport System Revenue Bonds, Series 2015A:
2,500	5.000%, 7/01/41 (Alternative Minimum Tax)	7/25 at 100.00	A	2,858,475
8,205	5.000%, 7/01/45 (Alternative Minimum Tax)	7/25 at 100.00	A	9,348,121
23,705	Total Hawaii			27,460,926
	Idaho – 0.2% (0.1% of Total Investments)
	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016:
1,795	5.000%, 9/01/23	No Opt. Call	BB+	2,056,047
1,000	5.000%, 9/01/29	9/26 at 100.00	BB+	1,148,970
	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights Mitigation Series 2012A:
1,155	4.750%, 9/01/26	9/22 at 100.00	Baa1	1,294,097
310	5.000%, 9/01/32	9/22 at 100.00	Baa1	344,168
4,260	Total Idaho			4,843,282
	Illinois – 18.3% (11.8% of Total Investments)
3,000	Bensenville, Illinois, General Obligation Bonds, Series 2011A, 5.000%, 12/15/30 – AGM Insured	12/21 at 100.00	AA	3,296,280
1,470	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	B3	1,308,388
9,250	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	B	9,836,635

NUVEEN	35

NAD	Nuveen Quality Municipal Income Fund
(formerly Nuveen Dividend Advantage Municipal Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$2,400	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016B, 6.500%, 12/01/46	12/26 at 100.00	B	$2,465,520
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
10,000	0.000%, 12/01/20 – FGIC Insured	No Opt. Call	B+	8,734,300
10,130	0.000%, 12/01/24 – FGIC Insured	No Opt. Call	B+	7,392,266
7,140	0.000%, 12/01/25 – FGIC Insured	No Opt. Call	B+	4,940,309
4,325	0.000%, 12/01/29 – FGIC Insured	No Opt. Call	B+	2,382,902
4,235	0.000%, 12/01/31 – FGIC Insured	No Opt. Call	B+	2,085,356
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
15,000	0.000%, 12/01/21 – FGIC Insured	No Opt. Call	B+	12,586,050
10,000	0.000%, 12/01/23 – FGIC Insured	No Opt. Call	B+	7,671,400
8,845	5.500%, 12/01/26 – FGIC Insured	No Opt. Call	B+	10,182,541
7,900	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	A1	8,728,157
2,404	Chicago, Illinois, Certificates of Participation Tax Increment Revenue Notes, Fullerton/Milwaukee Redevelopment Project, Series 2011A, 6.830%, 3/15/24	3/17 at 100.00	Ba3	2,435,595
	Chicago, Illinois, FHA/GNMA Multifamily Housing Revenue Bonds, Archer Court Apartments, Series 1999A:
285	5.500%, 12/20/19 (Alternative Minimum Tax)	4/17 at 100.00	AA–	285,789
1,210	5.600%, 12/20/29 (Alternative Minimum Tax)	4/17 at 100.00	AA–	1,212,214
1,925	5.650%, 12/20/40 (Alternative Minimum Tax)	4/17 at 100.00	AA–	1,927,791
2,245	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2015C, 5.000%, 1/01/46 (Alternative Minimum Tax)	1/25 at 100.00	A	2,494,083
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
4,115	0.000%, 1/01/33 – FGIC Insured	No Opt. Call	BBB–	1,937,177
29,600	0.000%, 1/01/38 – FGIC Insured	No Opt. Call	BBB–	10,767,592
3,880	Chicago, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 1/01/34 – AGM Insured	1/17 at 100.00	BBB–	3,892,688
22,750	Chicago, Illinois, General Obligation Refunding Bonds, Emergency Telephone System, Series 1999, 5.500%, 1/01/23 – FGIC Insured	No Opt. Call	BBB–	25,112,360
6,280	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/22 at 100.00	Ba1	6,537,480
6,410	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2001A, 5.500%, 1/01/30 – NPFG Insured	No Opt. Call	A3	7,663,988
1,500	Chicago, Illinois, Water Revenue Bonds, Senior Lien Series 2001, 5.750%, 11/01/30 – AMBAC Insured	No Opt. Call	Baa2	1,832,130
13,310	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	A2	14,419,921
	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History, Series 2002:
2,785	5.500%, 11/01/36	11/23 at 100.00	A	3,113,519
700	4.500%, 11/01/36	11/24 at 100.00	A	726,187
4,000	4.450%, 11/01/36	11/25 at 102.00	A	4,212,840
410	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A, 6.000%, 12/01/45	12/25 at 100.00	N/R	417,228
13,955	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2015, 5.000%, 5/01/45 (UB) (5)	5/25 at 100.00	AA	15,945,402
2,000	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2016, 4.000%, 3/01/38	3/26 at 100.00	A1	2,100,120
4,985	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/32	9/22 at 100.00	BBB	5,438,037
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
4,750	5.000%, 9/01/39	9/24 at 100.00	BBB	5,222,292
6,000	5.000%, 9/01/42	9/24 at 100.00	BBB	6,583,680

36	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$4,125	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	Aa2	$4,656,547
4,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	A+	4,246,720
2,120	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A	2,213,238
3,875	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa2	4,046,391
1,750	Illinois Finance Authority, Revenue Bonds, Hospital Sisters Services Inc., Series 2007, 5.000%, 3/15/26	No Opt. Call	AA–	1,774,973
	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Refunding Series 2016A:
11,520	4.000%, 7/01/37	7/26 at 100.00	A2	12,012,595
6,140	4.000%, 7/01/38	7/26 at 100.00	A2	6,387,135
345	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	392,489
615	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	719,083
1,925	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37 (Pre-refunded 11/15/17)	11/17 at 100.00	A (4)	2,023,425
10,745	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/45	11/25 at 100.00	A	12,202,882
12,125	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	13,170,660
2,670	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C, 5.000%, 2/15/36	2/27 at 100.00	BBB–	2,939,403
	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A:
50	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	58,955
4,995	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	BBB– (4)	5,913,830
	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A:
415	5.500%, 7/01/28	7/23 at 100.00	A–	488,355
390	6.000%, 7/01/43	7/23 at 100.00	A–	464,225
100	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care Corporation,Refunding Series 2009, 6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (4)	112,743
	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care Corporation,Refunding Series 2009:
90	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (4)	101,469
2,810	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	BBB– (4)	3,168,078
	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Series 1999B:
65	5.000%, 5/15/19 (Pre-refunded 5/15/18) – AGM Insured	5/18 at 100.00	A2 (4)	69,095
1,735	5.000%, 5/15/19 (Pre-refunded 5/15/18) – AGM Insured	5/18 at 100.00	A2 (4)	1,844,305
1,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Refunding Series 2006B, 5.250%, 11/01/35 (Pre-refunded 11/01/18) – NPFG Insured	11/18 at 100.00	AA– (4)	1,086,060
1,120	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39 (Pre-refunded 5/01/19)	5/19 at 100.00	Aaa	1,276,218
4,250	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015B, 5.000%, 11/15/39	5/25 at 100.00	A+	4,877,428
4,975	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37 (Pre-refunded 8/01/17)	8/17 at 100.00	N/R (4)	5,150,170
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2008A:
4,000	6.000%, 8/15/23	8/18 at 100.00	BBB+	4,295,000
5,000	5.500%, 8/15/30	8/18 at 100.00	BBB+	5,251,200

NUVEEN	37

NAD	Nuveen Quality Municipal Income Fund
(formerly Nuveen Dividend Advantage Municipal Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
$560	5.000%, 8/15/35	8/25 at 100.00	Baa1	$633,685
3,745	5.000%, 8/15/44	8/25 at 100.00	Baa1	4,168,148
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009:
2,000	6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	2,323,540
3,000	7.000%, 8/15/44 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	3,495,600
1,000	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	A2	1,101,890
1,400	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B, 5.000%, 8/15/26	8/20 at 100.00	AA–	1,562,806
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (UB) (5)	2/21 at 100.00	AA–	2,955,800
500	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.875%, 2/15/26	1/17 at 100.00	N/R	500,820
3,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2015A, 5.000%, 10/01/46	10/25 at 100.00	AA–	3,420,000
1,225	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2007, 5.000%, 7/01/19 (Pre-refunded 7/01/17)	7/17 at 100.00	AA– (4)	1,259,337
11,140	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	AA–	12,305,355
5,915	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	Baa3	5,971,429
2,000	Illinois Health Facilities Authority, Revenue Bonds, Midwest Care Center I Inc., Series 2001, 5.950%, 2/20/36	2/17 at 100.00	Aa1	2,008,400
1,830	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014, 5.250%, 6/15/32 – AGM Insured	6/24 at 100.00	BBB	2,067,369
	Illinois State, General Obligation Bonds, February Series 2014:
3,500	5.250%, 2/01/30	2/24 at 100.00	BBB	3,816,435
4,000	5.250%, 2/01/31	2/24 at 100.00	BBB	4,348,440
3,200	5.250%, 2/01/32	2/24 at 100.00	BBB	3,466,144
2,000	5.250%, 2/01/33	2/24 at 100.00	BBB	2,158,480
1,575	5.250%, 2/01/34	2/24 at 100.00	BBB	1,699,803
2,000	5.000%, 2/01/39	2/24 at 100.00	BBB	2,072,400
4,225	Illinois State, General Obligation Bonds, June Series 2016, 4.000%, 6/01/37	6/26 at 100.00	BBB	3,948,643
	Illinois State, General Obligation Bonds, May Series 2014:
1,305	5.000%, 5/01/36	5/24 at 100.00	BBB	1,359,640
1,950	5.000%, 5/01/39	5/24 at 100.00	BBB	2,022,794
3,510	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/29 (WI/DD, Settling 11/02/16)	2/27 at 100.00	BBB	3,816,599
2,375	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	BBB	2,550,774
	Illinois State, General Obligation Bonds, Series 2012A:
3,600	4.000%, 1/01/26	1/22 at 100.00	BBB	3,640,068
415	5.000%, 3/01/37	3/22 at 100.00	BBB	427,492
	Illinois State, General Obligation Bonds, Series 2013:
2,500	5.250%, 7/01/31	7/23 at 100.00	BBB	2,713,125
1,520	5.500%, 7/01/38	7/23 at 100.00	BBB	1,663,336
1,430	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 3.750%, 6/15/25	6/21 at 100.00	AA+	1,535,062
1,395	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA–	1,593,969
4,685	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A, 5.000%, 1/01/40	7/25 at 100.00	AA–	5,418,437

38	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$4,435	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B, 5.000%, 1/01/40	1/26 at 100.00	AA–	$5,110,362
1,815	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 2015-XF0051, 15.850%, 1/01/38 (IF)	1/23 at 100.00	AA–	2,851,220
1,875	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 2015-XF0052, 15.930%, 1/01/38 (IF)	1/23 at 100.00	AA–	2,944,725
2,000	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation Bonds, Series 2006, 0.000%, 12/01/21 – NPFG Insured	No Opt. Call	Aa3	1,782,660
3,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36 (9)	1/17 at 100.00	N/R	1,319,700
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
850	5.250%, 1/01/25 (10)	1/17 at 100.00	D	254,915
2,750	5.250%, 1/01/30 (10)	1/17 at 100.00	D	824,725
1,510	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A, 5.250%, 1/01/39 – AGM Insured	1/21 at 100.00	A2	1,670,136
1,525	McCook, Illinois, General Obligation Bonds, Series 2008, 5.200%, 12/01/30	12/18 at 100.00	BBB	1,627,846
9,000	McHenry County Community Unit School District 200, Woodstock, Illinois, General Obligation Bonds, Series 2006B, 0.000%, 1/15/23 – FGIC Insured	No Opt. Call	Aa2	7,806,510
1,890	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2015B, 5.000%, 6/15/52	12/25 at 100.00	BBB–	2,061,820
5,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A, 5.500%, 6/15/53	12/25 at 100.00	BBB–	5,686,600
10,050	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2010A, 5.500%, 6/15/50	6/20 at 100.00	BBB–	10,706,667
1,050	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 5.000%, 6/15/50	6/20 at 100.00	BBB	1,118,933
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1996A:
6,015	0.000%, 12/15/21 – NPFG Insured	No Opt. Call	BBB	5,111,427
12,250	0.000%, 12/15/22 – NPFG Insured	No Opt. Call	BBB	10,011,067
23,575	0.000%, 12/15/23 – NPFG Insured	No Opt. Call	BBB	18,437,536
10,775	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	BBB	8,038,904
2,685	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50	6/20 at 100.00	BBB–	2,807,758
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
6,765	0.000%, 12/15/23 – NPFG Insured	No Opt. Call	BBB	5,290,771
5,000	0.000%, 12/15/34 – NPFG Insured	No Opt. Call	BBB	2,266,050
1,100	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	BBB	472,791
3,805	0.000%, 6/15/41 – NPFG Insured	No Opt. Call	BBB	1,249,258
3,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Hospitality Facility, Series 1996A, 7.000%, 7/01/26 (ETM)	No Opt. Call	AA+ (4)	3,922,230
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
1,550	5.250%, 6/01/21	No Opt. Call	A	1,797,674
4,000	6.250%, 6/01/24	1/17 at 100.00	A	4,045,720
800	6.000%, 6/01/28	6/21 at 100.00	A–	940,168
	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1999:
22,650	5.750%, 6/01/19 – AGM Insured	No Opt. Call	Aa3	25,322,020
3,500	5.750%, 6/01/23 – AGM Insured	No Opt. Call	Aa3	4,255,545
2,395	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/22 – AGM Insured	No Opt. Call	AA	2,057,497

NUVEEN	39

NAD	Nuveen Quality Municipal Income Fund
(formerly Nuveen Dividend Advantage Municipal Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
$2,250	5.000%, 3/01/29	3/25 at 100.00	A3	$2,654,370
3,505	5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	A2	4,004,462
	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013:
1,580	6.000%, 10/01/32	10/23 at 100.00	A3	1,897,533
9,625	6.250%, 10/01/38	10/23 at 100.00	A3	11,588,885
2,745	6.000%, 10/01/42	10/23 at 100.00	A3	3,243,629
4,930	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/23 – AGM Insured	No Opt. Call	A2	4,047,283
12,775	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/24 – AGM Insured (ETM)	No Opt. Call	A2 (4)	11,255,286
2,475	Will County School District 122, New Lenox, Illinois, General Obligation Bonds, Series 2000B, 0.000%, 11/01/18 – AGM Insured	No Opt. Call	A2	2,389,662
603,644	Total Illinois			581,731,054
	Indiana – 3.4% (2.2% of Total Investments)
6,180	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown Point Community School Corporation, Series 2000, 0.000%, 1/15/23 – NPFG Insured	No Opt. Call	A3	5,466,704
1,555	Indiana Finance Authority, Educational Facilities Revenue Bonds, Butler University Project, Refunding Series 2012B, 5.000%, 2/01/28	2/22 at 100.00	A–	1,759,871
1,050	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	B–	1,023,068
2,865	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	3,205,591
1,500	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.125%, 3/01/30 (Pre-refunded 3/02/20)	3/20 at 100.00	BBB– (4)	1,697,115
7,480	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding 2015A, 5.000%, 12/01/40	6/25 at 100.00	AA–	8,709,039
	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A:
3,015	5.000%, 7/01/44 (Alternative Minimum Tax)	7/23 at 100.00	BBB	3,325,032
6,545	5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	7,176,920
1,500	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 7/01/40 (Alternative Minimum Tax)	7/23 at 100.00	BBB	1,668,495
4,670	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38	12/19 at 100.00	AA–	5,177,769
2,500	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2010B., 5.000%, 12/01/37	12/20 at 100.00	AA–	2,820,925
	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014:
1,305	5.250%, 9/01/34 (Alternative Minimum Tax)	9/24 at 100.00	B	1,410,235
3,790	5.250%, 9/01/40 (Alternative Minimum Tax)	9/24 at 100.00	B	4,068,262
15,900	5.000%, 9/01/46 (Alternative Minimum Tax)	9/24 at 100.00	B	16,808,208
1,880	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, First Lien Green Series 2016A, 5.000%, 10/01/46	10/26 at 100.00	A	2,179,428
2,750	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	A3	3,146,935
	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Sisters of Saint Francis Health Services Inc., Series 2006E:
475	5.250%, 11/01/25 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	Aa3 (4)	506,269
530	5.250%, 11/01/29 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	Aa3 (4)	564,890
2,225	5.250%, 5/15/41 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	Aa3 (4)	2,370,782

40	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007:
$2,060	5.500%, 3/01/37 (Pre-refunded 3/01/17)	3/17 at 100.00	N/R (4)	$2,093,084
1,940	5.500%, 3/01/37 (Pre-refunded 3/01/17)	3/17 at 100.00	A+ (4)	1,963,610
2,860	Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, Tender Option Bond Trust 2015-XF0068, 7.254%, 7/01/32 (Alternative Minimum Tax) (IF)	1/17 at 100.00	Aaa	2,925,351
7,875	Indiana Municipal Power Agency Power Supply System Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/42	7/26 at 100.00	A+	9,130,511
10,900	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 (Pre-refunded 1/01/17) – NPFG Insured	1/17 at 100.00	A1 (4)	10,977,935
1,700	Saint Joseph County, Indiana, Educational Facilities Revenue Bonds, University of Notre Dame du Lac Project, Refunding Series 2009, 5.000%, 3/01/36	3/18 at 100.00	Aaa	1,791,307
3,985	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 7.000%, 1/01/44 (Alternative Minimum Tax)	1/24 at 100.00	N/R	4,956,384
99,035	Total Indiana			106,923,720
	Iowa – 1.6% (1.1% of Total Investments)
1,500	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	Ba2	1,544,760
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
3,700	5.000%, 12/01/19	No Opt. Call	B–	3,805,561
5,645	5.500%, 12/01/22	12/18 at 100.00	B–	5,727,135
1,335	5.250%, 12/01/25	12/23 at 100.00	B–	1,396,503
3,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	A	3,266,790
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
24,420	5.500%, 6/01/42	1/17 at 100.00	B2	24,418,291
12,100	5.625%, 6/01/46	1/17 at 100.00	B2	11,970,288
51,700	Total Iowa			52,129,328
	Kansas – 0.4% (0.3% of Total Investments)
1,240	Johnson and Miami Counties Unified School District 230, Kansas, General Obligation Bonds, Series 2011A, 5.000%, 9/01/26 (Pre-refunded 9/01/21)	9/21 at 100.00	Aa3 (4)	1,452,003
1,540	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/29	11/19 at 100.00	AA	1,731,437
1,000	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2008, 5.000%, 9/01/29	9/17 at 100.00	A+	1,025,960
2,755	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	2,759,601
550	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	579,046
80	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)	No Opt. Call	Aaa	83,755
5,000	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Improvement Series 2012B, 5.000%, 9/01/32	No Opt. Call	A3	5,732,850
30	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital	12/16 at 76.41	A– (4)	22,907
	Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21 (Mandatory put)
12,195	Total Kansas			13,387,559

NUVEEN	41

NAD	Nuveen Quality Municipal Income Fund
(formerly Nuveen Dividend Advantage Municipal Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky – 1.9% (1.2% of Total Investments)
	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2016:
$1,635	5.000%, 1/01/25	No Opt. Call	A2	$1,974,099
600	5.000%, 1/01/29	1/26 at 100.00	A2	712,986
	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A:
2,000	6.000%, 6/01/30	6/20 at 100.00	Baa3	2,243,920
5,500	6.500%, 3/01/45	6/20 at 100.00	Baa3	6,224,185
5,510	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46	8/21 at 100.00	A3	5,980,774
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	A3	1,061,510
2,730	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45	7/25 at 100.00	Baa2	3,056,672
	Kentucky Municipal Power Agency, Power System Revenue Bonds, Prairie State Project Series 2007A:
505	5.000%, 9/01/37 (Pre-refunded 9/01/17) – NPFG Insured	9/17 at 100.00	A3 (4)	522,827
1,785	5.000%, 9/01/37 (Pre-refunded 9/01/17) – NPFG Insured	9/17 at 100.00	A3 (4)	1,848,011
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
4,790	0.000%, 7/01/43 (7)	7/31 at 100.00	Baa3	4,085,056
3,655	0.000%, 7/01/46 (7)	7/31 at 100.00	Baa3	3,127,583
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A:
8,360	5.750%, 7/01/49	7/23 at 100.00	Baa3	9,690,160
585	6.000%, 7/01/53	7/23 at 100.00	Baa3	688,346
9,195	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/30	6/21 at 100.00	A	10,406,901
2,500	Louisville-Jefferson County Metro Government, Kentucky, Revenue Bonds, Bellarmine University Inc. Project, Refunding & Improvement Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa3	2,631,700
	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011:
5,000	6.250%, 3/01/31	3/21 at 100.00	A3	5,764,200
1,375	6.500%, 3/01/41	3/21 at 100.00	A3	1,579,669
56,725	Total Kentucky			61,598,599
	Louisiana – 3.0% (1.9% of Total Investments)
5,275	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	5,842,115
2,665	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2014B, 5.000%, 2/01/39	2/25 at 100.00	AA–	3,091,986
1,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	Baa3	1,050,940
5,200	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A, 5.000%, 2/01/44	2/24 at 100.00	A+	5,923,736
1,380	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29	8/20 at 100.00	Baa3	1,585,965
8,655	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	9,638,121
485	Louisiana Public Facilities Authority, Hospital Revenue and Refunding Bonds, Lafayette General Medical Center Project, Series 2016A, 5.000%, 11/01/45	11/25 at 100.00	Baa1	540,552
7,900	Louisiana Public Facilities Authority, Revenue Bonds, Nineteenth Judicial District Court Building Project, Series 2007, 5.500%, 6/01/41 (Pre-refunded 6/01/17) – NPFG Insured	6/17 at 100.00	A3 (4)	8,121,516

42	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A:
$3,625	5.375%, 5/15/43	5/17 at 100.00	Baa1	$3,693,875
13,625	5.500%, 5/15/47	5/17 at 100.00	Baa1	13,891,369
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A:
1,375	5.375%, 5/15/43 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	1,409,705
5,175	5.500%, 5/15/47 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	5,309,084
4,305	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011, 6.750%, 5/15/41 (Pre-refunded 5/15/21)	5/21 at 100.00	Baa1 (4)	5,370,918
330	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/36	7/23 at 100.00	A3	372,788
	New Orleans Aviation Board, Louisiana, Revenue Bonds, North Terminal Project, Series 2015B:
6,235	5.000%, 1/01/40 (Alternative Minimum Tax)	1/25 at 100.00	A–	7,021,358
5,140	5.000%, 1/01/45 (Alternative Minimum Tax)	1/25 at 100.00	A–	5,768,673
1,000	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012, 5.000%, 12/01/28 – AGM Insured	12/22 at 100.00	A2	1,170,180
5,350	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A–	6,109,753
1,200	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/44	12/24 at 100.00	A–	1,355,484
485	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	530,973
5,655	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Refunding Series 2015, 5.000%, 12/01/40	12/25 at 100.00	A–	6,504,607
86,060	Total Louisiana			94,303,698
	Maine – 0.7% (0.5% of Total Investments)
2,000	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/33	7/23 at 100.00	Baa3	2,210,080
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A:
4,525	4.000%, 7/01/41	7/26 at 100.00	Baa3	4,465,361
2,800	4.000%, 7/01/46	7/26 at 100.00	Baa3	2,735,600
2,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bates College, Series 2013, 5.000%, 7/01/43	7/23 at 100.00	A+	2,292,000
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
3,000	6.750%, 7/01/36	7/21 at 100.00	Ba2	3,362,880
2,260	6.750%, 7/01/41	7/21 at 100.00	Ba2	2,530,296
1,720	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A1	1,911,505
	Maine Turnpike Authority, Special Obligation Bonds, Series 2014:
1,290	5.000%, 7/01/33	No Opt. Call	A–	1,502,927
1,020	5.000%, 7/01/34	No Opt. Call	A–	1,184,516
20,615	Total Maine			22,195,165
	Maryland – 0.5% (0.3% of Total Investments)
2,100	Anne Arundel County, Maryland, General Obligation Bonds, Consolidated General Improvement, Series 2012, 5.000%, 4/01/17	No Opt. Call	Aa1	2,138,199
5,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Series 2014C, 5.000%, 7/01/44	1/25 at 100.00	AA–	5,793,900
2,200	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/27 – SYNCORA GTY Insured	1/17 at 100.00	BB	2,205,918
450	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2011, 6.000%, 7/01/25	7/21 at 100.00	BBB	530,249

NUVEEN	43

NAD	Nuveen Quality Municipal Income Fund
(formerly Nuveen Dividend Advantage Municipal Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
$515	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BB+	$542,244
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45	7/24 at 100.00	A	1,710,105
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008, 5.750%, 1/01/33 (Pre-refunded 1/01/18)	1/18 at 100.00	BBB(4)	2,115,080
13,765	Total Maryland			15,035,695
	Massachusetts – 2.9% (1.9% of Total Investments)
	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Tender Option Bond Trust 2016-XG0070:
505	15.291%, 10/01/48 (IF) (5)	10/23 at 100.00	A+	810,545
930	15.206%, 10/01/48 (IF) (5)	10/23 at 100.00	A+	1,491,999
	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2008A:
1,160	5.250%, 7/01/34 (Pre-refunded 7/01/18)	7/18 at 100.00	N/R (4)	1,244,773
2,840	5.250%, 7/01/34 (Pre-refunded 7/01/18)	7/18 at 100.00	AAA	3,047,547
	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Refunding Senior Lien Series 2010B:
4,410	5.000%, 1/01/32	1/20 at 100.00	A3	4,904,361
7,500	5.000%, 1/01/37	1/20 at 100.00	A3	8,276,850
650	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.750%, 10/15/37	10/17 at 100.00	N/R	666,055
830	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2010, 7.625%, 10/15/37	10/20 at 100.00	N/R	924,354
750	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012C, 5.250%, 11/01/42 (Alternative Minimum Tax)	11/17 at 100.00	BB–	759,285
825	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green Bonds, Series 2015D, 5.000%, 7/01/44	No Opt. Call	BBB	912,557
8,370	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2016BB-1, 5.000%, 10/01/46 (WI/DD, Settling 11/08/16)	10/26 at 100.00	A+	9,762,852
3,200	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015, 4.500%, 1/01/45	1/25 at 100.00	Baa2	3,432,512
1,220	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A, 5.125%, 1/01/25	1/23 at 100.00	BBB–	1,387,347
2,300	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E, 5.000%, 11/01/43	11/23 at 100.00	A2	2,660,755
2,500	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Healthcare, Refunding Series 2016I, 4.000%, 7/01/41	7/26 at 100.00	BBB+	2,563,450
	Massachusetts Development Finance Agency, Revenue Bonds, Western New England University, Series 2015:
1,145	5.000%, 9/01/40	9/25 at 100.00	BBB	1,294,915
1,280	5.000%, 9/01/45	9/25 at 100.00	BBB	1,441,318
3,365	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2005F, 5.000%, 10/01/19 (Pre-refunded 12/19/16) – AGC Insured	12/16 at 100.00	A3 (4)	3,376,407
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2:
620	5.125%, 7/01/33 (Pre-refunded 7/01/18)	7/18 at 100.00	A– (4)	663,815
500	5.125%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	A– (4)	535,335
9,525	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	10,445,210
2,660	Massachusetts Housing Finance Agency, Housing Bonds, Series 2009F, 5.700%, 6/01/40 (Alternative Minimum Tax)	12/18 at 100.00	AA–	2,772,970

44	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$700	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A, 5.125%, 7/01/41	7/21 at 100.00	A3	$778,155
5,930	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	Aa2	6,900,741
1,100	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior Series 1997A, 0.000%, 1/01/24 – NPFG Insured	No Opt. Call	A3	965,030
370	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A, 5.250%, 8/01/25 (Pre-refunded 8/01/17)	8/17 at 100.00	AA– (4)	382,565
5,590	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A, 5.250%, 8/01/25	8/17 at 100.00	AA+	5,772,178
5,535	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 (Pre-refunded 2/01/17) – AGM Insured	2/17 at 100.00	AA+ (4)	5,588,025
6,700	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Senior Lien Parking Revenue Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	7,661,852
83,010	Total Massachusetts			91,423,758
	Michigan – 3.0% (2.0% of Total Investments)
3,535	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A–	3,952,377
2,500	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.000%, 11/01/30 (Pre-refunded 3/01/17)	3/17 at 103.00	AA (4)	2,608,650
2,435	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%, 7/01/36 (Pre-refunded 7/01/18) – BHAC Insured	7/18 at 100.00	A– (4)	2,609,955
1,600	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2001E, 5.750%, 7/01/31 (Pre-refunded 7/01/18) – BHAC Insured	7/18 at 100.00	AA+ (4)	1,721,536
2,020	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	A–	2,219,233
2,235	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2001C, 4.750%, 7/01/29 – BHAC Insured	7/18 at 100.00	A–	2,342,347
3,000	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A, 6.000%, 7/01/35	1/17 at 100.00	BB	2,985,060
3,665	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A, 5.500%, 7/01/41	7/21 at 100.00	AA–	4,292,595
1,500	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Series 2012, 5.000%, 11/15/42	11/22 at 100.00	A+	1,678,185
405	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1, 5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	A2	460,983
2,690	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-3, 5.000%, 7/01/32 – AGM Insured	7/24 at 100.00	A2	3,103,695
1,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014D-6, 5.000%, 7/01/36 – NPFG Insured	7/24 at 100.00	A3	1,130,910
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2015:
2,500	5.000%, 12/01/31	6/22 at 100.00	AA–	2,888,600
3,670	5.000%, 12/01/32	6/22 at 100.00	AA–	4,225,821
2,000	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012, 5.000%, 10/01/31	10/22 at 100.00	AAA	2,356,420
1,640	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B, 5.000%, 7/01/22	1/17 at 100.00	AAA	1,672,931
5,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding and Project Series 2010F-7, 5.000%, 11/15/47 (WI/DD, Settling 11/03/16)	11/26 at 100.00	Aa2	5,827,850

NUVEEN	45

NAD	Nuveen Quality Municipal Income Fund
(formerly Nuveen Dividend Advantage Municipal Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$2,500	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2009-I, 5.000%, 10/15/23 – AGC Insured	No Opt. Call	AA–	$2,767,050
1,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A, 5.375%, 10/15/41	10/21 at 100.00	A+	1,149,220
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I:
5,000	5.000%, 4/15/28	10/25 at 100.00	A+	6,064,950
10,000	5.000%, 4/15/34	10/25 at 100.00	A+	11,766,500
3,495	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	A3 (4)	3,986,152
4,090	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA–	4,103,252
1,275	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16)	12/16 at 100.00	Aa2 (4)	1,279,514
5,200	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA–	5,716,828
1,165	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Michigan House of Representatives Facilities, Series 2008A, 5.250%, 10/15/23 (Pre-refunded 10/15/18) – AGC Insured	10/18 at 100.00	AA (4)	1,263,804
5,000	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	B2	5,127,850
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	1,304,641
3,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2012A, 5.000%, 12/01/37	No Opt. Call	A–	3,354,300
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2015D:
950	5.000%, 12/01/40	12/25 at 100.00	A–	1,100,889
1,200	5.000%, 12/01/45	12/25 at 100.00	A–	1,383,372
86,420	Total Michigan			96,445,470
	Minnesota – 1.2% (0.8% of Total Investments)
310	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 4.000%, 8/01/36	8/26 at 100.00	BB+	306,643
1,000	City of Vergas, Minnesota, Housing and Health Care Revenue Bonds, CDL Homes, LLC Project, Refunding Series 2016, 4.250%, 8/01/43	8/24 at 100.00	N/R	976,490
1,000	Cuyuna Range Hospital District, Minnesota, Health Care Facilities Gross Revenue Bonds, Refunding Series 2007, 5.000%, 6/01/29	6/17 at 100.00	N/R	1,008,480
8,655	Dakota and Washington Counties Housing and Redevelopment Authority, Minnesota, GNMA Mortgage-Backed Securities Program Single Family Residential Mortgage Revenue Bonds, Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax) (ETM)	No Opt. Call	AA+ (4)	10,239,730
500	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2016A, 4.000%, 7/01/37	7/25 at 100.00	BB+	481,565
2,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40	11/20 at 100.00	BBB–	2,124,500
6,375	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.625%, 11/15/28 (Pre-refunded 11/15/18)	11/18 at 100.00	A2 (4)	7,109,272
3,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Senior Lien Series 2010A, 5.000%, 1/01/35	1/20 at 100.00	AA–	3,327,420
	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2014A:
700	5.000%, 10/01/34	10/24 at 100.00	A2	815,136
500	5.000%, 10/01/35	10/24 at 100.00	A2	580,305
1,000	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/18	No Opt. Call	AA+	1,072,160

46	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$2,000	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Park Nicollet Health Services, Refunding Series 2009, 5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	$2,251,880
	Saint Paul Housing and Redevelopment Authority Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Series 2013:
500	5.000%, 5/01/33	5/23 at 100.00	N/R	531,605
1,000	5.125%, 5/01/48	5/23 at 100.00	N/R	1,058,590
1,520	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community of Peace Academy Project, Refunding Series 2015A, 5.000%, 12/01/50	12/24 at 100.00	BBB–	1,628,391
495	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/36 (Pre-refunded 11/15/16)	11/16 at 100.00	A (4)	495,866
400	Saint Paul Housing and Redevelopment Authority, Minnesota, Upper Landing Project Tax Increment Revenue Refunding Bonds, Series 2012, 5.000%, 9/01/26	No Opt. Call	N/R	423,464
750	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A, 5.000%, 11/15/29	11/25 at 100.00	BB+	861,660
3,835	Washington County, Minnesota, General Obligation Bonds, Capital Improvement Plan, Series 2007A, 3.500%, 2/01/28	8/17 at 100.00	AAA	3,880,138
35,540	Total Minnesota			39,173,295
	Mississippi – 0.8% (0.5% of Total Investments)
620	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/17 at 100.00	Baa3	642,153
	Mississippi Development Bank, Special Obligation Bonds, City of Jackson General Obligation Street Resurfacing Project, Series 2009:
1,325	5.500%, 1/01/23 (Pre-refunded 1/01/19)	1/19 at 100.00	Baa2 (4)	1,453,512
850	5.800%, 1/01/24 (Pre-refunded 1/01/19)	1/19 at 100.00	Baa2 (4)	937,899
	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2016A:
12,500	5.000%, 9/01/41	9/26 at 100.00	A–	14,009,375
7,500	5.000%, 9/01/46	9/26 at 100.00	A–	8,366,025
22,795	Total Mississippi			25,408,964
	Missouri – 2.0% (1.3% of Total Investments)
890	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/28	10/18 at 100.00	Aa3	955,290
1,500	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Series 2008, 5.625%, 8/01/38 (Pre-refunded 8/01/18)	8/18 at 100.00	Baa1 (4)	1,623,630
2,000	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The Sarah Community Project, Refunding Series 2016, 3.625%, 5/01/30	5/25 at 100.00	N/R	1,961,240
500	Curators of the University of Missouri, System Facilities Revenue Bonds, Refunding Series 2014A, 4.000%, 11/01/33	11/24 at 100.00	AA+	549,885
2,000	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	2,195,640
400	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016, 5.000%, 4/01/46	4/26 at 100.00	N/R	385,312
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1:
7,000	0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	A1	5,198,340
5,000	0.000%, 4/15/28 – AMBAC Insured	No Opt. Call	A1	3,581,000
5,000	0.000%, 4/15/29 – AMBAC Insured	No Opt. Call	A1	3,442,450
1,650	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A, 6.000%, 6/01/20	No Opt. Call	A3	1,776,522
3,080	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB	3,431,582

NUVEEN	47

NAD	Nuveen Quality Municipal Income Fund
(formerly Nuveen Dividend Advantage Municipal Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$1,260	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34	10/23 at 100.00	A+	$1,445,119
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A:
1,045	5.000%, 11/15/44	11/23 at 100.00	A2	1,174,956
11,090	5.000%, 11/15/48	11/23 at 100.00	A2	12,419,691
4,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016B, 5.000%, 2/01/46 (WI/DD, Settling 11/04/16)	2/26 at 100.00	BBB+	4,448,360
400	Missouri Health and Educational Facilities Authority, Revenue Bonds, Maryville University of St. Louis Project, Series 2015, 3.500%, 6/15/30	6/22 at 100.00	Baa2	408,312
3,775	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 5.000%, 4/01/26	4/21 at 100.00	A2	4,275,791
5,025	Missouri Highways and Transportation Commission, State Road Revenue Bonds, Refunding Senior Lien Series 2010C, 5.000%, 2/01/17	No Opt. Call	AAA	5,080,225
1,000	North Central Missouri Regional Water Commission, Waterworks System Revenue Bonds, Series 2006, 5.000%, 1/01/37	1/17 at 100.00	N/R	1,003,280
2,000	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Series 2015, 4.125%, 12/01/38	12/21 at 100.00	AA	2,109,660
490	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2012, 4.250%, 7/01/29 – FGIC Insured (Alternative Minimum Tax)	7/22 at 100.00	A–	515,289
	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A:
3,605	5.000%, 12/15/31 (Pre-refunded 12/15/16)	12/16 at 100.00	A2 (4)	3,623,818
1,395	5.000%, 12/15/31 (Pre-refunded 12/15/16) – NPFG Insured	12/16 at 100.00	A2 (4)	1,400,859
575	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Chesterfield, Series 2012, 5.000%, 9/01/42	No Opt. Call	BBB–	602,031
375	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	A–	435,990
65,055	Total Missouri			64,044,272
	Nebraska – 1.1% (0.7% of Total Investments)
1,500	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/32	9/22 at 100.00	BBB+	1,697,970
1,580	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Medical Center, Series 2003, 5.000%, 11/15/16 (ETM)	No Opt. Call	N/R (4)	1,582,654
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015:
1,635	4.125%, 11/01/36	11/25 at 100.00	A–	1,715,883
470	5.000%, 11/01/45	11/25 at 100.00	A–	531,974
5,110	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Refunding Series 2016A, 5.000%, 4/01/38	10/26 at 100.00	A	5,980,897
2,860	Nebraska Public Power District, General Revenue Bonds, Refunding Series 2007B, 4.650%, 1/01/32 (Pre-refunded 7/01/17) – AGM Insured	7/17 at 100.00	AA (4)	2,935,075
6,100	Omaha Convention Hotel Corporation, Nebraska, Convention Center Revenue Bonds, Series 2007, 5.000%, 2/01/35 – AMBAC Insured	2/17 at 100.00	A2	6,153,863
2,135	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Tender Option Bond Trust 2016-XF2220, 18.353%, 2/01/49 – BHAC Insured (IF)	2/17 at 100.00	AA+	3,245,157
7,990	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Series 2007A, 5.000%, 1/01/37 (Pre-refunded 1/01/17) – AMBAC Insured	1/17 at 100.00	BBB+ (4)	8,046,809
	University of Nebraska, Revenue Bonds, Omaha Health & Recreation Project, Series 2008:
1,250	5.000%, 5/15/33 (Pre-refunded 5/15/18)	5/18 at 100.00	AA (4)	1,329,550
2,100	5.000%, 5/15/38 (Pre-refunded 5/15/18)	5/18 at 100.00	AA (4)	2,233,644
32,730	Total Nebraska			35,453,476

48	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 4.6% (2.9% of Total Investments)
$9,000	Clark County Water Reclamation District, Nevada, General Obligation Water Bonds, Series 2009A, 5.250%, 7/01/38 (Pre-refunded 7/01/19)	7/19 at 100.00	Aa1 (4)	$10,005,210
39,625	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	45,011,226
2,500	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2015C, 5.000%, 7/01/26	No Opt. Call	A+	3,106,550
	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A:
5,210	5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	A1	5,762,416
9,725	5.250%, 7/01/42	1/20 at 100.00	A+	10,749,820
15,000	Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds, Catholic Healthcare West, Series 2007B, 5.250%, 7/01/31 – BHAC Insured (UB) (5)	7/17 at 100.00	A3	15,352,200
5,800	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30 (Pre-refunded 6/15/19)	6/19 at 100.00	BBB+ (4)	6,827,818
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015:
9,000	5.000%, 6/01/32	12/24 at 100.00	AA	10,834,470
7,835	5.000%, 6/01/39	12/24 at 100.00	AA	9,260,422
2,600	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B, 5.000%, 6/01/42	6/22 at 100.00	AA	2,998,190
2,280	North Las Vegas, Nevada, General Obligation Bonds, Wastewater Reclamation System Series 2006, 5.000%, 10/01/25 – NPFG Insured	1/17 at 100.00	B+	2,281,801
10,000	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	1/17 at 100.00	B+	10,008,000
10,000	Reno, Nevada, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/31 – BHAC Insured (UB) (5)	7/17 at 100.00	A3	10,234,800
2,050	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/32	7/21 at 100.00	AA	2,339,357
130,625	Total Nevada			144,772,280
	New Hampshire – 0.3% (0.2% of Total Investments)
5,000	New Hampshire Business Finance Authority,Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	BBB(4)	5,729,300
3,500	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Catholic Medical Center, Series 2012, 4.000%, 7/01/32	No Opt. Call	Baa1	3,624,635
1,110	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Tender Option Bond Trust 2016-XL0025, 13.189%, 6/01/39 (IF) (5)	6/19 at 100.00	AA+	1,472,559
9,610	Total New Hampshire			10,826,494
	New Jersey – 4.8% (3.1% of Total Investments)
905	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	1,046,343
	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013:
1,965	5.000%, 1/01/31 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	BBB	2,243,873
2,805	5.125%, 1/01/39 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	BBB	3,186,704
2,685	5.125%, 7/01/42 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	BBB	3,041,112
6,770	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005N-1, 5.500%, 9/01/27 – FGIC Insured	No Opt. Call	A3	8,341,655
1,500	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/22	3/21 at 100.00	BBB+	1,632,660
555	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.750%, 6/01/31	6/20 at 100.00	Baa3	616,644
900	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	1,047,303

NUVEEN	49

NAD	Nuveen Quality Municipal Income Fund
(formerly Nuveen Dividend Advantage Municipal Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$1,480	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	$1,547,458
8,415	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43 (WI/DD, Settling 11/02/16)	7/26 at 100.00	A+	9,676,493
16,840	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2006B, 0.000%, 7/01/35	1/17 at 39.39	A+	6,590,166
2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	A+ (4)	2,406,000
1,235	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	BBB	1,400,539
665	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 2016-XG0001, 17.970%, 6/01/30 (IF) (5)	6/19 at 100.00	A	930,947
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1&2:
2,020	5.000%, 6/15/28 (WI/DD, Settling 11/02/16)	6/26 at 100.00	A3	2,264,804
3,340	5.000%, 6/15/29 (WI/DD, Settling 11/02/16)	6/26 at 100.00	A3	3,733,452
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/26	No Opt. Call	BBB+	684,410
4,705	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	BBB+	5,234,124
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C:
21,120	0.000%, 12/15/28 – AMBAC Insured	No Opt. Call	BBB+	13,427,885
10,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	A–	5,293,200
20,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	A–	10,007,600
25,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	BBB+	11,196,750
30,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	BBB+	12,757,200
4,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 1999A, 5.750%, 6/15/18	No Opt. Call	BBB+	4,259,360
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B:
7,330	5.500%, 6/15/31	6/21 at 100.00	BBB+	8,229,538
2,000	5.000%, 6/15/42	No Opt. Call	BBB+	2,126,940
3,710	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012A, 5.000%, 6/15/42	No Opt. Call	BBB+	3,991,626
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
1,690	5.250%, 6/15/33	6/25 at 100.00	BBB+	1,896,383
2,840	5.000%, 6/15/45	6/25 at 100.00	BBB+	3,081,911
700	New Jersey Turnpike Authority, Revenue Bonds, Series 2009E, 5.250%, 1/01/40	1/19 at 100.00	A2	754,026
1,315	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057, 14.996%, 1/01/43 (IF) (5)	7/22 at 100.00	A	2,051,702
570	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/43	5/23 at 100.00	A+	661,303
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
1,250	4.500%, 6/01/23	6/17 at 100.00	BB	1,267,763
7,080	4.625%, 6/01/26	6/17 at 100.00	B+	7,113,276
6,420	4.750%, 6/01/34	6/17 at 100.00	B–	6,185,413
2,000	5.000%, 6/01/41	6/17 at 100.00	B–	1,883,960
206,810	Total New Jersey			151,810,523
	New Mexico – 0.4% (0.2% of Total Investments)
	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2004A: 5.125%, 6/01/17
880	5.125%, 6/01/17	1/17 at 100.00	A3	883,309
1,295	5.125%, 6/01/19	1/17 at 100.00	A3	1,299,701

50	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Mexico (continued)
$2,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan Project, Refunding Series 2010D, 5.900%, 6/01/40	6/20 at 100.00	Baa2	$2,259,140
5,585	Santa Fe County, New Mexico, Correctional System Gross Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 – AGM Insured	No Opt. Call	A2	6,969,186
9,760	Total New Mexico			11,411,336
	New York – 7.6% (4.9% of Total Investments)
3,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Refunding Series 2016A, 5.000%, 7/15/42	1/27 at 100.00	BBB–	3,444,330
6,600	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/44	No Opt. Call	BBB–	1,997,886
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
4,605	6.000%, 7/15/30 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	5,319,005
3,065	6.250%, 7/15/40 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	3,564,288
490	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 5.250%, 7/01/35	7/25 at 100.00	BBB+	564,882
3,125	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	3,530,187
5,005	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Vassar College, Series 2007, 5.000%, 7/01/46	7/17 at 100.00	AA–	5,137,132
	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2015A:
1,680	4.125%, 5/01/42	5/25 at 100.00	A–	1,777,524
3,195	5.000%, 5/01/43	5/25 at 100.00	A–	3,654,537
5,325	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C, 5.000%, 3/15/41	3/21 at 100.00	Aa1	6,041,159
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
2,600	5.750%, 2/15/47	2/21 at 100.00	A	3,040,154
3,100	5.250%, 2/15/47	2/21 at 100.00	A	3,544,292
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A:
2,000	5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	2,024,000
16,845	4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A2	17,026,926
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A:
3,000	5.000%, 9/01/39	9/24 at 100.00	A–	3,463,500
1,155	4.000%, 9/01/39 – AGM Insured	9/24 at 100.00	A–	1,231,738
860	5.000%, 9/01/44	9/24 at 100.00	A–	991,563
2,925	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 5.500%, 4/01/24 (Pre-refunded 4/01/19)	4/19 at 100.00	A– (4)	3,239,964
10,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Refunding Series 2012A, 0.000%, 11/15/32	No Opt. Call	AA	6,249,000
1,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2009B, 5.000%, 11/15/34	11/19 at 100.00	AA	1,115,610
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/26	11/22 at 100.00	A	2,996,175
750	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	A	868,050
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013A, 5.000%, 11/15/38	5/23 at 100.00	A	5,775,800
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
500	5.750%, 10/01/37 (8)	10/17 at 100.00	N/R	161,190
1,000	5.875%, 10/01/46 (8)	10/17 at 102.00	N/R	322,380

NUVEEN	51

NAD	Nuveen Quality Municipal Income Fund
(formerly Nuveen Dividend Advantage Municipal Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$4,755	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	A3	$5,389,602
3,400	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	3,943,116
2,500	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Series 2009EE-2, 5.250%, 6/15/40	No Opt. Call	AA+	2,762,875
5,900	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2014 Series BB, 5.000%, 6/15/46	6/23 at 100.00	AA+	6,849,605
500	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 2015-XF0097, 16.028%, 6/15/39 (IF)	6/19 at 100.00	AA+	697,420
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	Aa1	5,863,450
5	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/24	No Opt. Call	AA	5,019
2,000	New York Convention Center Development Corporation, New York, Revenue Bonds, Hotel Unit Fee Secured Refunding Series 2015, 5.000%, 11/15/45	11/25 at 100.00	Aa3	2,331,820
565	New York Counties Tobacco Trust I, Tobacco Settlement Pass-Through Bonds, Series 2000B, 6.500%, 6/01/35	1/17 at 100.00	Baa1	565,237
25,170	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	28,408,120
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011:
1,560	5.000%, 11/15/44	11/21 at 100.00	A	1,770,428
4,350	5.750%, 11/15/51	No Opt. Call	A	5,107,639
7,500	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	BBB+	9,508,875
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
3,970	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB–	4,347,269
1,290	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	1,379,939
	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
4,910	5.000%, 7/01/41 (Alternative Minimum Tax)	7/24 at 100.00	Baa3	5,378,807
1,995	4.000%, 7/01/41 (Alternative Minimum Tax)	7/24 at 100.00	Baa3	2,042,601
11,130	5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	Baa3	12,170,766
14,600	4.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	Baa3	14,702,054
500	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2014A, 5.125%, 7/01/31 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	554,620
3,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2007, 5.000%, 8/15/33 (Pre-refunded 8/15/17) – AGM Insured	8/17 at 100.00	Aa3 (4)	3,102,240
1,310	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Eighth Series 2013, 5.000%, 12/01/43 (Alternative Minimum Tax)	12/23 at 100.00	AA–	1,486,771
4,320	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/38	12/23 at 100.00	AA–	5,115,528
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
5,000	6.500%, 12/01/28	1/17 at 100.00	BBB	5,148,400
590	5.500%, 12/01/31	12/20 at 100.00	BBB	672,311
1,670	6.000%, 12/01/36	12/20 at 100.00	BBB	1,942,978
3,045	6.000%, 12/01/42	12/20 at 100.00	BBB	3,533,235
10,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.900%, 12/01/17 – NPFG Insured (Alternative Minimum Tax)	12/16 at 100.00	BBB+	10,298,000
1,170	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic Landing At Southold, Inc. Project, Refunding Series 2010, 5.875%, 12/01/30	12/20 at 100.00	BBB–	1,314,413

52	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center Project, Refunding Series 2016A:
$2,750	5.000%, 1/01/32 (Alternative Minimum Tax)	1/26 at 100.00	Baa1	$3,149,850
3,800	5.000%, 1/01/33 (Alternative Minimum Tax)	1/26 at 100.00	Baa1	4,329,834
227,580	Total New York			240,954,094
	North Carolina – 1.9% (1.2% of Total Investments)
2,850	Charlotte-Mecklenberg Hospital Authority,North Carolina, Carolinas HealthCare System Revenue Bonds, Tender Option Bond Trust 2016-XG0005, 13.764%, 1/15/47 (IF) (5)	1/18 at 100.00	AA–	3,280,977
1,050	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2007A, 5.000%, 1/15/31 (Pre-refunded 1/15/17)	1/17 at 100.00	AA– (4)	1,059,282
	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A:
1,500	5.250%, 1/15/24 (Pre-refunded 1/15/18) – AGC Insured	1/18 at 100.00	AA– (4)	1,580,115
3,000	5.000%, 1/15/47 (Pre-refunded 1/15/18)	1/18 at 100.00	AA– (4)	3,151,260
12,250	Fayetteville State University, North Carolina, General Revenue Bonds, Series 2013A, 5.125%, 4/01/43	4/23 at 100.00	A–	13,603,992
1,500	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 6.125%, 6/01/35 (Pre-refunded 6/01/18)	6/18 at 100.00	BBB (4)	1,624,245
	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot Lanes Project, Series 2015:
3,555	5.000%, 12/31/37 (Alternative Minimum Tax)	6/25 at 100.00	BBB–	3,981,529
3,480	5.000%, 6/30/54 (Alternative Minimum Tax)	6/25 at 100.00	BBB–	3,805,102
10,300	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 1993B, 6.000%, 1/01/22 – CAPMAC Insured (ETM) (UB) (5)	No Opt. Call	A3	12,778,180
	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed, Refunding Series 2012A:
5,000	5.000%, 10/01/27	10/22 at 100.00	A2	5,809,500
3,400	5.000%, 10/01/31	10/22 at 100.00	A2	3,887,356
1,570	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, Southminster Project, Refunding Series 2016, 5.000%, 10/01/31 (WI/DD, Settling 11/10/16)	10/24 at 102.00	N/R	1,748,760
500	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2015A, 5.000%, 1/01/32	1/26 at 100.00	A	598,650
1,900	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	BBB–	2,061,272
51,855	Total North Carolina			58,970,220
	North Dakota – 0.3% (0.2% of Total Investments)
675	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 5.000%, 7/01/38 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (4)	811,013
6,100	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	7,324,514
1,875	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/32	12/21 at 100.00	Baa1	2,064,000
8,650	Total North Dakota			10,199,527

NUVEEN	53

NAD	Nuveen Quality Municipal Income Fund
(formerly Nuveen Dividend Advantage Municipal Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 6.7% (4.3% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$5,155	5.375%, 6/01/24	6/17 at 100.00	Caa1	$5,093,552
16,425	5.125%, 6/01/24	6/17 at 100.00	Caa1	15,569,257
14,305	5.875%, 6/01/30	6/17 at 100.00	Caa1	13,556,133
11,785	5.750%, 6/01/34	6/17 at 100.00	Caa1	11,046,434
8,645	6.000%, 6/01/42	6/17 at 100.00	B–	8,293,667
2,345	6.500%, 6/01/47	6/17 at 100.00	B–	2,321,784
18,640	5.875%, 6/01/47	6/17 at 100.00	B–	17,642,201
24,910	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	Caa1	24,333,832
	Butler County, Ohio,Hospital Facilities Revenue Bonds, UC Health, Series 2010:
7,125	5.250%, 11/01/29	11/20 at 100.00	A	8,159,550
1,000	5.750%, 11/01/40	11/20 at 100.00	A	1,158,710
5,000	5.500%, 11/01/40	11/20 at 100.00	A	5,743,250
4,795	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	6/23 at 100.00	Baa2	5,224,057
760	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB–	837,360
	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A:
1,000	5.000%, 1/01/38	1/23 at 100.00	Aa3	1,144,480
16,820	5.000%, 1/01/38 (UB) (5)	1/23 at 100.00	Aa3	19,250,154
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tender Option Bond Trust 2016-XG0052:
1,315	15.641%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	2,074,965
625	15.641%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	986,200
975	15.641%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	1,538,472
265	15.532%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	416,978
8,360	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2015, 5.000%, 8/15/45	8/25 at 100.00	A3	9,453,237
1,400	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	Caa1	1,350,132
7,495	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	Aa3	8,937,038
1,000	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.125%, 8/01/31	8/21 at 100.00	A2	1,112,340
3,480	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	1/17 at 100.00	BBB+	3,488,874
2,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/33	2/23 at 100.00	Ba2	2,159,840
3,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29 (Mandatory put 9/15/21)	No Opt. Call	B1	2,953,980
1,800	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	1,972,404
3,750	Ohio Higher Educational Facilities Commission,Revenue Bonds, University Hospitals Health System Inc., Tender Option Bond Trust 2015-XF2176, 13.534%, 1/15/46 – AMBAC Insured (IF)	1/17 at 100.00	A2	3,821,850
1,000	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Refunding Series 2011A, 5.375%, 12/01/30	12/20 at 100.00	A2	1,137,330
4,350	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Refunding Series 2015A, 5.000%, 12/01/44	6/25 at 100.00	A2	4,958,043
2,450	Ohio Higher Educational Facility Commission, Revenue Bonds, Case Western Reserve University Project, Refunding Series 2016, 5.000%, 12/01/40 (WI/DD, Settling 11/30/16)	12/26 at 100.00	A1	2,856,896

54	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$3,080	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Refunding Series 2016A, 4.000%, 1/15/46	1/26 at 100.00	A	$3,176,897
1,210	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC – Borrower, Portsmouth Bypass Project, Series 2015, 5.000%, 12/31/39 (Alternative Minimum Tax)	6/25 at 100.00	Baa2	1,347,492
	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1:
1,500	5.250%, 2/15/39	2/23 at 100.00	A+	1,746,210
10,530	5.000%, 2/15/48	2/23 at 100.00	A+	11,858,570
3,710	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien Convertible Series 2013A-3, 0.000%, 2/15/36 (7)	2/31 at 100.00	A+	3,561,452
1,800	Ohio Water Development Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004, 2.250%, 7/01/21	No Opt. Call	A–	1,785,366
135	Warren County, Ohio, Limited Tax General Obligations, Series 1997, 5.500%, 12/01/17	12/16 at 100.00	Aa1	135,555
203,940	Total Ohio			212,204,542
	Oklahoma – 1.4% (0.9% of Total Investments)
2,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	2,381,600
	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Refunding Series 2015A:
1,000	5.000%, 8/15/26	8/25 at 100.00	AA–	1,234,340
1,750	5.000%, 8/15/28	8/25 at 100.00	AA–	2,126,758
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38 (Pre-refunded 8/15/18)	8/18 at 100.00	AA– (4)	1,804,930
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
6,620	5.000%, 2/15/37	2/17 at 100.00	A2	6,689,245
1,290	5.000%, 2/15/42	2/17 at 100.00	A2	1,303,197
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
220	5.000%, 2/15/37 (Pre-refunded 2/15/17)	2/17 at 100.00	N/R (4)	222,726
45	5.000%, 2/15/42 (Pre-refunded 2/15/17)	2/17 at 100.00	N/R (4)	45,558
3,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A, 5.625%, 6/01/43 – BAM Insured (Alternative Minimum Tax)	6/23 at 100.00	Baa1	3,512,130
4,985	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2015A, 5.000%, 6/01/45 – BAM Insured (Alternative Minimum Tax)	6/24 at 100.00	Baa1	5,542,273
	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006:
2,705	5.000%, 12/15/36 (Pre-refunded 12/15/16)	12/16 at 100.00	AA+ (4)	2,717,605
15,315	5.000%, 12/15/36 (Pre-refunded 12/15/16) (UB) (5)	12/16 at 100.00	AA+ (4)	15,386,367
231	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Tender Option Bond Trust 2016-XF0390, 7.989%, 12/15/36 (IF) (5)	12/16 at 100.00	AA+	232,957
40,836	Total Oklahoma			43,199,686
	Oregon – 0.8% (0.5% of Total Investments)
2,000	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Refunding Series 2014C, 5.000%, 4/01/25	4/24 at 100.00	Aa2	2,453,400
3,500	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Refunding Series 2015D, 5.000%, 4/01/29	4/25 at 100.00	Aa2	4,288,375
5,940	Oregon Facilities Authority, Revenue Bonds, Legacy Health Project, Refunding Series 2016A, 5.000%, 6/01/46 (WI/DD, Settling 11/10/16)	6/26 at 100.00	A1	6,782,827
9,500	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital Project, Refunding Series 2016A, 5.000%, 5/15/46 (WI/DD, Settling 11/01/16)	5/26 at 100.00	A+	10,824,775
20,940	Total Oregon			24,349,377

NUVEEN	55

NAD	Nuveen Quality Municipal Income Fund
(formerly Nuveen Dividend Advantage Municipal Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania – 4.1% (2.7% of Total Investments)
$1,100	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.750%, 11/01/24	11/19 at 100.00	Caa1	$1,101,232
2,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2009A, 5.375%, 8/15/29	8/19 at 100.00	A+	2,213,480
1,960	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65, 5.375%, 5/01/31	5/21 at 100.00	A1	2,271,405
2,570	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65, 5.375%, 5/01/31 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (4)	3,046,735
1,980	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB–	1,988,257
100	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	109,866
900	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	998,703
4,550	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Refunding Series 2016A, 4.000%, 6/01/32	6/26 at 100.00	A2	4,877,418
1,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.000%, 10/01/30 (Pre-refunded 10/01/18)	10/18 at 100.00	BBB(4)	1,097,190
	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008:
320	5.000%, 12/01/43 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	A2 (4)	347,213
1,670	5.000%, 12/01/43 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	A2 (4)	1,812,017
510	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	A2	547,108
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Capital Appreciation Series 2013B:
5,400	0.000%, 12/01/33	No Opt. Call	A	2,972,646
11,000	0.000%, 12/01/38	No Opt. Call	A	5,040,750
5,375	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	6,130,886
1,665	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (4)	1,927,754
3,430	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45	1/25 at 100.00	Baa2	3,799,274
235	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	259,099
400	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (4)	468,428
6,250	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006A, 4.350%, 10/01/31 (Alternative Minimum Tax) (UB) (5)	1/17 at 100.00	AA+	6,256,625
5,130	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 (Pre-refunded 12/01/16) – AGM Insured	12/16 at 100.00	A2 (4)	5,144,980
5,250	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds,Series 2010A, 5.500%, 12/01/34	12/20 at 100.00	A2	6,004,477
16,750	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38 (7)	12/27 at 100.00	A–	20,721,927
4,305	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/45	6/25 at 100.00	A	4,892,848
2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien Series 2014A-1, 5.000%, 12/01/38	12/24 at 100.00	A–	2,275,940
14,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 6.250%, 6/01/33 – AGM Insured	6/26 at 100.00	A2	18,806,355

56	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$6,250	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2015B-1, 5.000%, 12/01/45	12/25 at 100.00	A–	$7,010,062
5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2016A-1, 5.000%, 12/01/46	12/25 at 100.00	A3	5,603,950
1,595	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	1,809,735
1,425	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A–	1,677,880
2,350	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 5.500%, 8/01/20	No Opt. Call	A–	2,587,467
6,000	Westmoreland County Municipal Authority, Pennsylvania, Municipal Service Revenue Bonds, Series 2016, 5.000%, 8/15/42 – BAM Insured	8/25 at 100.00	AA	6,880,860
122,970	Total Pennsylvania			130,682,567
	Puerto Rico – 0.4% (0.2% of Total Investments)
4,300	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 4.500%, 12/01/23	1/17 at 100.00	A2	4,433,730
800	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Refunding Series 2002D, 5.450%, 7/01/31 – AMBAC Insured	7/17 at 100.00	D	803,768
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
14,000	0.000%, 8/01/42 – FGIC Insured	No Opt. Call	C	3,355,520
23,890	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	C	2,636,023
42,990	Total Puerto Rico			11,229,041
	Rhode Island – 0.6% (0.4% of Total Investments)
7,230	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, Brown University, Series 2013, 5.000%, 9/01/43	9/23 at 100.00	AA+	8,462,643
2,005	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, University of Rhode Island Auxiliary Enterprise, Refunding Series 2016B, 5.000%, 9/15/30	9/26 at 100.00	A+	2,404,155
3,150	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group, Refunding Series 2016, 5.000%, 5/15/34	5/26 at 100.00	BBB+	3,611,507
34,970	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52	6/17 at 12.63	CCC+	3,300,119
47,355	Total Rhode Island			17,778,424
	South Carolina – 3.1% (2.0% of Total Investments)
2,500	Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	AA+	2,840,850
750	Educational Facilities Authority for Private Non-Profit Institutions of Higher Learning, South Carolina, Revenue Bonds, Wofford College, Series 2007A, 4.500%, 4/01/30 (Pre-refunded 4/01/17)	4/17 at 100.00	A– (4)	761,850
1,950	Florence County, South Carolina, Hospital Revenue Bonds, McLeod Regional Medical Center, Refunding Series 2010A, 5.000%, 11/01/37	11/20 at 100.00	AA–	2,150,889
6,180	Lexington County Health Services District, Inc., South Carolina, Hospital Revenue Bonds, Lexington Medical Center, Series 2016, 5.000%, 11/01/41	5/26 at 100.00	A1	7,128,877
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
21,565	0.000%, 1/01/30 – AMBAC Insured	No Opt. Call	A–	14,280,559
1,250	0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	A3	806,750
1,640	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Furman University, Refunding Series 2015, 5.000%, 10/01/45	10/25 at 100.00	A1	1,896,299
875	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	BBB+	1,051,225
9,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A, 5.000%, 12/01/55	6/25 at 100.00	A1	10,135,350

NUVEEN	57

NAD	Nuveen Quality Municipal Income Fund
(formerly Nuveen Dividend Advantage Municipal Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C:
$12,805	5.000%, 12/01/39	12/24 at 100.00	A1	$14,849,958
8,830	5.000%, 12/01/46	12/24 at 100.00	A1	10,116,354
5,500	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A, 5.125%, 12/01/43	12/23 at 100.00	A1	6,389,735
3,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	A1	4,075,380
14,765	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2015E, 5.250%, 12/01/55	12/25 at 100.00	A1	17,427,572
5,000	South Carolina State Ports Authority, Revenue Bonds, Series 2015, 5.250%, 7/01/55 (Alternative Minimum Tax)	7/25 at 100.00	A+	5,655,800
96,065	Total South Carolina			99,567,448
	South Dakota – 0.2% (0.1% of Total Investments)
1,300	Deadwood, South Dakota, Sales Tax Revenue Bonds, Series 2009B, 6.250%, 12/01/28	12/19 at 100.00	N/R	1,396,005
1,460	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 5.000%, 11/01/44	11/24 at 100.00	A+	1,641,449
2,185	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A+	2,496,887
1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Vocational Education Program, Series 2008, 5.500%, 8/01/38 (Pre-refunded 8/01/18) – AGC Insured	8/18 at 100.00	AA+ (4)	1,079,710
5,945	Total South Dakota			6,614,051
	Tennessee – 1.4% (0.9% of Total Investments)
9,460	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	BBB+	10,556,698
3,125	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A, 6.000%, 7/01/38	7/20 at 100.00	BBB+	3,505,219
150	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25 (Pre-refunded 7/01/23) – NPFG Insured	7/23 at 100.00	Baa1 (4)	151,598
6,100	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2006, 0.000%, 1/01/40 (Pre-refunded 1/01/17)	1/17 at 31.68	A (4)	1,918,328
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
3,000	5.000%, 11/01/23	11/21 at 100.00	Baa1	3,407,070
3,200	5.000%, 11/01/24	11/21 at 100.00	Baa1	3,640,704
3,400	5.000%, 11/01/25	11/21 at 100.00	Baa1	3,846,114
535	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	A3	618,599
10,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Refunding Series 2009B, 5.000%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	AA (4)	11,145,400
4,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/26	No Opt. Call	BBB+	4,910,480
42,970	Total Tennessee			43,700,210
	Texas – 18.1% (11.7% of Total Investments)
4,280	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A, 5.000%, 1/01/34 – SYNCORA GTY Insured	1/17 at 100.00	Ba1	4,296,178
3,040	Austin, Texas, Airport System Revenue Bonds, Series 2015, 5.000%, 11/15/44 (Alternative Minimum Tax)	11/24 at 100.00	A	3,429,728
13,705	Austin, Texas, Electric Utility System Revenue Bonds, Series 2015A, 5.000%, 11/15/45 (UB) (5)	11/25 at 100.00	AA–	15,931,514

58	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$5,000	Austin, Texas, Water and Wastewater System Revenue Bonds, Refunding Series 2013A, 5.000%, 11/15/43	5/23 at 100.00	AA–	$5,792,150
1,000	Bell County Water Control Improvement District 1, Texas, Water Revenue Bonds, Series 2014, 5.000%, 7/10/37 – BAM Insured	7/23 at 100.00	A2	1,135,970
15,000	Board of Regents of the University of Texas System, Revenue Financing System Bonds, Series 2016F, 5.000%, 8/15/47 (UB)	No Opt. Call	AAA	20,524,200
13,875	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding Series 2006F, 4.250%, 8/15/36 (Pre-refunded 2/15/17)	2/17 at 100.00	AAA	14,017,774
3,225	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax) (8)	No Opt. Call	N/R	111,166
4,670	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax) (8)	No Opt. Call	N/R	160,975
	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Refunding Series 2012:
1,000	5.000%, 7/01/28	7/22 at 100.00	A2	1,166,950
1,000	5.000%, 7/01/29	7/22 at 100.00	A2	1,161,980
5,500	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa1	6,218,300
	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series 2013A:
765	5.000%, 1/01/43	1/23 at 100.00	Baa2	844,629
1,100	5.000%, 1/01/43 – AGM Insured	1/23 at 100.00	A2	1,223,629
1,250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010, 5.750%, 1/01/25 (Pre-refunded 1/01/20)	1/20 at 100.00	Baa2 (4)	1,428,913
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
1,000	6.000%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa2 (4)	1,193,370
3,380	6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa2 (4)	4,067,796
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
2,600	5.000%, 1/01/35	7/25 at 100.00	Baa2	2,964,338
1,000	5.000%, 1/01/40	7/25 at 100.00	Baa2	1,133,640
2,035	5.000%, 1/01/45	7/25 at 100.00	Baa2	2,290,555
1,000	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2013, 6.000%, 8/15/43	8/23 at 100.00	BBB	1,199,260
2,500	Colorado River Municipal Water District, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 1/01/36	1/21 at 100.00	A1	2,825,075
2,770	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2012D, 5.000%, 11/01/38 (Alternative Minimum Tax)	No Opt. Call	A	3,088,079
8,100	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2013C, 5.125%, 11/01/43 (Alternative Minimum Tax)	11/22 at 100.00	A	9,116,874
3,500	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2010A, 5.000%, 11/01/42	11/20 at 100.00	A	3,932,985
10,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012E, 5.000%, 11/01/42 (Alternative Minimum Tax)	No Opt. Call	A	11,123,400
9,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Series 2012H, 5.000%, 11/01/42 (Alternative Minimum Tax)	No Opt. Call	A	10,078,290
200	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A, 5.250%, 9/01/44	9/24 at 100.00	BB+	214,186
2,140	Grapevine-Colleyville Independent School District, Tarrant and Dallas Counties, Texas, General Obligation Bonds, Capital Appreciation, Refunding Series 1998, 0.000%, 8/15/25	No Opt. Call	AAA	1,811,788
6,090	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.125%, 10/01/43	10/23 at 100.00	BBB	6,784,077
9,120	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53	10/23 at 100.00	AA+	10,569,168

NUVEEN	59

NAD	Nuveen Quality Municipal Income Fund
(formerly Nuveen Dividend Advantage Municipal Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$4,105	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option Bond Trust 2015-XF0228, 16.059%, 4/01/53 (IF)	10/23 at 100.00	AA–	$6,714,877
2,960	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	B3	3,122,593
	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015:
3,480	5.000%, 12/01/45	6/25 at 100.00	AA	4,011,709
1,895	4.000%, 12/01/45	6/25 at 100.00	AA	1,990,508
1,615	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/28	6/23 at 100.00	Baa3	1,812,773
3,070	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 (Pre-refunded 2/15/17) – NPFG Insured	2/17 at 100.00	AA+ (4)	3,110,524
500	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Contractual Obligation Series 2014, 5.000%, 11/01/29	11/24 at 100.00	Aa2	603,265
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A:
510	0.000%, 11/15/41 – AGM Insured	11/31 at 62.66	A2	181,509
1,020	0.000%, 11/15/42 – AGM Insured	11/31 at 59.73	A2	345,556
1,255	0.000%, 11/15/43 – AGM Insured	11/31 at 56.93	A2	402,943
3,305	0.000%, 11/15/44 – AGM Insured	11/31 at 54.25	A2	1,012,652
4,460	0.000%, 11/15/45 – AGM Insured	11/31 at 51.48	A2	1,294,738
6,500	0.000%, 11/15/47 – AGM Insured	11/31 at 46.45	A2	1,697,800
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
150	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	A3	114,570
4,440	0.000%, 11/15/29 – NPFG Insured	No Opt. Call	A3	2,795,424
730	0.000%, 11/15/30 – NPFG Insured	No Opt. Call	A3	440,540
7,570	0.000%, 11/15/31 – NPFG Insured	No Opt. Call	A3	4,342,303
600	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C, 5.000%, 11/15/33	11/24 at 100.00	BBB	686,064
1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/30	11/24 at 100.00	A–	1,176,360
2,305	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A, 0.000%, 11/15/20 – NPFG Insured	No Opt. Call	A2	2,143,212
3,000	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2007B, 5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	A3	3,081,420
380	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)	7/24 at 100.00	B1	426,022
3,790	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2009A, 5.125%, 11/15/32 (Pre-refunded 5/15/19) – AGC Insured	5/19 at 100.00	AA (4)	4,186,282
210	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2009A, 5.125%, 11/15/32 – AGC Insured	5/19 at 100.00	AA	230,885
3,500	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2011A, 5.250%, 11/15/30	No Opt. Call	AA	4,044,670
4,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2011D, 5.000%, 11/15/40	11/21 at 100.00	AA	4,623,320
225	Houston, Texas, General Obligation Bonds, Series 2007A, 5.000%, 3/01/32 – NPFG Insured	3/17 at 100.00	A3	228,022
875	Houston, Texas, General Obligation Bonds, Series 2007A, 5.000%, 3/01/32 (Pre-refunded 3/01/17) – NPFG Insured	3/17 at 100.00	A3 (4)	887,600

60	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
$3,250	0.000%, 9/01/25 – AMBAC Insured	No Opt. Call	A2	$2,537,405
4,130	0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	A2	3,139,419
3,130	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A–	2,036,378
12,030	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A–	7,365,367
12,030	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series 1998A, 0.000%, 12/01/22 – AGM Insured (ETM)	No Opt. Call	AA+ (4)	10,912,413
4,680	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series 1998A, 0.000%, 12/01/22 – AGM Insured	No Opt. Call	AA+	4,214,808
1,000	Humble Independent School District, Harris County, Texas, General Obligation Bonds, Series 2008A, 5.250%, 2/15/22 (Pre-refunded 2/15/18) – AGC Insured	2/18 at 100.00	AA (4)	1,056,970
	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Refunding Series 2015A:
8,000	4.000%, 8/15/37	8/25 at 100.00	AAA	8,697,600
2,275	5.000%, 8/15/40	8/25 at 100.00	AAA	2,677,971
65	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 5.000%, 8/15/23	8/17 at 100.00	AAA	67,153
1,500	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 5.000%, 8/15/23 (Pre-refunded 8/15/17)	8/17 at 100.00	N/R (4)	1,550,160
4,800	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB	5,357,472
9,180	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A	11,345,929
2,000	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013, 6.125%, 12/01/38	12/25 at 100.00	Ba2	2,300,400
5,000	Midland Independent School District, Midland County, Texas, General Obligation Bonds, School Building Series 2007, 5.000%, 2/15/32 (Pre-refunded 2/15/17)	2/17 at 100.00	AAA	5,062,400
1,210	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series 2016B, 5.750%, 10/01/31 (Alternative Minimum Tax)	10/18 at 103.00	BB–	1,279,139
1,735	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A, 5.000%, 4/01/46 – AGM Insured	4/24 at 100.00	A2	1,919,170
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C:
4,030	0.000%, 9/01/43 (7)	9/31 at 100.00	AA–	4,217,838
8,470	0.000%, 9/01/45 (7)	9/31 at 100.00	AA–	9,624,292
2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41 (UB) (5)	9/21 at 100.00	AA–	2,357,600
205	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.250%, 1/01/39	1/19 at 100.00	A	225,539
895	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.250%, 1/01/39 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	996,574
7,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation Series 2008I, 6.500%, 1/01/43	1/25 at 100.00	A	8,943,410
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A:
145	5.750%, 1/01/40 – AGC Insured	1/18 at 100.00	A1	152,305
270	5.750%, 1/01/40 – BHAC Insured	1/18 at 100.00	A1	283,603
1,120	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A, 5.750%, 1/01/40 (Pre-refunded 1/01/18)	1/18 at 100.00	AA+ (4)	1,184,030

NUVEEN	61

NAD	Nuveen Quality Municipal Income Fund
(formerly Nuveen Dividend Advantage Municipal Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A:
$540	5.750%, 1/01/40 (Pre-refunded 1/01/18) – AGC Insured	1/18 at 100.00	A1 (4)	$570,872
415	5.750%, 1/01/40 (Pre-refunded 1/01/18) – AGC Insured	1/18 at 100.00	A1 (4)	438,726
835	5.750%, 1/01/40 (Pre-refunded 1/01/18) – BHAC Insured	1/18 at 100.00	A1 (4)	882,737
10,260	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B, 5.000%, 1/01/40	1/23 at 100.00	A	11,754,985
1,380	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2016A, 5.000%, 1/01/27	1/24 at 100.00	A	1,657,145
10,625	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2008F, 5.750%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	A– (4)	11,232,431
	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A:
13,355	5.000%, 1/01/33	1/25 at 100.00	A–	15,560,311
1,770	5.000%, 1/01/34	1/25 at 100.00	A–	2,055,253
11,000	Pearland Independent School District, Brazoria County, Texas, General Obligation Bonds, Tender Option Bond Trust 1124, 7.060%, 2/15/32 (IF)	2/17 at 100.00	AA–	11,197,340
3,500	Plano Independent School District, Collin County, Texas, General Obligation Bonds, Series 2008A, 5.250%, 2/15/34 (Pre-refunded 2/15/18)	2/18 at 100.00	AA+ (4)	3,699,850
1,000	Round Rock Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, School Building Series 2009, 5.000%, 8/01/27	8/18 at 100.00	AA	1,067,160
4,000	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28 (8)	No Opt. Call	N/R	137,880
4,375	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Tender Option Bond Trust 2016-XF0389, 8.531%, 11/15/47 (IF) (5)	11/17 at 100.00	AA	4,685,100
125	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources Project, Tender Option Bond Trust 2016-XF0387, 15.772%, 2/15/36 (IF) (5)	2/17 at 100.00	AA	131,210
1,300	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Series 2009B, 5.250%, 9/01/26 – AGC Insured	9/19 at 100.00	A2	1,426,971
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010:
355	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	412,915
4,445	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	AA– (4)	5,170,157
1,370	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 4.000%, 11/15/42	5/26 at 100.00	AA–	1,454,830
13,170	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Refunding Series 2007A, 5.000%, 2/15/36 (Pre-refunded 2/15/17)	2/17 at 100.00	AA (4)	13,333,571
22,630	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA	22,911,065
600	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Northwest Senior Housing-Edgemere Project, Series 2006A, 6.000%, 11/15/26	11/16 at 100.00	BBB	601,854
650	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	BBB+	799,351
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
5,910	5.000%, 12/15/23	No Opt. Call	BBB	6,900,752
2,050	5.000%, 12/15/26	No Opt. Call	BBB	2,345,467
1,000	5.000%, 12/15/27	No Opt. Call	BBB	1,139,860
12,745	5.000%, 12/15/29	No Opt. Call	BBB	14,357,880
2,000	5.000%, 12/15/31	No Opt. Call	BBB	2,243,520
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016:
7,470	5.000%, 12/31/50 (Alternative Minimum Tax)	12/25 at 100.00	Baa3	8,264,659
10,210	5.000%, 12/31/55 (Alternative Minimum Tax)	12/25 at 100.00	Baa3	11,205,067

62	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$1,620	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	BBB–	$1,884,433
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
1,000	7.000%, 6/30/34	6/20 at 100.00	Baa3	1,177,830
1,000	7.000%, 6/30/40	6/20 at 100.00	Baa3	1,181,530
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013:
1,335	7.000%, 12/31/38 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	1,656,121
4,040	6.750%, 6/30/43 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	4,944,354
1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds,Idea Public School Project, Series 2007A, 5.000%, 8/15/37 (Pre-refunded 8/15/17) – ACA Insured	8/17 at 100.00	BBB (4)	1,033,760
2,985	Texas State, General Obligation Bonds, Series 2008, Trust 3213, 12.613%, 4/01/33 (IF)	4/17 at 100.00	Aaa	4,157,150
3,200	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2007, 4.750%, 4/01/29 (Pre-refunded 4/01/17)	4/17 at 100.00	AAA	3,254,016
3,335	Texas State, General Obligation Bonds, Water Financial Assistance, Tender Option Bond Trust 2015-XF0075, 12.258%, 8/01/39 (IF)	8/19 at 100.00	AAA	4,352,075
9,430	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	10,687,490
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B:
8,335	0.000%, 8/15/36	8/24 at 59.60	A–	3,856,855
4,710	5.000%, 8/15/37	8/24 at 100.00	A–	5,419,750
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C:
2,100	5.000%, 8/15/33	8/24 at 100.00	BBB	2,416,449
5,000	5.000%, 8/15/37	8/24 at 100.00	BBB	5,712,150
10,750	5.000%, 8/15/42	8/24 at 100.00	BBB	12,185,125
	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A:
7,715	0.000%, 8/15/21 – AMBAC Insured	No Opt. Call	A–	7,088,156
9,980	0.000%, 8/15/23 – AMBAC Insured	No Opt. Call	A–	8,618,429
21,170	0.000%, 8/15/24 – AMBAC Insured	No Opt. Call	A–	17,522,832
	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A:
2,285	0.000%, 8/15/21 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	2,133,276
2,020	0.000%, 8/15/23 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	1,805,456
3,830	0.000%, 8/15/24 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	3,332,751
220	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	11/20 at 100.00	BBB	256,139
905	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (4)	1,111,983
3,000	Wichita Falls Independent School District, Wichita County, Texas, General Obligation Bonds, Series 2007, 5.000%, 2/01/23 (Pre-refunded 2/01/17)	2/17 at 100.00	AAA	3,032,400
655	Winter Garden Housing Finance Corporation, Texas, GNMA/FNMA Mortgage-Backed Securities Program 4/17 at 100.00 Single Family Mortgage Revenue Bonds, Series 1994, 6.950%, 10/01/27 (Alternative Minimum Tax)		CC	657,089
	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, School Building Series 2010:
5,165	0.000%, 8/15/34	No Opt. Call	AAA	2,296,049
6,135	0.000%, 8/15/37	No Opt. Call	AAA	2,284,490
578,450	Total Texas			576,747,480

NUVEEN	63

NAD	Nuveen Quality Municipal Income Fund
(formerly Nuveen Dividend Advantage Municipal Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah – 0.7% (0.5% of Total Investments)
$1,000	Central Utah Water Conservancy District, Water Revenue Bonds, Series 2012C, 5.000%, 10/01/42	10/22 at 100.00	AA+	$1,161,750
2,000	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc., Series 2012, 5.000%, 5/15/43	5/21 at 100.00	AA+	2,251,680
5,795	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Hawthorn Academy Project, Series 2016, 5.000%, 10/15/46	4/26 at 100.00	AA	6,574,428
4,110	Utah Transit Authority, Sales Tax Revenue Bonds, Refunding Series 2012, 5.000%, 6/15/42	6/22 at 100.00	A+	4,638,793
4,500	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A, 5.250%, 6/15/38 (Pre-refunded 6/15/18)	6/18 at 100.00	Aa2 (4)	4,819,815
3,000	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A, 5.000%, 6/15/36 (Pre-refunded 6/15/18) – AGM Insured	6/18 at 100.00	Aa2 (4)	3,201,150
20,405	Total Utah			22,647,616
	Virginia – 1.9% (1.3% of Total Investments)
1,000	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006, 5.000%, 9/01/26	1/17 at 100.00	B	982,460
515	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B, 0.000%, 7/15/40 (7)	7/28 at 100.00	BBB	413,890
3,000	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42 (Pre-refunded 10/01/17)	10/17 at 100.00	BBB (4)	3,120,930
1,000	Fairfax County Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue Bonds, FHA-Insured Mortgage – Cedar Ridge Project, Series 2007, 4.850%, 10/01/48 (Alternative Minimum Tax)	4/17 at 100.00	AA+	1,013,380
2,400	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	No Opt. Call	A–	2,753,256
4,500	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Refunding Series 2013A, 5.000%, 10/01/30 (Alternative Minimum Tax)	10/23 at 100.00	A1	5,188,770
5,000	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series 2010A, 5.000%, 10/01/39	10/20 at 100.00	A1	5,636,250
5,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009C, 6.500%, 10/01/41 – AGC Insured	10/26 at 100.00	A3	6,847,150
3,000	Prince William County Industrial Development Authority, Virginia, Health Care Facilities Revenue Bonds, Novant Health Obligated Group-Prince William Hospital, Refunding Series 2013B, 5.000%, 11/01/46	11/22 at 100.00	A+	3,335,070
6,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B–	5,639,820
4,535	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	4,861,747
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
4,470	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB	5,216,579
14,930	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	16,791,622
55,350	Total Virginia			61,800,924
	Washington – 3.9% (2.5% of Total Investments)
11,345	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island Hydro-Electric System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/19 – NPFG Insured	No Opt. Call	Aa3	10,943,387
2,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2014A, 5.000%, 7/01/40	7/24 at 100.00	AA–	2,336,160
3,750	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/39 (UB) (5)	6/19 at 100.00	AA	4,125,300
10,000	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds, Series 2013A, 5.000%, 5/01/43	6/23 at 100.00	A2	10,973,500

64	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$5,195	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.500%, 12/01/39 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	$6,102,930
1,590	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012, 5.000%, 12/01/42 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	1,887,076
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	AA–	4,603,720
1,000	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	Aa2	1,136,100
11,500	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2015A, 5.000%, 10/01/45 (UB)	4/25 at 100.00	AA	13,329,075
845	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24	7/19 at 100.00	Baa1	941,051
1,155	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	1,315,302
4,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33 (Pre-refunded 7/01/19)	7/19 at 100.00	A3 (4)	4,528,880
3,500	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32 (Pre-refunded 12/04/17)	12/17 at 100.00	N/R (4)	3,683,225
1,935	Washington State Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2007B, 5.750%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	1,998,042
320	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community, Refunding Series 2012, 5.000%, 1/01/48	No Opt. Call	BBB–	336,010
2,000	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Refunding Series 2009R-2010C, 5.000%, 1/01/17	No Opt. Call	AA+	2,014,760
6,480	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C, 0.000%, 6/01/24 – NPFG Insured	No Opt. Call	AA+	5,613,624
11,050	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/20 – FGIC Insured	No Opt. Call	AA+	10,607,447
3,350	Washington, General Obligation Compound Interest Bonds, Series 1999S-2, 0.000%, 1/01/18 – AGM Insured	No Opt. Call	AA+	3,312,212
	Washington, General Obligation Compound Interest Bonds, Series 1999S-3:
17,650	0.000%, 1/01/20	No Opt. Call	AA+	16,943,118
18,470	0.000%, 1/01/21	No Opt. Call	AA+	17,380,085
121,135	Total Washington			124,111,004
	West Virginia – 0.3% (0.2% of Total Investments)
1,965	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	A3	2,147,961
1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/38	10/18 at 100.00	N/R	1,049,040
7,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	8,113,000
9,965	Total West Virginia			11,310,001
	Wisconsin – 2.1% (1.3% of Total Investments)
2,230	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009, 5.875%, 2/15/39 (Pre-refunded 2/15/19)	2/19 at 100.00	A3 (4)	2,476,839
880	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	966,680
4,400	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2016A-2, 2.875%, 5/01/27 (Alternative Minimum Tax)	5/26 at 100.00	A–	4,445,716
5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian HealthCare, Inc., Series 2013B, 5.000%, 7/01/36	7/23 at 100.00	A	5,656,400

NUVEEN	65

NAD	Nuveen Quality Municipal Income Fund
(formerly Nuveen Dividend Advantage Municipal Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$8,675	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2016A, 4.000%, 11/15/46	5/26 at 100.00	Aa2	$9,153,860
7,620	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 2006A, 5.000%, 11/15/36 (Pre-refunded 11/15/16)	11/16 at 100.00	Aa2 (4)	7,632,725
600	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital Inc., Series 2003, 5.500%, 2/15/19 – AMBAC Insured	No Opt. Call	A2	620,802
1,035	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.125%, 4/01/36	4/20 at 100.00	A–	1,106,415
2,685	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2016, 4.000%, 7/01/46	7/26 at 100.00	A–	2,713,891
4,330	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Series 2008B, 5.500%, 8/15/29	2/20 at 100.00	Aa3	4,845,010
4,995	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007, 5.000%, 9/01/33	9/17 at 100.00	BBB+	5,091,553
2,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	3,098,342
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/32	2/22 at 100.00	A–	1,406,175
3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Monroe Clinic Inc., Refunding Series 2016, 4.000%, 2/15/38	8/25 at 100.00	A3	3,143,790
6,745	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.000%, 5/01/36	5/19 at 100.00	AA–	7,524,722
5,100	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.250%, 5/01/37 (Pre-refunded 5/01/19)	5/19 at 100.00	AA– (4)	5,764,224
61,295	Total Wisconsin			65,647,144
	Wyoming – 0.1% (0.1% of Total Investments)
4,750	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	No Opt. Call	BBB	4,767,290
$4,818,028	Total Municipal Bonds (cost $4,359,394,139)			4,795,883,246

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$767	Las Vegas Monorail Company, Senior Interest Bonds, PIK, (11), (12)	5.500%	7/15/19	N/R	$467,714
204	Las Vegas Monorail Company, Senior Interest Bonds, (11), (12)	5.500%	7/15/55	N/R	101,797
$971	Total Corporate Bonds (cost $87,037)				569,511

Shares	Description (1), (13)				Value
	INVESTMENT COMPANIES – 0.0% (0.0% of Total Investments)
8,812	BlackRock MuniHoldings Fund Inc.				$147,601
32,524	Invesco Quality Municipal Income Trust				426,064
	Total Investment Companies (cost $530,611)				573,665
	Total Long-Term Investments (cost $4,360,011,787)				4,797,026,422

66	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 4.2% (2.7% of Total Investments)
	MUNICIPAL BONDS – 4.2% (2.7% of Total Investments)
	Illinois – 0.7% (0.4% of Total Investments)
$7,295	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Floater Series 2015-XM0053, 0.880%, 12/01/49 (14)	12/24 at 100.00	A-1	$7,295,000
14,310	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable Bonds, Tender Option Bond Floater 2016-ZF0480, 0.660%, 7/01/17	No Opt. Call	A-1	14,310,000
21,605	Total Illinois			21,605,000
	Florida – 0.3% (0.2% of Total Investments)
10,000	Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of Transportation, Tender Option Bond Floater 2008-2539, 0.680%, 1/01/17	No Opt. Call	Aa2	10,000,000
	Ohio – 0.6% (0.4% of Total Investments)
16,070	Ohio State Higher Educational Facility Commission, Cleveland Clinic Health System Obligated Group, Variable Rate Demand Obligations, Series 2013-B1, 0.470%, 1/01/39 (14)	1/17 at 100.00	A-1+	16,070,000
3,060	Ohio State, General Obligation Bonds, Higher Education, Series 2015C, 2.000%, 11/01/16	No Opt. Call	AA+	3,060,000
19,130	Total Ohio			19,130,000
	New York – 2.0% (1.3% of Total Investments)
23,860	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Variable Rate Demand Obligations, Series 2008BB-1, 0.140%, 6/15/39 (14)	1/17 at 100.00	A-1	23,860,000
20,985	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Variable Rate Demand Obligations, Subordinate Fiscal 2014 Series A-4, 0.480%, 11/01/43 (14)	1/17 at 100.00	A-1	20,985,000
20,000	New York City, New York, General Obligation Bonds, Variable Rate Demand Obligations, Fiscal 2015 Series F-6, 0.520%, 6/01/44 (14)	1/17 at 100.00	A-1	20,000,000
64,845	Total New York			64,845,000
	Texas – 0.5% (0.4% of Total Investments)
16,500	Rockwall Independent School District, Rockwall County, Texas, General Obligation Bonds, School Building Variable Rate Demand Obligation Series 2006, 0.600%, 8/01/37 (14)	1/17 at 100.00	A-1	16,500,000
$132,080	Total Short-Term Investments (cost $132,080,000)			132,080,000
	Total Investments (cost $4,492,091,787) – 155.1%			4,929,106,422
	Floating Rate Obligations – (5.9)%			(187,169,000)
	Variable Rate Demand Preferred Shares, at liquidation preference – (19.9)% (15)			(632,000,000)
	Variable Rate MuniFund Term Preferred Shares, at liquidation preference – (30.0)% (16)			(952,500,000)
	Other Assets Less Liabilities – 0.7% (17)			21,730,999
	Net Assets Applicable to Common Shares – 100%			$3,179,168,421

NUVEEN	67

NAD	Nuveen Quality Municipal Income Fund
(formerly Nuveen Dividend Advantage Municipal Fund)
	Portfolio of Investments (continued)	October 31, 2016

Investments in Derivatives as of October 31, 2016

Interest Rate Swaps

Variation
		Fund			Fixed Rate		Optional		Margin	Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Effective	Termination	Termination	Receivable/	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date (18)	Date	Date	(Payable)	(Depreciation)
LCH. Clearnet Ltd*	$15,600,000	Receive	3-Month USD-LIBOR-ICE	2.560%	Semi-Annually	1/13/17	12/13/25	1/13/31	$(33,674)	$(1,380,160)

*	Citigroup Global Markets Inc. is the clearing broker for this transaction.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	The coupon for this security increased 0.25% effective January 1, 2016 and increased an additional 0.25% effective May 11, 2016.
(7)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(8)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(9)	On January 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 7.125% to 5.700% and again on November 11, 2015, further reduced the security’s interest rate of accrual from 5.700% to 4.275%.
(10)	On May 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.250% to 2.100%.
(11)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.
(12)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.
(13)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
(14)	Investment has a maturity of greater than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(15)	Variable Rate Demand Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 12.8%.
(16)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 19.3%.
(17)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
(18)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
USD-LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate-Intercontinental Exchange.
PIK	All or a portion of this security is payment-in-kind.

See accompanying notes to financial statements.

68	NUVEEN

NEA
Nuveen AMT-Free Quality Municipal Income Fund
(formerly Nuveen AMT-Free Municipal Income Fund)
	Portfolio of Investments	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 151.5% (98.7% of Total Investments)
	MUNICIPAL BONDS – 151.4% (98.7% of Total Investments)
	Alabama – 1.4% (0.9% of Total Investments)
$12,000	Birmingham Waterworks and Sewer Board, Alabama, Water and Sewer Revenue Bonds, Series 2007A, 4.500%, 1/01/39 – BHAC Insured (UB)	1/17 at 100.00	AA–	$12,075,960
4,250	Infirmary Health System Special Care Facilities Financing Authority of Mobile, Alabama, Revenue Bonds, Infirmary Health System, Inc., Series 2016A, 5.000%, 2/01/41	2/26 at 100.00	A–	4,823,495
	Jefferson County, Alabama, General Obligation Warrants, Series 2004A:
1,395	5.000%, 4/01/22 – NPFG Insured	1/17 at 100.00	A3	1,395,684
1,040	5.000%, 4/01/23 – NPFG Insured	1/17 at 100.00	A3	1,040,374
25,890	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/46	No Opt. Call	A3	32,650,656
4,900	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	4,994,570
49,475	Total Alabama			56,980,739
	Alaska – 0.8% (0.5% of Total Investments)
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
17,040	5.000%, 6/01/32	1/17 at 100.00	B3	16,722,886
16,570	5.000%, 6/01/46	1/17 at 100.00	B3	15,759,727
33,610	Total Alaska			32,482,613
	Arizona – 2.1% (1.4% of Total Investments)
1,460	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB+	1,610,964
	Arizona State, Certificates of Participation, Series 2010A:
2,800	5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	Aa3	3,110,184
3,500	5.000%, 10/01/29 – AGM Insured	10/19 at 100.00	Aa3	3,858,575
7,500	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 – AGC Insured	1/20 at 100.00	A1	8,252,400
7,115	Lake Havasu City, Arizona, Wastewater System Revenue Bonds, Refunding Senior Lien Series 2015B, 5.000%, 7/01/43 – AGM Insured	7/25 at 100.00	A2	8,282,145
10,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Series 2016A, 5.000%, 1/01/38 (WI/DD, Settling 11/17/16) (UB) (5)	1/27 at 100.00	AA–	11,686,900
10,780	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	11,976,257
	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B:
6,545	5.500%, 7/01/37 – FGIC Insured	No Opt. Call	AA	8,772,263
10,000	5.500%, 7/01/40 – FGIC Insured	No Opt. Call	AA	13,633,900
11,320	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	BBB+	13,609,583
71,020	Total Arizona			84,793,171
	Arkansas – 0.1% (0.1% of Total Investments)
5,080	Independence County, Arkansas, Hydroelectric Power Revenue Bonds, Series 2003, 5.350%, 5/01/28 – ACA Insured	1/17 at 100.00	N/R	4,600,448
	California – 16.1% (10.5% of Total Investments)
3,500	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.450%, 10/01/25 (Pre-refunded 10/01/17) – AMBAC Insured	10/17 at 100.00	BBB+ (4)	3,651,445

NUVEEN	69

NEA	Nuveen AMT-Free Quality Municipal Income Fund
(formerly Nuveen AMT-Free Municipal Income Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$22,880	Alameda Corridor Transportation Authority, California, Revenue Bonds, Senior Lien Series 1999A, 0.000%, 10/01/32 – NPFG Insured	No Opt. Call	A3	$13,430,789
4,225	Alameda Unified School District, Alameda County, California, General Obligation Bonds, Series 2005B, 0.000%, 8/01/28 – AGM Insured	No Opt. Call	AA	3,256,757
15,870	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/20 – AGM Insured	No Opt. Call	A2	14,894,471
3,450	Antelope Valley Joint Union High School District, Los Angeles and Kern Counties, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/29 – NPFG Insured	No Opt. Call	A1	2,280,277
	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2009F-1:
2,500	5.125%, 4/01/39 (Pre-refunded 4/01/19)	4/19 at 100.00	Aa3 (4)	2,752,575
2,500	5.625%, 4/01/44 (Pre-refunded 4/01/19)	4/19 at 100.00	Aa3 (4)	2,782,375
	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4:
5,000	5.000%, 4/01/38	4/23 at 100.00	A1	5,849,750
6,500	5.250%, 4/01/53	4/23 at 100.00	A1	7,668,505
10,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2014F-1, 5.000%, 4/01/54	4/24 at 100.00	Aa3	11,485,600
8,000	Beverly Hills Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2009, 0.000%, 8/01/33	No Opt. Call	AA+	4,910,640
	Burbank Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2015A:
2,250	0.000%, 8/01/32	2/25 at 100.00	AA–	1,871,415
1,350	0.000%, 8/01/33	2/25 at 100.00	AA–	1,116,518
7,845	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36	12/18 at 100.00	B3	8,054,383
2,910	California Department of Water Resources, Central Valley Project Water System Revenue Bonds, Series 2009-AF, 5.000%, 12/01/29 (Pre-refunded 12/01/18)	12/18 at 100.00	AA+ (4)	3,160,609
2,090	California Department of Water Resources, Central Valley Project Water System Revenue Bonds, Series 2009-AF, 5.000%, 12/01/29	12/18 at 100.00	Aa1	2,268,402
3,250	California Department of Water Resources, Power Supply Revenue Bonds, Refunding Series 5.000%, 5/01/22 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	AA (4)	3,457,935
10,420	California Educational Facilities Authority, Revenue Bonds, Stanford University Series 2008H, 2016U-7, 5.000%, 6/01/46	No Opt. Call	AAA	14,641,871
	California Educational Facilities Authority, Revenue Refunding Bonds, Loyola Marymount University, Series 2001A:
3,255	0.000%, 10/01/23 – NPFG Insured	No Opt. Call	A2	2,853,984
5,890	0.000%, 10/01/24 – NPFG Insured	No Opt. Call	A2	5,016,690
7,615	0.000%, 10/01/25 – NPFG Insured	No Opt. Call	A2	6,251,458
1,350	0.000%, 10/01/39 – NPFG Insured	No Opt. Call	A2	603,396
3,330	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Series 2008A-2. RMKT, 5.250%, 11/15/40	11/21 at 100.00	AA–	3,879,283
	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A:
10,000	5.000%, 8/15/51	8/22 at 100.00	AA	11,402,800
3,000	5.000%, 8/15/51 (UB) (5)	8/22 at 100.00	AA–	3,420,840
2,550	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA–	2,844,627
530	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	609,829
1,710	California Health Facilities Financing Authority, Revenue Bonds, Scripps Health, Series 2012A, 5.000%, 11/15/40	11/21 at 100.00	Aa3	1,932,813

70	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 2016-XG0049:
$525	8.563%, 8/15/51 (IF) (5)	8/22 at 100.00	AA–	$672,294
1,285	8.563%, 8/15/51 (IF) (5)	8/22 at 100.00	AA–	1,645,520
485	8.557%, 8/15/51 (IF) (5)	8/22 at 100.00	AA–	620,950
5,355	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2015-XF0078, 12.476%, 11/15/48 (IF)	5/18 at 100.00	AA–	7,261,434
2,330	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	2,549,533
2,930	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38	11/23 at 100.00	A+	3,457,488
	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
2,540	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	2,830,093
1,460	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	1,626,747
5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 – AMBAC Insured	1/17 at 100.00	AA–	5,017
	California State, General Obligation Bonds, Various Purpose Series 2007:
9,730	5.000%, 6/01/37 (Pre-refunded 6/01/17)	6/17 at 100.00	AA+ (4)	9,973,347
6,270	5.000%, 6/01/37 (Pre-refunded 6/01/17)	6/17 at 100.00	AA+ (4)	6,426,813
20,000	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 11/01/39	11/19 at 100.00	AA–	22,841,600
	California State, General Obligation Bonds, Various Purpose Series 2010:
7,000	5.250%, 3/01/30	3/20 at 100.00	AA–	7,892,080
4,250	5.250%, 11/01/40	11/20 at 100.00	AA–	4,884,015
10,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	AA–	11,546,500
6,270	California Statewide Communities Development Authority, Revenue Bonds, Cottage Health System Obligated Group, Series 2010, 5.250%, 11/01/30	11/20 at 100.00	A+	7,079,269
10,000	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	11,691,500
3,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008C, 5.625%, 7/01/35	7/18 at 100.00	A3	3,190,050
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
3,895	5.500%, 7/01/30 (6)	1/17 at 100.00	CCC	3,867,735
5,000	5.500%, 7/01/35 (6)	1/17 at 100.00	CCC	4,966,750
6,000	5.250%, 7/01/39 (6)	1/17 at 100.00	CCC	5,961,840
1,550	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 (Pre-refunded 7/01/18) – FGIC Insured	7/18 at 100.00	A1 (4)	1,676,883
10,445	Castaic Lake Water Agency, California, Certificates of Participation, Water System Improvement Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	AA	7,213,839
4,775	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 – NPFG Insured (ETM)	No Opt. Call	A3 (4)	4,054,739
5,000	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/32 (Pre-refunded 8/01/18) – AGM Insured	8/18 at 100.00	AA (4)	5,363,400
3,330	Contra Costa Community College District, Contra Costa County, California, General Obligation Bonds, Election of 2006, Series 2013, 5.000%, 8/01/38	8/23 at 100.00	AA	3,950,812
7,240	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 0.000%, 8/01/28 – AGM Insured	8/17 at 56.01	AA	4,018,779
2,500	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Series 2005A, 5.000%, 10/01/23 – AMBAC Insured	1/17 at 100.00	A	2,508,950
7,775	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 – AGM Insured	No Opt. Call	BBB–	4,190,414

NUVEEN	71

NEA	Nuveen AMT-Free Quality Municipal Income Fund
(formerly Nuveen AMT-Free Municipal Income Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
$910	6.850%, 1/15/42	1/31 at 100.00	Ba1	$774,383
3,350	5.750%, 1/15/46	1/24 at 100.00	Ba1	3,928,612
8,350	6.000%, 1/15/49	1/24 at 100.00	Ba1	9,908,444
30,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/21 (ETM) (5)	No Opt. Call	AA+ (4)	28,393,800
3,120	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	3/17 at 100.00	A	3,158,688
13,500	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/26 – AGM Insured	No Opt. Call	A1	10,958,625
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
22,760	4.500%, 6/01/27	6/17 at 100.00	B3	22,814,396
14,725	5.000%, 6/01/33	6/17 at 100.00	B–	14,570,682
1,000	5.750%, 6/01/47	6/17 at 100.00	B–	991,550
2,850	5.125%, 6/01/47	6/17 at 100.00	B–	2,762,619
10,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B–	9,993,300
3,850	Grossmont Healthcare District, California, General Obligation Bonds, Series 2011B, 6.125%, 7/15/40 (Pre-refunded 7/15/21)	7/21 at 100.00	Aaa	4,742,776
5,000	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	AA–	2,992,950
3,040	Kern Community College District, California, General Obligation Bonds, Safety, Repair & Improvement, Election 2002 Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	AA	2,649,542
680	La Verne-Grand Terrace Housing Finance Agency, California, Single Family Residential Mortgage Revenue Bonds, Series 1984A, 10.250%, 7/01/17 (ETM)	No Opt. Call	Aaa	705,840
1,500	Lincoln Unified School District, Placer County, California, Community Facilities District 1, Special Tax Bonds, Series 2005, 0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	N/R	984,210
5,000	Los Angeles Community College District, California, General Obligation Bonds, Series 2007C, 5.000%, 8/01/32 (Pre-refunded 8/01/17) – FGIC Insured	8/17 at 100.00	AA+ (4)	5,163,000
395	Los Angeles Department of Water and Power, California, Electric Plant Revenue Bonds, Second Series 1993, 4.750%, 10/15/20 (ETM)	1/17 at 100.00	N/R (4)	396,386
995	Los Angeles Department of Water and Power, California, Electric Plant Revenue Bonds, Series 1994, 5.375%, 2/15/34 (ETM)	1/17 at 100.00	N/R (4)	999,030
2,495	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2009A,5.375%, 7/01/34	1/19 at 100.00	Aa2	2,721,022
10,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A,5.000%, 7/01/41	1/21 at 100.00	Aa2	11,456,300
2,490	Madera Unified School District, Madera County, California, General Obligation Bonds, Election 2002 Series 2005, 0.000%, 8/01/27 – NPFG Insured	No Opt. Call	A3	1,830,250
10,335	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (7)	8/35 at 100.00	AA	8,543,428
5,500	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	BBB+	7,668,925
835	Mt. Diablo Hospital District, California, Insured Hospital Revenue Bonds, Series 1993A, 5.125%, 12/01/23 – AMBAC Insured (ETM)	1/17 at 100.00	N/R (4)	943,408
14,100	New Haven Unified School District, California, General Obligation Bonds, Refunding Series 2009, 0.000%, 8/01/34 – AGC Insured	No Opt. Call	Aa3	7,923,918
3,515	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A, 5.875%, 12/01/30 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	4,325,875
2,500	Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2002 Series 2005B, 0.000%, 8/01/29	No Opt. Call	Aa3	1,715,800

72	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Refunding Series 1995:
$3,765	7.200%, 8/01/17 – NPFG Insured	No Opt. Call	A3	$3,943,009
5,000	7.400%, 8/01/25 – NPFG Insured	No Opt. Call	A3	6,151,200
	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B:
1,745	5.000%, 8/15/34 – NPFG Insured (ETM)	No Opt. Call	AAA	2,266,406
1,490	5.000%, 8/15/34 – NPFG Insured (ETM)	No Opt. Call	Aa1 (4)	1,917,719
1,000	Pajaro Valley Unified School District, Santa Cruz County, California, General Obligation Bonds, Series 2005B, 0.000%, 8/01/29 – AGM Insured	No Opt. Call	AA	703,790
920	Palmdale, California, Certificates of Participation, Park Improvement & Avenue Construction, Series 2002, 5.000%, 9/01/32 – NPFG Insured	1/17 at 100.00	A1	922,714
5,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/30	11/20 at 100.00	Ba1	5,562,850
2,000	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured	No Opt. Call	A2	1,655,300
10,755	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election of 2004, Series 2007A, 5.000%, 8/01/32 (Pre-refunded 8/01/17) – NPFG Insured	8/17 at 100.00	A2 (4)	11,105,613
9,320	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, - 0.000%, 8/01/33 AGC Insured	No Opt. Call	A2	5,115,002
	Perris, California, Special Tax Bonds, Community Facilities District 2001-1, May Farms Improvement Area 4, Series 2005A:
1,420	5.000%, 9/01/25	9/17 at 100.00	N/R	1,437,196
435	5.100%, 9/01/30	9/17 at 100.00	N/R	440,107
5,805	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding Bonds, Series 1990B, 7.500%, 8/01/23 (ETM) (5)	No Opt. Call	AA+ (4)	7,062,769
2,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2007A, 5.000%, 7/01/47	7/17 at 100.00	Baa2	2,038,460
1,800	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/28	No Opt. Call	A1	1,271,034
1,000	Rim of the World Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011C, 5.000%, 8/01/38 – AGM Insured	8/21 at 100.00	A2	1,139,980
760	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/44	6/23 at 100.00	BBB–	881,045
5,415	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	AA+ (4)	6,516,140
2,250	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	Ba2	2,728,125
1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 2015-XF0098, 17.903%, 8/01/39 (IF)	8/19 at 100.00	AA–	2,730,817
4,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Governmental Purpose, Second Series 2013B, 5.000%, 5/01/43	5/23 at 100.00	A+	4,586,160
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
10,595	5.000%, 1/15/44	1/25 at 100.00	BBB–	12,076,923
32,725	5.000%, 1/15/50	1/25 at 100.00	BBB–	37,121,931
7,210	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured	No Opt. Call	BBB–	6,134,556
10,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 5.250%, 8/01/19 – NPFG Insured	1/17 at 100.00	BBB	10,038,600
12,580	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB	12,821,536
2,965	San Juan Unified School District, Sacramento County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/28 – NPFG Insured	No Opt. Call	AA–	2,130,768

NUVEEN	73

NEA	Nuveen AMT-Free Quality Municipal Income Fund
(formerly Nuveen AMT-Free Municipal Income Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$4,455	San Mateo County Community College District, California, General Obligation Bonds, Series 2006A, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	AAA	$4,156,159
4,005	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/26 – FGIC Insured	No Opt. Call	AA+	3,150,613
15,750	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997 Election Series 2012G, 0.000%, 8/01/39 – AGM Insured	No Opt. Call	AA	7,033,635
	San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding Series 2015:
5,000	0.000%, 8/01/46	No Opt. Call	A1	1,233,000
6,570	0.000%, 8/01/47	No Opt. Call	A1	1,525,226
2,210	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 4.750%, 6/01/23	1/17 at 100.00	B2	2,225,868
2,630	Union Elementary School District, Santa Clara County, California, General Obligation Bonds, Series 2001B, 0.000%, 9/01/25 – FGIC Insured	No Opt. Call	A3	2,134,902
3,900	West Hills Community College District, California, General Obligation Bonds, School Facilities Improvement District 3, 2008 Election Series 2011, 6.500%, 8/01/41 – AGM Insured	8/21 at 100.00	A2	4,751,994
675,815	Total California			651,047,334
	Colorado – 7.5% (4.9% of Total Investments)
3,220	Adams and Weld Counties School District 27J, Brighton, Colorado, General Obligation Bonds, Series 2015, 5.000%, 12/01/40	12/25 at 100.00	AA–	3,784,627
1,085	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, - 10/01/40 – SYNCORA GTY Insured	1/17 at 100.00	BBB–	1,087,268
1,250	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013A, 5.375%, 12/01/33	12/23 at 100.00	BBB	1,433,425
115	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2014, 5.000%, 12/01/43	12/23 at 100.00	BB	121,809
6,350	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 4.500%, 9/01/38	1/17 at 100.00	BBB+	6,367,208
2,295	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	BBB+	2,493,495
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	BBB+	5,579,650
7,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2016-XG0007, 13.524%, 10/01/41 – AGM Insured (IF), (5)	4/18 at 100.00	A–	9,092,250
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children’s Hospital Colorado Project, Series 2013A, 5.000%, 12/01/36	12/23 at 100.00	A+	5,707,400
1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Neighborhoods Project, Refunding Series 2016, 5.000%, 1/01/37	1/24 at 102.00	N/R	1,655,370
425	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	BBB+	490,501
25,750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	28,149,642
2,055	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	A–	2,094,353
3,250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.125%, 9/15/29	9/17 at 100.00	BBB+	3,326,180
	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005:
450	5.250%, 6/01/23	1/17 at 100.00	BBB+	451,512
175	5.000%, 6/01/29	1/17 at 100.00	BBB+	175,452
9,750	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2016, 5.000%, 8/01/46 – AGM Insured	8/26 at 100.00	A2	11,414,423

74	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$11,140	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/37	11/22 at 100.00	A+	$13,101,531
12,900	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B,5.000%, 11/15/43	11/23 at 100.00	A	14,692,713
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016:
3,000	5.000%, 12/01/34 (WI/DD, Settling 11/08/16)	12/26 at 100.00	BBB–	3,389,760
2,400	5.000%, 12/01/36 (WI/DD, Settling 11/08/16)	12/26 at 100.00	BBB–	2,700,936
530	5.000%, 12/01/40 (WI/DD, Settling 11/08/16)	12/26 at 100.00	BBB–	595,497
13,920	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	BBB	12,684,878
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
6,200	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	BBB	5,529,532
45,540	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	BBB	29,307,267
16,635	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	BBB	9,899,655
49,250	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	BBB	28,130,122
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
9,310	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	BBB	6,553,961
2,900	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	BBB	1,585,401
18,500	0.000%, 3/01/36 – NPFG Insured	No Opt. Call	BBB	9,467,930
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
3,800	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	BBB	2,273,274
13,300	0.000%, 9/01/31 – NPFG Insured	9/20 at 53.77	BBB	6,220,144
6,250	0.000%, 9/01/32 – NPFG Insured	9/20 at 50.83	BBB	2,758,500
10,000	0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	BBB	3,601,300
1,245	Palisade Metropolitan District 2, Broomfield County, Colorado, General Obligation Limited Tax and Revenue Bonds, Series 2016, 4.375%, 12/01/31	12/21 at 103.00	N/R	1,210,763
17,735	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45	12/25 at 100.00	BBB	19,980,251
2,640	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	BBB (4)	3,158,892
630	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A, 5.375%, 6/01/31	6/20 at 100.00	A	709,657
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
15,000	6.500%, 1/15/30	7/20 at 100.00	Baa3	17,401,650
4,150	6.000%, 1/15/41	7/20 at 100.00	Baa3	4,723,156
4,000	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2012A, 5.000%, 11/15/42	11/22 at 100.00	AA–	4,576,520
14,500	University of Colorado, Enterprise System Revenue Bonds, Series 2014A, 5.000%, 6/01/46	6/24 at 100.00	Aa2	16,762,000
360,645	Total Colorado			304,439,855
	Connecticut – 0.3% (0.2% of Total Investments)
1,650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2016Q-1, 5.000%, 7/01/46	7/26 at 100.00	A–	1,923,554
8,485	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Refunding Series 2015L, 5.000%, 7/01/45	7/25 at 100.00	A–	9,687,834
10,135	Total Connecticut			11,611,388
	Delaware – 0.4% (0.2% of Total Investments)
1,000	Delaware Health Facilities Authority, Revenue Bonds, Christiana Care Health Services Inc., Series 2010A, 5.000%, 10/01/40 – NPFG Insured	10/20 at 100.00	Aa2	1,111,260
3,250	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013, 5.000%, 7/01/32	7/23 at 100.00	BBB–	3,504,410

NUVEEN	75

NEA	Nuveen AMT-Free Quality Municipal Income Fund
(formerly Nuveen AMT-Free Municipal Income Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Delaware (continued)
$9,070	Delaware Transportation Authority, Revenue Bonds, US 301 Project, Series 2015, 5.000%, 6/01/55	6/25 at 100.00	A1	$10,301,252
13,320	Total Delaware			14,916,922
	District of Columbia – 1.8% (1.2% of Total Investments)
1,250	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/45	10/22 at 100.00	BB+	1,258,363
107,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46	1/17 at 100.00	N/R	13,690,650
15,150	District of Columbia, Revenue Bonds, Georgetown University, Series 2007A, 0.000%, 4/01/40 - AMBAC Insured (7)	4/21 at 100.00	A3	15,438,759
11,960	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Project, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	BBB+	13,297,846
7,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B, 0.000%, 10/01/36 – AGC Insured	No Opt. Call	A3	3,279,290
	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A:
15,000	4.500%, 10/01/30 – AMBAC Insured	1/17 at 100.00	A	15,038,850
11,200	4.500%, 10/01/30 – AMBAC Insured	1/17 at 100.00	AA+	11,234,160
168,560	Total District of Columbia			73,237,918
	Florida – 8.4% (5.5% of Total Investments)
450	Alachua County Health Facilities Authority, Florida, Revenue Bonds, Shands Teaching Hospital and Clinics Inc., Series 1996A, 6.250%, 12/01/16 – NPFG Insured	No Opt. Call	A3	451,926
2,800	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2016, 5.000%, 9/01/46	9/23 at 100.00	BBB–	2,896,936
255	Bradford County Health Facility Authority, Florida, Revenue Refunding Bonds, Santa Fe Healthcare Inc., Series 1993, 6.050%, 11/15/16 (ETM)	No Opt. Call	Baa1 (4)	255,533
2,080	Brevard County School Board, Florida, Certificates of Participation, Series 2007C, 5.000%, 7/01/21 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	Aa3 (4)	2,139,571
2,000	Broward County, Florida, Water and Sewer System Revenue Bonds, Series 2009A, 5.250%, 10/01/34 (Pre-refunded 10/01/18)	10/18 at 100.00	AA+ (4)	2,165,940
11,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 -AGM Insured	10/21 at 100.00	A	12,677,060
2,830	City of Miami Beach, Florida, Stormwater Revenue Bonds, Series 2015, 5.000%, 9/01/41	9/25 at 100.00	AA–	3,254,387
	Clay County, Florida, Utility System Revenue Bonds, Refunding Series 2007:
1,500	5.000%, 11/01/27 (Pre-refunded 11/01/17) – AGM Insured (UB)	11/17 at 100.00	AA (4)	1,564,185
3,000	5.000%, 11/01/32 (Pre-refunded 11/01/17) – AGM Insured (UB)	11/17 at 100.00	AA (4)	3,128,370
3,010	Cocoa, Florida, Water and Sewerage System Revenue Bonds, Refunding Series 2003, 5.500%, 10/01/23 – AMBAC Insured	No Opt. Call	AA	3,516,914
3,570	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University, Refunding Series 2013, 6.125%, 11/01/43	11/23 at 100.00	BBB–	4,151,946
	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University Project, Refunding Series 2013A:
8,555	6.000%, 4/01/42	4/23 at 100.00	Baa1	10,141,354
4,280	5.625%, 4/01/43	4/23 at 100.00	Baa1	4,958,294
	Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
1,040	0.000%, 11/01/25 – NPFG Insured	No Opt. Call	A3	798,450
1,590	0.000%, 11/01/26 – NPFG Insured	No Opt. Call	A3	1,175,487
2,500	Florida State Board of Education, Public Education Capital Outlay Bonds, Tender Option Bond Trust 2929, 16.332%, 6/01/38 – AGC Insured (IF) (5)	6/18 at 101.00	AAA	3,221,050
14,985	Florida State Board of Education, State University System Revenue Bonds, Series 2006A, 5.000%, 7/01/30 – FGIC Insured (UB)	1/17 at 100.00	AA	15,036,099

76	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$5,000	Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of Transportation, Refunding Series 2008A, 5.000%, 7/01/35	No Opt. Call	AA	$5,180,600
1,500	Florida Water Pollution Control Financing Corporation, Revolving Fund Revenue Bonds, Series 2009A, 5.000%, 1/15/29	1/19 at 100.00	AAA	1,620,210
2,070	Halifax Hospital Medical Center, Daytona Beach, Florida, Hospital Revenue Bonds, Series 2006, 5.500%, 6/01/38 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	BBB+ (4)	2,219,226
	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Subordinate Lien Series 2015B:
5,730	5.000%, 10/01/40	10/24 at 100.00	A+	6,579,931
12,885	5.000%, 10/01/44	10/24 at 100.00	A+	14,776,647
400	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/30	10/22 at 100.00	A+	468,588
1,530	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Refunding Series 2011, 5.000%, 11/15/24	11/21 at 100.00	A2	1,766,324
2,500	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015, 5.000%, 11/15/45	11/24 at 100.00	A2	2,791,375
4,000	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 - NPFG Insured	4/17 at 100.00	A2	4,057,520
	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/ Historic Convention Village, Series 2015A:
3,810	5.000%, 2/01/40 – AGM Insured	2/24 at 100.00	A1	4,361,764
19,145	5.000%, 2/01/44 – AGM Insured	2/24 at 100.00	A1	21,876,991
1,200	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Bonds, Refunding Series 2011A, 6.000%, 2/01/30 – AGM Insured	2/21 at 100.00	A	1,413,180
7,390	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2015A, 5.000%, 4/01/45	4/25 at 100.00	A–	8,529,538
10,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2010A, 5.000%, 7/01/35	7/20 at 100.00	A2	11,234,500
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2014B, 5.000%, 10/01/37	10/24 at 100.00	A	1,166,810
5,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2009A, 5.500%, 10/01/41	10/19 at 100.00	A	5,591,450
7,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/41	10/20 at 100.00	A	8,472,300
	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B:
3,000	5.000%, 10/01/26	10/20 at 100.00	A	3,411,720
2,500	5.000%, 10/01/27	10/20 at 100.00	A	2,840,025
4,000	5.000%, 10/01/35 – AGM Insured	10/20 at 100.00	A2	4,479,880
15,660	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2016A, 5.000%, 10/01/41	10/26 at 100.00	A	18,299,650
4,000	Miami-Dade County, Florida, General Obligation Bonds, Build Better Communities Program, Series 2009-B1, 5.625%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	AA (4)	4,316,400
1,850	Miami-Dade County, Florida, Special Obligation Bonds, Refunding Subordinate Series 2012B, 5.000%, 10/01/37	10/22 at 100.00	A2	2,099,602
	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012:
5,500	5.000%, 7/01/31	No Opt. Call	A1	6,421,470
3,000	5.000%, 7/01/42	7/22 at 100.00	A1	3,445,050
11,300	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2008, 5.000%, 7/01/35 – AGM Insured	7/18 at 100.00	A1	11,981,164
5,770	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	A+	6,623,671
1,665	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2009, 5.125%, 10/01/26	10/19 at 100.00	A	1,827,321

NUVEEN	77

NEA	Nuveen AMT-Free Quality Municipal Income Fund
(formerly Nuveen AMT-Free Municipal Income Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$750	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2012A, 5.000%, 10/01/42	4/22 at 100.00	A	$805,628
8,475	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2016B, 4.000%, 10/01/45	10/26 at 100.00	A	8,830,865
10,170	Orange County, Florida, Tourist Development Tax Revenue Bonds, Refunding Series 2007, 4.750%, 10/01/29 – FGIC Insured	No Opt. Call	AA–	10,516,085
4,000	Orlando, Florida, Tourist Development Tax Revenue Bonds, Senior Lien 6th Cent Contract Payments, Series 2008A, 5.250%, 11/01/23 – AGC Insured	11/17 at 100.00	BBB	4,152,400
255	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A, 7.250%, 6/01/34	6/22 at 102.00	N/R	308,410
3,000	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007E, 5.000%, 8/01/27 (Pre-refunded 8/01/17) – NPFG Insured	8/17 at 100.00	AA– (4)	3,097,020
4,000	Palm Beach County, Florida, Water and Sewer Revenue Bonds, FPL Reclaimed Water Project, Series 2009, 5.250%, 10/01/33	10/19 at 100.00	AAA	4,438,560
	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1, Series 2007B:
5,000	5.000%, 7/01/33 (Pre-refunded 7/01/17) – NPFG Insured	7/17 at 100.00	A3 (4)	5,142,200
4,700	5.000%, 7/01/40 (Pre-refunded 7/01/17) – NPFG Insured	7/17 at 100.00	A3 (4)	4,833,668
435	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2009, 5.250%, 9/01/35 (Pre-refunded 9/01/18) – AGC Insured	9/18 at 100.00	A1 (4)	469,809
45	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2009, 5.250%, 9/01/35 - AGC Insured	9/18 at 100.00	A1	48,297
1,635	Rivercrest Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.000%, 5/01/30 – RAAI Insured	5/18 at 100.00	A3	1,685,374
2,490	Seminole County, Florida, Water and Sewer Revenue Bonds, Refunding & Improvement Series 1992, 6.000%, 10/01/19 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	2,713,079
6,625	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015, 4.000%, 5/01/33	5/25 at 100.00	Aa3	7,037,009
3,500	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Refunding Series 2007, 5.000%, 8/15/37	8/17 at 100.00	AA–	3,585,295
2,455	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB) (5)	8/17 at 100.00	AA–	2,513,257
1,200	Tamarac, Florida, Utility System Revenue Bonds, Series 2009, 5.000%, 10/01/39 (Pre-refunded 10/01/19) – AGC Insured	10/19 at 100.00	AA (4)	1,305,396
5,000	Tampa Bay, Florida, Regional Water Supply Authority Utility System Revenue Bonds, Series 2008, 5.000%, 10/01/34 (Pre-refunded 10/01/18)	10/18 at 100.00	AA+ (4)	5,392,100
	Tampa Sports Authority, Hillsborough County, Florida, Sales Tax Payments Special Purpose Bonds, Stadium Project, Series 1995:
1,025	5.750%, 10/01/20 – NPFG Insured	No Opt. Call	AA–	1,109,727
2,785	5.750%, 10/01/25 – NPFG Insured	No Opt. Call	AA–	3,348,238
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	3,756,720
9,720	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series 2012B, 5.000%, 7/01/42	No Opt. Call	A	10,985,155
1,500	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Inc. Project, Refunding Series 2011, 5.000%, 10/15/29 – AGM Insured	10/21 at 100.00	A–	1,713,825
2,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Series 2015B, 5.000%, 10/15/45	4/25 at 100.00	Baa1	2,253,780
7,400	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University Inc. Project, Series 2015, 5.000%, 6/01/45	6/25 at 100.00	A–	8,452,280
305,815	Total Florida			337,880,586

78	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 2.3% (1.5% of Total Investments)
$6,950	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2010A, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	Aa3	$7,678,916
7,230	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B, 5.000%, 1/01/42	1/22 at 100.00	AA–	8,217,184
3,050	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	A+	3,408,131
	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015:
3,400	5.000%, 11/01/33	5/25 at 100.00	A+	4,035,834
2,040	5.000%, 11/01/35	5/25 at 100.00	A+	2,406,119
5,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 – FGIC Insured	No Opt. Call	A+	6,039,000
1,535	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series 2007, 4.000%, 8/01/26	8/20 at 100.00	AA	1,657,340
2,000	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB–	2,278,240
3,000	East Point Building Authority, Georgia, Revenue Bonds, Water & Sewer Project Series 2006A, 5.000%, 2/01/30 – SYNCORA GTY Insured	1/17 at 100.00	N/R	3,004,170
10,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.250%, 2/15/45	2/41 at 100.00	AA–	10,922,300
12,590	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2014A, 5.500%, 8/15/54	2/25 at 100.00	AA–	15,159,997
7,905	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2015A, 5.000%, 7/01/60	7/25 at 100.00	A2	9,094,070
3,055	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36 (Pre-refunded 2/01/18)	2/18 at 100.00	AAA	3,215,204
1,350	Henry County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2005, 5.250%, 2/01/27 – BHAC Insured	No Opt. Call	AA+	1,732,131
2,500	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2008, 6.500%, 8/01/38 – AGC Insured	8/18 at 100.00	BB+	2,706,400
8,230	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2015, 5.000%, 10/01/40	10/25 at 100.00	Baa2	9,181,717
2,615	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	2,895,223
82,450	Total Georgia			93,631,976
	Guam – 0.1% (0.1% of Total Investments)
4,060	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	BBB–	4,616,423
	Hawaii – 0.1% (0.1% of Total Investments)
275	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43	7/23 at 100.00	BB+	312,532
4,225	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health Systems, Series 2015A, 4.000%, 7/01/40	7/25 at 100.00	A1	4,475,627
4,500	Total Hawaii			4,788,159
	Idaho – 0.1% (0.1% of Total Investments)
2,110	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2012A, 5.000%, 3/01/47 – AGM Insured	3/22 at 100.00	A–	2,321,338
2,780	Idaho Housing and Finance Association, GNMA Housing Revenue Refunding Bonds, Wedgewood Terrace Project, Series 2002A-1, 7.250%, 3/20/37	1/17 at 100.00	A1	2,816,362
4,890	Total Idaho			5,137,700

NUVEEN	79

NEA	Nuveen AMT-Free Quality Municipal Income Fund
(formerly Nuveen AMT-Free Municipal Income Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 20.7% (13.5% of Total Investments)
	Bolingbrook, Illinois, General Obligation Refunding Bonds, Refunding Series 2002B:
$4,595	0.000%, 1/01/32 – FGIC Insured	No Opt. Call	A2	$2,656,783
4,000	0.000%, 1/01/34 – FGIC Insured	No Opt. Call	A2	2,144,320
2,940	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	B3	2,616,776
11,450	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	B	12,176,159
1,785	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016B, 6.500%, 12/01/46	12/26 at 100.00	B	1,833,731
10,510	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/19 – FGIC Insured	No Opt. Call	B+	9,521,745
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
19,600	0.000%, 12/01/20 – FGIC Insured	No Opt. Call	B+	17,119,228
1,000	5.500%, 12/01/26 – FGIC Insured	No Opt. Call	B+	1,151,220
3,500	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2011, 5.250%, 6/01/26 – AGM Insured	6/21 at 100.00	A2	3,886,645
5,785	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	A1	6,391,442
9,285	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014, 5.250%, 12/01/49	No Opt. Call	AA	10,574,501
1,985	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2013B, 5.000%, 1/01/26	1/23 at 100.00	A	2,338,906
13,100	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured	1/20 at 100.00	A2	14,463,448
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
32,170	0.000%, 1/01/21 – FGIC Insured	No Opt. Call	BBB–	27,913,909
32,670	0.000%, 1/01/22 – FGIC Insured	No Opt. Call	BBB–	27,232,078
22,670	0.000%, 1/01/25 – FGIC Insured	No Opt. Call	BBB–	16,464,541
820	Chicago, Illinois, General Obligation Bonds, Refunding Series 2005A, 5.000%, 1/01/17 – AGM Insured	12/16 at 100.00	BBB–	822,878
5,540	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2008A, 5.000%, 1/01/38 – AGC Insured	1/18 at 100.00	BBB	5,717,557
5,000	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/22 at 100.00	Ba1	5,205,000
4,735	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.250%, 12/01/43	12/23 at 100.00	A+	5,279,004
4,865	Cook County Community Consolidated School District 15, Palatine, Illinois, General Obligation Bonds, Series 2001, 0.000%, 12/01/20 – NPFG Insured	No Opt. Call	Aa2 (4)	4,476,092
2,575	Cook County Community High School District 219, Niles Township, Illinois, General Obligation Capital Appreciation Bonds, Series 2001, 0.000%, 12/01/20 – NPFG Insured	No Opt. Call	A3	2,287,166
3,615	Cook County Community High School District 219, Niles Township, Illinois, General Obligation Capital Appreciation Bonds, Series 2001, 0.000%, 12/01/20 – NPFG Insured (ETM)	No Opt. Call	N/R (4)	3,420,115
	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A:
3,500	5.250%, 11/15/22	11/20 at 100.00	A2	3,941,945
12,425	5.250%, 11/15/33	11/20 at 100.00	A2	13,461,121
	DuPage County Forest Preserve District, Illinois, General Obligation Bonds, Series 2000:
8,000	0.000%, 11/01/18	No Opt. Call	AAA	7,770,320
15,285	0.000%, 11/01/19	No Opt. Call	AAA	14,583,571
13,720	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/17 – AGM Insured	No Opt. Call	Aa3	13,685,426
8,140	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/17 – AGM Insured (ETM)	No Opt. Call	Aa3 (4)	8,129,662

80	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$5,265	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History, Series 2002, 5.500%, 11/01/36	11/23 at 100.00	A	$5,886,059
5,020	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42	No Opt. Call	AA	5,581,587
4,200	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/38	9/22 at 100.00	BBB	4,539,990
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
8,750	5.000%, 9/01/39	9/24 at 100.00	BBB	9,620,013
11,030	5.000%, 9/01/42	9/24 at 100.00	BBB	12,102,998
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	Aa2	1,693,290
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	A+	2,123,360
3,040	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A	3,173,699
1,750	Illinois Finance Authority, Revenue Bonds, Hospital Sisters Services Inc., Series 2007, 5.000%, 3/15/26	No Opt. Call	AA–	1,774,973
2,910	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 5.000%, 5/15/43	5/22 at 100.00	Baa1	3,118,181
6,000	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2009, 5.500%, 4/01/34	4/19 at 100.00	A1	6,489,960
20,000	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016, 5.000%, 12/01/46	6/26 at 100.00	A3	22,519,600
3,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series 2013, 4.000%, 8/15/33	No Opt. Call	Aa2	3,196,020
1,100	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender Option Bond Trust 2015-XF0076, 15.930%, 8/15/43 (IF)	8/22 at 100.00	Aa2	1,596,408
1,930	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	2,195,664
3,460	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	4,045,570
1,970	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37 (Pre-refunded 11/15/17)	11/17 at 100.00	A (4)	2,070,726
8,540	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/45	11/25 at 100.00	A	9,698,707
	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C:
3,995	5.000%, 2/15/36	2/27 at 100.00	BBB–	4,398,096
1,000	5.000%, 2/15/41	2/27 at 100.00	BBB–	1,091,990
27,135	4.000%, 2/15/41	2/27 at 100.00	BBB–	26,012,968
	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A:
85	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	100,224
8,400	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	BBB– (4)	9,945,180
2,215	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 6.000%, 7/01/43	7/23 at 100.00	A–	2,636,559
	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Series 1999B:
205	5.000%, 5/15/24 (Pre-refunded 5/15/18) – AGM Insured	5/18 at 100.00	A2 (4)	217,915
2,995	5.000%, 5/15/24 (Pre-refunded 5/15/18) – AGM Insured	5/18 at 100.00	A2 (4)	3,183,685
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2008A:
2,250	6.000%, 8/15/23	8/18 at 100.00	BBB+	2,415,937
8,645	5.500%, 8/15/30	8/18 at 100.00	BBB+	9,079,325
4,135	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/44	8/25 at 100.00	Baa1	4,602,214

NUVEEN	81

NEA	Nuveen AMT-Free Quality Municipal Income Fund
(formerly Nuveen AMT-Free Municipal Income Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$8,040	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	A2	$9,433,171
1,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21)	2/21 at 100.00	AA– (4)	1,182,320
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (UB) (5)	2/21 at 100.00	AA–	2,955,800
15,510	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	AA–	17,132,501
5,245	Illinois Finance Authority, Revenue Bonds, University of Chicago, Tender Option Bond Trust 2015-XF0248, 8.642%, 7/01/46 (IF) (5)	7/17 at 100.00	AA–	5,539,035
4,930	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	Baa3	4,977,032
3,540	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	11/16 at 100.00	Baa3	3,547,009
2,670	Illinois Health Facilities Authority, Revenue Bonds, Lutheran General Health System, Series 1993A, 6.250%, 4/01/18 – AGM Insured (ETM)	No Opt. Call	AA (4)	2,799,575
2,010	Illinois Health Facilities Authority, Revenue Refunding Bonds, Lutheran General Health System, Series 1993C, 6.000%, 4/01/18	No Opt. Call	Aa2	2,100,108
6,500	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.000%, 2/01/35 (Pre-refunded 2/01/17) – FGIC Insured	2/17 at 100.00	A1 (4)	6,570,200
5,000	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/39	2/24 at 100.00	BBB	5,181,000
11,050	Illinois State , General Obligation Bonds, Illinois FIRST Program, Series 2001, 6.000%, 11/01/26 – FGIC Insured	No Opt. Call	BBB+	13,179,335
	Illinois State, General Obligation Bonds, May Series 2014:
1,700	5.000%, 5/01/36	5/24 at 100.00	BBB	1,771,179
5,420	5.000%, 5/01/39	5/24 at 100.00	BBB	5,622,329
3,510	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/29 (WI/DD, Settling 11/02/16)	2/27 at 100.00	BBB	3,816,599
10,000	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/21 – AGM Insured	1/20 at 100.00	BBB+	10,724,700
2,515	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/24	8/22 at 100.00	BBB	2,718,765
2,000	Illinois State, General Obligation Bonds, Series 2009A, 5.000%, 9/01/34	9/18 at 100.00	BBB	2,053,440
	Illinois State, General Obligation Bonds, Series 2012A:
2,500	5.000%, 3/01/25	3/22 at 100.00	BBB	2,678,650
4,500	5.000%, 3/01/27	3/22 at 100.00	BBB	4,766,850
1,620	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	BBB	1,772,766
5,030	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA–	5,747,429
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014B:
8,000	5.000%, 1/01/38	1/24 at 100.00	AA–	9,230,800
6,500	5.000%, 1/01/39	1/24 at 100.00	AA–	7,490,860
10,040	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A, 5.000%, 1/01/40	7/25 at 100.00	AA–	11,611,762
8,890	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B, 5.000%, 1/01/40	1/26 at 100.00	AA–	10,243,769
1,115	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 2015-XF0051, 15.850%, 1/01/38 (IF)	1/23 at 100.00	AA–	1,751,576
	Lake County Community Unit School District 60, Waukegan, Illinois, General Obligation Refunding Bonds, Series 2001B:
3,230	0.000%, 11/01/19 – AGM Insured	No Opt. Call	A2	3,049,863
1,740	0.000%, 11/01/21 – AGM Insured	No Opt. Call	A2	1,547,521

82	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$4,020	Lake, Cook, Kane and McHenry Counties Community Unit School District 220, Barrington, Illinois, General Obligation Bonds, Refunding Series 2002, 5.250%, 12/01/20 – AGM Insured (UB)	No Opt. Call	A2	$4,637,834
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
855	5.250%, 1/01/25 (8)	1/17 at 100.00	D	256,415
1,750	5.250%, 1/01/30 (8)	1/17 at 100.00	D	524,825
5,000	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A, 5.250%, 1/01/39 – AGM Insured	1/21 at 100.00	A2	5,530,250
17,945	McHenry and Kane Counties Community Consolidated School District 158, Huntley, Illinois, General Obligation Bonds, Series 2003, 0.000%, 1/01/22 – FGIC Insured	No Opt. Call	A3	16,030,986
2,910	McHenry County Community High School District 154, Marengo, Illinois, Capital Appreciation School Bonds, Series 2001, 0.000%, 1/01/21 – FGIC Insured	No Opt. Call	Aa2	2,670,158
5,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B, 5.000%, 6/15/52 (UB) (5)	6/22 at 100.00	BBB–	5,298,250
5,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A, 5.500%, 6/15/53	12/25 at 100.00	BBB–	5,686,600
15,585	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2010A, 5.500%, 6/15/50	6/20 at 100.00	BBB–	16,603,324
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
33,000	0.000%, 6/15/45 – AGM Insured	No Opt. Call	BBB	9,168,720
5,355	0.000%, 6/15/46 – AGM Insured	No Opt. Call	BBB	1,418,593
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1996A:
9,400	0.000%, 12/15/18 – NPFG Insured	No Opt. Call	BBB	8,936,298
16,570	0.000%, 12/15/20 – NPFG Insured	No Opt. Call	BBB	14,627,665
5,010	0.000%, 12/15/21 – NPFG Insured	No Opt. Call	BBB	4,257,398
23,920	0.000%, 12/15/22 – NPFG Insured	No Opt. Call	BBB	19,548,142
13,350	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	BBB	9,960,034
5,100	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1998A, 5.500%, 12/15/23 – FGIC Insured	No Opt. Call	BBB	5,874,996
5,180	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1998A, 5.500%, 12/15/23 – FGIC Insured (ETM)	No Opt. Call	BBB (4)	6,161,610
2,330	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50	6/20 at 100.00	BBB–	2,436,528
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
6,500	0.000%, 6/15/25 – NPFG Insured (7)	6/22 at 101.00	BBB	7,316,400
8,000	0.000%, 6/15/26 – NPFG Insured (7)	6/22 at 101.00	BBB	8,903,520
5,725	0.000%, 6/15/27 – NPFG Insured (7)	6/22 at 101.00	BBB	6,331,793
3,700	0.000%, 6/15/30 – NPFG Insured	No Opt. Call	BBB	2,054,684
28,000	0.000%, 12/15/35 – AGM Insured	No Opt. Call	BBB	12,079,760
3,280	0.000%, 6/15/37 – NPFG Insured	No Opt. Call	BBB	1,300,914
11,715	0.000%, 12/15/38 – NPFG Insured	No Opt. Call	BBB	4,325,412
10,650	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Hospitality Facility, Series 1996, 7.000%, 7/01/26 (ETM)	No Opt. Call	AA+ (4)	13,923,916
	Midlothian, Illinois, General Obligation Bonds, Series 2010A:
2,685	5.000%, 2/01/30 – AGM Insured	2/20 at 100.00	AA	2,823,680
2,080	5.250%, 2/01/34 – AGM Insured	2/20 at 100.00	AA	2,205,237
17,865	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1999, 5.750%, 6/01/23 – AGM Insured	No Opt. Call	Aa3	21,721,518
2,300	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2000A, 6.500%, 7/01/30 – NPFG Insured	No Opt. Call	Aa3	3,155,968

NUVEEN	83

NEA	Nuveen AMT-Free Quality Municipal Income Fund
(formerly Nuveen AMT-Free Municipal Income Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$4,125	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013, 7.625%, 11/01/48	11/23 at 100.00	AA	$5,575,144
3,000	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2007, 5.000%, 3/01/22 (Pre-refunded 3/01/17) – NPFG Insured	3/17 at 100.00	A3 (4)	3,042,900
	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
2,000	5.000%, 3/01/18	No Opt. Call	A3	2,101,380
2,250	5.000%, 3/01/29	3/25 at 100.00	A3	2,654,370
7,000	5.000%, 3/01/31	3/25 at 100.00	A3	8,109,080
2,685	Sterling, Whiteside County, Illinois, General Obligation Bonds, Recovery Zone Facility Series 2010A, 5.250%, 5/01/31 – AGM Insured	5/20 at 100.00	AA	3,004,971
2,000	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.250%, 10/01/38	10/23 at 100.00	A3	2,408,080
4,810	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/23 – AGM Insured	No Opt. Call	A2	3,948,769
2,550	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/22 – NPFG Insured	No Opt. Call	A3	2,206,183
780	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/22 – NPFG Insured (ETM)	No Opt. Call	A3 (4)	708,724
1,895	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011, 7.250%, 12/01/28 – AGM Insured	12/20 at 100.00	A2	2,249,119
876,970	Total Illinois			835,352,279
	Indiana – 4.7% (3.0% of Total Investments)
5,000	Decatur Township-Marion County Multi-School Building Corporation, Indiana, First Mortgage Bonds, Series 2006A, 5.000%, 7/15/26 (Pre-refunded 1/15/17) – AGM Insured	1/17 at 100.00	AA+ (4)	5,043,550
6,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University Project, Series 2014, 5.000%, 10/01/44	10/24 at 100.00	A2	6,749,880
7,910	Indiana Finance Authority, Health System Revenue Bonds, Sisters of Saint Francis Health Services, Inc. Obligated Group, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	Aa3	8,720,617
	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A:
5,000	4.000%, 5/01/35	5/23 at 100.00	A	5,169,200
5,420	5.000%, 5/01/42	5/23 at 100.00	A	6,064,330
	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding 2015A:
3,400	5.000%, 12/01/40	6/25 at 100.00	AA–	3,958,654
1,875	4.000%, 12/01/40	6/25 at 100.00	AA–	1,965,225
1,500	Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2012A, 5.000%, 6/01/39 – AGM Insured	6/22 at 100.00	BBB–	1,568,460
8,630	Indiana Finance Authority, Revenue Bonds, Community Foundation of Northwest Indiana Obligated Group, Series 2012, 5.000%, 3/01/41	No Opt. Call	A+	9,432,158
	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A:
6,290	5.250%, 12/01/38	12/19 at 100.00	AA	6,973,912
10,000	5.250%, 12/01/38 (UB) (5)	12/19 at 100.00	AA–	11,087,300
2,500	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2010B., 5.000%, 12/01/37	12/20 at 100.00	AA–	2,820,925
16,115	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, First Lien Green Series 2016A, 5.000%, 10/01/41	10/26 at 100.00	A	18,831,344
5,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	A3	5,721,700
5,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2012A, 5.000%, 10/01/37	10/22 at 100.00	A2	5,760,650

84	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$13,215	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/44	10/24 at 100.00	A	$15,246,013
4,320	Indiana Health Facility Financing Authority, Revenue Bonds, Ancilla Systems Inc. Obligated Group, Series 1997, 5.250%, 7/01/22 – NPFG Insured (ETM)	1/17 at 100.00	AA– (4)	4,336,891
	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007:
1,545	5.500%, 3/01/37 (Pre-refunded 3/01/17)	3/17 at 100.00	N/R (4)	1,569,813
1,455	5.500%, 3/01/37 (Pre-refunded 3/01/17)	3/17 at 100.00	A+ (4)	1,472,707
16,080	Indiana Municipal Power Agency Power Supply System Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/42	7/26 at 100.00	A+	18,643,634
10,810	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 (Pre-refunded 1/01/17) – NPFG Insured	1/17 at 100.00	A1 (4)	10,887,292
3,000	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2011A, 5.000%, 1/01/31	No Opt. Call	A+	3,393,300
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
9,255	0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	A	7,706,453
9,560	0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	A	7,701,345
	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A:
3,000	5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA	3,294,030
5,000	5.500%, 1/01/38 – AGC Insured (UB)	1/19 at 100.00	A2	5,490,050
2,000	Michigan City School Building Corporation, Porter and LaPorte Counties, Indiana, First Mortgage Bonds, Series 2007, 5.000%, 1/15/25 (Pre-refunded 7/15/17) – NPFG Insured	7/17 at 100.00	A3 (4)	2,060,460
4,300	Saint Joseph County, Indiana, Educational Facilities Revenue Bonds, University of Notre Dame du Lac Project, Refunding Series 2009, 5.000%, 3/01/36	3/18 at 100.00	Aaa	4,530,953
500	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007, 5.800%, 9/01/47 (Pre-refunded 9/01/17)	9/17 at 100.00	N/R (4)	520,965
1,580	Zionsville Community Schools Building Corporation, Indiana, First Mortgage Bonds, Series 2005Z, 0.000%, 1/15/28 – AGM Insured	No Opt. Call	A2	1,210,912
175,260	Total Indiana			187,932,723
	Iowa – 2.1% (1.4% of Total Investments)
4,000	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/36 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	4,581,200
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
5,000	5.000%, 12/01/19	No Opt. Call	B–	5,142,650
7,255	5.500%, 12/01/22	12/18 at 100.00	B–	7,360,560
16,130	5.250%, 12/01/25	12/23 at 100.00	B–	16,873,109
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
13,950	5.375%, 6/01/38	1/17 at 100.00	B2	13,948,884
12,830	5.500%, 6/01/42	1/17 at 100.00	B2	12,829,102
5,675	5.625%, 6/01/46	1/17 at 100.00	B2	5,614,164
16,100	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B2	16,178,246
	Xenia Rural Water District, Iowa, Water Revenue Bonds, Refunding Capital Loan Note Series 2016:
700	5.000%, 12/01/36	12/26 at 100.00	BBB+	798,126
2,000	5.000%, 12/01/41	12/26 at 100.00	BBB+	2,265,700
83,640	Total Iowa			85,591,741
	Kansas – 0.2% (0.2% of Total Investments)
630	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Scientific Research and Development Facilities Projects, Series 2003C, 5.000%, 10/01/22 – AMBAC Insured	1/17 at 100.00	A+	635,468
2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2013J, 5.000%, 11/15/38	11/22 at 100.00	A2	2,214,180

NUVEEN	85

NEA	Nuveen AMT-Free Quality Municipal Income Fund
(formerly Nuveen AMT-Free Municipal Income Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas (continued)
$3,000	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2012A, 5.000%, 11/15/28	5/22 at 100.00	AA	$3,499,200
3,125	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	3,130,219
30	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21 (Pre-refunded 12/01/16)	12/16 at 76.41	A- (4)	22,907
8,785	Total Kansas			9,501,974
	Kentucky – 1.4% (0.9% of Total Investments)
6,010	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton Healthcare Inc., Series 2000B, 0.000%, 10/01/28 – NPFG Insured	No Opt. Call	A3	4,120,516
4,300	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.500%, 3/01/45	6/20 at 100.00	Baa3	4,866,181
2,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.000%, 8/15/42	8/21 at 100.00	A3	2,148,000
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	A3	1,060,060
	Kentucky Municipal Power Agency, Power System Revenue Bonds, Prairie State Project Series 2007A:
1,100	5.000%, 9/01/37 (Pre-refunded 9/01/17) – NPFG Insured	9/17 at 100.00	A3 (4)	1,138,830
3,900	5.000%, 9/01/37 (Pre-refunded 9/01/17) – NPFG Insured	9/17 at 100.00	A3 (4)	4,037,670
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
5,000	0.000%, 7/01/43 (7)	7/31 at 100.00	Baa3	4,264,150
8,610	0.000%, 7/01/46 (7)	7/31 at 100.00	Baa3	7,367,577
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A:
2,655	5.750%, 7/01/49	7/23 at 100.00	Baa3	3,077,437
430	6.000%, 7/01/53	7/23 at 100.00	Baa3	505,964
4,630	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/31	6/21 at 100.00	A	5,233,752
2,980	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/35	6/22 at 100.00	A–	3,281,814
9,635	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/35 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (4)	11,570,479
4,330	Owensboro, Kentucky, Electric Light and Power System Revenue Bonds, Refunding Series 2013B, 5.000%, 1/01/23 – AGM Insured	1/20 at 100.00	A2	4,805,434
56,580	Total Kentucky			57,477,864
	Louisiana – 2.1% (1.4% of Total Investments)
8,210	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	9,092,657
670	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	A2 (4)	799,558
5,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Housing & Parking Project, Series 2010, 5.500%, 10/01/41 – AGM Insured	10/20 at 100.00	AA	5,659,550
1,695	Louisiana Public Facilities Authority, Lease Revenue Bonds, Provident Group-Flagship	7/26 at 100.00	A3	1,928,741
	Properties LLC – Louisiana State University Nicolson Gateway Project, Series 2016A, 5.000%, 7/01/46

86	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2016:
$5,350	4.000%, 5/15/35	5/26 at 100.00	Baa1	$5,629,645
5,885	4.000%, 5/15/41	5/26 at 100.00	Baa1	6,124,225
2,000	5.000%, 5/15/47	5/26 at 100.00	Baa1	2,259,460
1,960	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	1,998,318
745	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	764,303
5,750	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011, 6.750%, 5/15/41 (Pre-refunded 5/15/21)	5/21 at 100.00	Baa1 (4)	7,173,700
13,590	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/36	7/23 at 100.00	A3	15,352,079
5,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Second Lien Series 2010B, 5.000%, 5/01/45	5/20 at 100.00	Aa3	5,560,800
12,000	New Orleans Aviation Board, Louisiana, Revenue Bonds, North Terminal Project, Series 2015A, 5.000%, 1/01/45	1/25 at 100.00	A–	13,559,400
6,280	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A–	7,171,823
1,355	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Refunding Series 2015, 5.000%, 12/01/40	12/25 at 100.00	A–	1,558,575
75,490	Total Louisiana			84,632,834
	Maine – 0.2% (0.1% of Total Investments)
1,010	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43	7/23 at 100.00	Baa3	1,107,202
5,250	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	Baa3	5,775,525
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	Ba2	1,175,580
7,310	Total Maine			8,058,307
	Maryland – 0.3% (0.2% of Total Investments)
3,730	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/26 – SYNCORA GTY Insured	1/17 at 100.00	BB	3,740,034
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2011, 6.250%, 7/01/31	7/21 at 100.00	BBB	1,163,450
3,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2013A, 5.000%, 7/01/43	7/22 at 100.00	A–	3,950,660
2,575	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008, 6.000%, 1/01/28 (Pre-refunded 1/01/18)	1/18 at 100.00	BBB (4)	2,730,607
2,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015, 5.000%, 12/01/44	6/25 at 100.00	AA–	2,326,980
12,805	Total Maryland			13,911,731
	Massachusetts – 2.9% (1.9% of Total Investments)
	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2008A:
970	5.250%, 7/01/34 (Pre-refunded 7/01/18)	7/18 at 100.00	N/R (4)	1,040,888
2,385	5.250%, 7/01/34 (Pre-refunded 7/01/18)	7/18 at 100.00	AAA	2,559,296
5,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	Aa2	6,140,145
14,375	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Refunding Senior Lien Series 2010B, 5.000%, 1/01/37	1/20 at 100.00	A3	15,863,962
1,250	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare Obligated Group, Series 2013, 5.250%, 11/15/41	11/23 at 100.00	A–	1,441,388

NUVEEN	87

NEA	Nuveen AMT-Free Quality Municipal Income Fund
(formerly Nuveen AMT-Free Municipal Income Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$1,430	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB–	$1,449,505
930	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green Bonds, Series 2015D, 5.000%, 7/01/44	No Opt. Call	BBB	1,028,701
	Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute Issue, Series 2016N:
1,235	5.000%, 12/01/41	12/26 at 100.00	A	1,447,926
3,000	5.000%, 12/01/46	12/26 at 100.00	A	3,505,860
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015:
8,800	5.000%, 1/01/45	1/25 at 100.00	Baa2	9,836,200
2,070	4.500%, 1/01/45	1/25 at 100.00	Baa2	2,220,406
2,700	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E, 5.000%, 11/01/43	11/23 at 100.00	A2	3,123,495
	Massachusetts Development Finance Agency, Revenue Bonds, Western New England University, Series 2015:
1,380	5.000%, 9/01/40	9/25 at 100.00	BBB	1,560,683
1,545	5.000%, 9/01/45	9/25 at 100.00	BBB	1,739,716
3,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A+	4,191,780
4,500	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Series 2010J, 5.000%, 7/01/39	7/19 at 100.00	AA–	4,929,975
3,335	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Tender Option Trust 2015-XF0047, 12.264%, 7/01/34 (IF)	7/19 at 100.00	AA–	4,335,300
6,725	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2005F, 5.000%, 10/01/19 (Pre-refunded 12/19/16) – AGC Insured	12/16 at 100.00	A3 (4)	6,747,798
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	A- (4)	535,335
1,800	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series 2010C, 5.375%, 7/01/35	7/20 at 100.00	BBB–	1,986,498
900	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A, 5.125%, 7/01/41	7/21 at 100.00	A3	1,000,485
6,840	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	Aa2	7,959,708
	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2007A:
3,235	5.000%, 8/15/37 (Pre-refunded 8/15/17) – AMBAC Insured	8/17 at 100.00	Aa2 (4)	3,345,119
15	5.000%, 8/15/37 (Pre-refunded 8/15/17) – AMBAC Insured	8/17 at 100.00	Aa2 (4)	15,509
3,335	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Tender Option Bond Trust 2015-XF2187, 12.279%, 8/15/37 – AGM Insured (IF) (5)	8/17 at 100.00	Aa2	3,674,570
7,500	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Tender Option Bond Trust 2016-XF2223, 8.632%, 8/15/24 (IF)	8/22 at 100.00	Aa2	10,526,100
5,120	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 (Pre-refunded 2/01/17) – AGM Insured	2/17 at 100.00	AA+ (4)	5,169,050
8,050	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Senior Lien Parking Revenue Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	9,205,658
500	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 – AGC Insured	11/20 at 100.00	A3	567,830
102,925	Total Massachusetts			117,148,886
	Michigan – 4.3% (2.8% of Total Investments)
5,335	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A–	5,964,903
4,250	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 4.500%, 11/01/23 (Pre-refunded 3/01/17)	3/17 at 103.00	AA (4)	4,427,650

88	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$7,000	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.250%, 11/01/35 (Pre-refunded 3/01/17)	3/17 at 103.00	AA (4)	$7,313,460
2,830	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	A3	3,515,086
10,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	A–	10,986,300
	Grand Rapids and Kent County Joint Building Authority, Michigan, Limited Tax General Obligation Bonds, Devos Place Project, Series 2001:
7,660	0.000%, 12/01/21	No Opt. Call	AAA	7,009,513
7,955	0.000%, 12/01/22	No Opt. Call	AAA	7,104,054
8,260	0.000%, 12/01/23	No Opt. Call	AAA	7,202,968
8,575	0.000%, 12/01/24	No Opt. Call	AAA	7,293,981
10,000	Great Lakes Water Authority, Michigan, Water Supply Revenue Bonds, Refunding Senior Lien Series 2016C, 5.000%, 7/01/35	7/26 at 100.00	A–	11,540,000
17,460	Great Lakes Water Authority, Michigan, Water Supply Revenue Bonds, Senior Lien Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	A–	19,852,369
2,000	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson Methodist Hospital, Series 2010, 5.250%, 5/15/36 – AGM Insured	5/20 at 100.00	A2	2,208,360
1,200	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A, 6.000%, 7/01/35	1/17 at 100.00	BB	1,194,024
405	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1, 5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	A2	460,983
1,300	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-1, 5.000%, 7/01/44	7/22 at 100.00	A–	1,429,532
9,965	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA–	11,517,746
35	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	41,577
3,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2015, 5.000%, 12/01/31	6/22 at 100.00	AA–	3,466,320
1,315	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	BBB	1,417,741
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I:
17,000	5.000%, 4/15/31	10/25 at 100.00	A+	20,210,790
1,615	5.000%, 4/15/38	10/25 at 100.00	A+	1,884,947
11,345	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	A3 (4)	12,939,313
2,045	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA–	2,051,626
455	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16)	12/16 at 100.00	Aa2 (4)	456,611
2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA–	2,198,780
4,575	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	B2	4,691,983
5,780	Oakland University, Michigan, General Revenue Bonds, Series 2012, 5.000%, 3/01/42	No Opt. Call	A1	6,463,427
2,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2009W, 6.375%, 8/01/29 (Pre-refunded 8/01/19)	8/19 at 100.00	A1 (4)	2,866,625
2,300	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	2,609,281
2,200	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2015D, 5.000%, 12/01/45	12/25 at 100.00	A–	2,536,182
160,360	Total Michigan			172,856,132

NUVEEN	89

NEA	Nuveen AMT-Free Quality Municipal Income Fund
(formerly Nuveen AMT-Free Municipal Income Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota – 0.8% (0.5% of Total Investments)
$285	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 4.000%, 8/01/36	8/26 at 100.00	BB+	$281,913
4,005	City of Milaca, Minnesota Refunding Revenue Bonds, Grandview Christian Home Project, Series 2016, 5.000%, 10/01/41	10/24 at 102.00	N/R	4,170,126
2,130	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A, 3.500%, 8/01/25	8/22 at 100.00	N/R	2,100,670
5,000	Maple Grove, Minnesota, Health Care Facilities Revenue Bonds, Maple Grove Hospital Corporation, Series 2007, 5.250%, 5/01/37	5/17 at 100.00	Baa1	5,082,700
2,580	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2007B, 5.000%, 1/01/17 – NPFG Insured (ETM)	No Opt. Call	A3 (4)	2,598,473
1,535	Minnesota Municipal Power Agency, Electric Revenue Bonds, Series 2016, 5.000%, 10/01/47	10/26 at 100.00	A2	1,796,257
2,350	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota, Certificates of Participation, Series 2015B, 4.000%, 2/01/42	2/25 at 100.00	A1	2,481,788
4,230	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2016A, 4.125%, 9/01/47	9/24 at 102.00	BBB–	4,157,244
	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A:
580	5.000%, 11/15/21	No Opt. Call	BB+	669,018
550	5.250%, 11/15/35	11/20 at 100.00	BB+	601,447
3,595	5.000%, 11/15/40	11/25 at 100.00	BB+	4,025,969
4,315	5.000%, 11/15/44	11/25 at 100.00	BB+	4,818,086
31,155	Total Minnesota			32,783,691
	Mississippi – 0.3% (0.2% of Total Investments)
9,705	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/17 at 100.00	Baa3	10,051,760
3,855	Mississippi State, General Obligation Bonds, Refunding Series 2006D, 5.000%, 11/01/21 (Pre-refunded 11/01/17) – NPFG Insured	11/17 at 100.00	AA (4)	4,020,765
13,560	Total Mississippi			14,072,525
	Missouri – 2.1% (1.4% of Total Investments)
2,585	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/44	10/22 at 100.00	Aa3	2,959,747
	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Series 2016:
2,470	4.000%, 8/01/33	8/26 at 100.00	Baa1	2,593,055
4,590	5.000%, 8/01/35	8/26 at 100.00	Baa1	5,299,981
5,140	4.000%, 8/01/38	8/26 at 100.00	Baa1	5,322,573
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1:
8,150	0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	A1	6,052,353
5,000	0.000%, 4/15/31 – AMBAC Insured	No Opt. Call	A1	3,184,650
1,500	Kansas City School District, Missouri, Certificates of Participation, Series 2016, 3.000%, 4/01/32	4/26 at 100.00	A	1,433,670
550	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A, 6.000%, 6/01/20	No Opt. Call	A3	592,174
1,000	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds, Saint Luke’s Health System, Inc., Series 2016, 4.000%, 11/15/33	5/26 at 100.00	A+	1,081,120
11,985	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB	13,353,088
17,300	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	19,374,270
1,305	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016B, 5.000%, 2/01/33 (WI/DD, Settling 11/04/16)	2/26 at 100.00	BBB+	1,478,748

90	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$7,085	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Refunding Series 2016A, 5.000%, 12/01/40	6/26 at 100.00	A2	$8,257,426
3,000	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Series 2007A, 5.000%, 1/01/32 (Pre-refunded 1/01/17) – AMBAC Insured	1/17 at 100.00	AA+ (4)	3,021,900
	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A:
7,300	5.000%, 12/15/31 (Pre-refunded 12/15/16)	12/16 at 100.00	A2 (4)	7,338,106
2,830	5.000%, 12/15/31 (Pre-refunded 12/15/16) – NPFG Insured	12/16 at 100.00	A2 (4)	2,841,886
220	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	A–	255,781
82,010	Total Missouri			84,440,528
	Nebraska – 1.4% (0.9% of Total Investments)
2,620	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	BBB+	2,934,112
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015:
700	5.000%, 11/01/45	11/25 at 100.00	A–	792,302
1,400	5.000%, 11/01/48	11/25 at 100.00	A–	1,582,728
2,280	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42	No Opt. Call	A–	2,503,964
4,000	Lincoln, Nebraska, Electric System Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/37	9/22 at 100.00	AA	4,721,880
5,290	Nebraska Public Power District, General Revenue Bonds, Refunding Series 2007B, 4.650%, 1/01/32 (Pre-refunded 7/01/17) – AGM Insured	7/17 at 100.00	AA (4)	5,428,863
11,690	Omaha Convention Hotel Corporation, Nebraska, Convention Center Revenue Bonds, Series 2007, 5.000%, 2/01/35 – AMBAC Insured	2/17 at 100.00	A2	11,793,223
5,130	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2007A, 5.000%, 2/01/43 (Pre-refunded 2/01/17)	2/17 at 100.00	AA (4)	5,185,404
10,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2012A, 5.000%, 2/01/42	2/22 at 100.00	AA	11,444,800
1,915	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Tender Option Bond Trust 2016-XF2219, 18.353%, 2/01/49 – BHAC Insured (IF)	2/17 at 100.00	A+	2,910,762
8,000	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Series 2007A, 5.000%, 1/01/37 (Pre-refunded 1/01/17) – AMBAC Insured	1/17 at 100.00	BBB+ (4)	8,056,880
53,025	Total Nebraska			57,354,918
	Nevada – 5.9% (3.8% of Total Investments)
3,000	Clark County Water Reclamation District, Nevada, General Obligation Water Bonds, Series 2009A, 5.250%, 7/01/38 (Pre-refunded 7/01/19)	7/19 at 100.00	Aa1 (4)	3,335,070
3,540	Clark County, Nevada, Airport Revenue Bonds, Senior Lien Series 2010D, 5.000%, 7/01/24	No Opt. Call	AA–	3,952,021
2,600	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/26 - AGM Insured	7/19 at 100.00	A1	2,851,290
27,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42 Clark County, Nevada, General Obligation Bonds, Bond Bank Refunding Series 2009:	1/20 at 100.00	A+	30,670,110
3,520	5.000%, 6/01/27	6/19 at 100.00	AA	3,859,539
3,695	5.000%, 6/01/28	6/19 at 100.00	AA	4,051,420
3,880	5.000%, 6/01/29	6/19 at 100.00	AA	4,237,620
	Clark County, Nevada, General Obligation Bonds, Transportation, Refunding Series 2010B:
4,915	5.000%, 7/01/25	1/20 at 100.00	AA	5,495,167
4,160	5.000%, 7/01/26	1/20 at 100.00	AA	4,646,928
	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A:
12,265	5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	A1	13,565,458
35,860	5.250%, 7/01/42	1/20 at 100.00	A+	39,638,927

NUVEEN	91

NEA	Nuveen AMT-Free Quality Municipal Income Fund
(formerly Nuveen AMT-Free Municipal Income Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada (continued)
	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
$2,300	4.000%, 9/01/26	No Opt. Call	N/R	$2,423,602
1,525	4.000%, 9/01/27	9/26 at 100.00	N/R	1,587,464
2,660	4.000%, 9/01/29	9/26 at 100.00	N/R	2,739,667
2,920	4.000%, 9/01/30	9/26 at 100.00	N/R	2,995,307
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015:
5,000	5.000%, 6/01/32	12/24 at 100.00	AA	6,019,150
10,000	5.000%, 6/01/33	12/24 at 100.00	AA	11,989,200
7,170	5.000%, 6/01/39	12/24 at 100.00	Aa1	8,474,438
11,915	Las Vegas Valley Water District, Nevada, General Obligation Bonds Series 2015, 5.000%, 6/01/39 (UB)	12/24 at 100.00	AA	14,082,696
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Tender Option Bond Trust 2015-XF0233:
1,000	16.055%, 6/01/39 (IF)	12/24 at 100.00	AA	1,727,720
1,250	16.153%, 6/01/39 (IF)	12/24 at 100.00	AA	2,159,650
1,250	16.153%, 6/01/39 (IF)	12/24 at 100.00	AA	2,159,650
2,500	16.153%, 6/01/39 (IF)	12/24 at 100.00	AA	4,319,300
3,995	16.244%, 6/01/39 (IF)	12/24 at 100.00	AA	6,900,404
10,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	AA	11,417,400
4,100	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B, 5.000%, 6/01/42	6/22 at 100.00	AA	4,727,915
3,760	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2005B, 0.000%, 6/01/37 – FGIC Insured	6/24 at 49.90	A3	1,339,237
5,380	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/31	7/17 at 100.00	A3	5,493,249
20,000	Reno, Nevada, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/31 – BHAC Insured (UB) (5)	7/17 at 100.00	A3	20,469,600
8,540	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/32	7/21 at 100.00	AA	9,745,421
209,700	Total Nevada			237,074,620
	New Hampshire – 0.2% (0.1% of Total Investments)
8,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	BBB (4)	9,166,880
	New Jersey – 6.6% (4.3% of Total Investments)
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
2,675	5.000%, 7/01/22 – NPFG Insured	1/17 at 100.00	A3	2,743,320
4,445	5.000%, 7/01/23 – NPFG Insured	1/17 at 100.00	A3	4,558,525
1,200	5.000%, 7/01/29 – NPFG Insured	1/17 at 100.00	A3	1,230,648
6,050	5.250%, 7/01/33 – NPFG Insured	1/17 at 100.00	A3	6,216,436
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2011GG:
4,000	5.000%, 9/01/22	3/21 at 100.00	BBB+	4,353,760
6,975	5.000%, 9/01/24	3/21 at 100.00	BBB+	7,548,415
3,300	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/25	3/23 at 100.00	BBB+	3,679,335
2,020	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	2,112,072
720	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A+	841,975

92	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$10,970	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43 (WI/DD, Settling 11/02/16)	7/26 at 100.00	A+	$12,614,513
18,400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2006B, 0.000%, 7/01/37	1/17 at 35.47	A+	6,483,608
695	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	BBB	788,158
	New Jersey Transportation Trust Fund Authority, Federal Highway REimbursement Revenue Notes, Series 2016A-1&2:
3,050	5.000%, 6/15/28 (WI/DD, Settling 11/02/16)	6/26 at 100.00	A3	3,419,630
7,795	5.000%, 6/15/29 (WI/DD, Settling 11/02/16)	6/26 at 100.00	A3	8,713,251
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A:
5,000	0.000%, 12/15/26	No Opt. Call	BBB+	3,422,050
16,495	0.000%, 12/15/33	No Opt. Call	BBB+	7,615,741
3,425	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	BBB+	3,810,175
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C:
1,815	0.000%, 12/15/26 – AMBAC Insured	No Opt. Call	AA+	1,409,674
10,000	0.000%, 12/15/30 – FGIC Insured	No Opt. Call	A3	5,824,200
38,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	A–	19,014,440
45,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	BBB+	20,154,150
10,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	BBB+	4,252,400
4,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2001C, 5.500%, 12/15/18 – AGM Insured	No Opt. Call	A–	4,872,060
10,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/34 – AMBAC Insured	12/17 at 100.00	A2	10,874,115
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	BBB+	5,648,450
2,310	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.500%, 6/15/31	6/21 at 100.00	BBB+	2,593,483
9,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA, 5.000%, 6/15/38	No Opt. Call	BBB+	9,697,500
6,400	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012A, 5.000%, 6/15/42	No Opt. Call	BBB+	6,885,824
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013AA:
5,500	5.000%, 6/15/29	6/23 at 100.00	BBB+	6,076,675
7,500	5.500%, 6/15/39	6/23 at 100.00	BBB+	8,426,625
4,200	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA, 4.750%, 6/15/38	6/25 at 100.00	BBB+	4,481,316
5,065	New Jersey Turnpike Authority, Revenue Bonds, Growth and Income Securities, Series 2004B, 5.150%, 1/01/35 (Pre-refunded 1/01/17) – AMBAC Insured	1/17 at 100.00	A2 (4)	5,102,886
14,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	A2	17,779,720
5,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2009H, 5.000%, 1/01/36	1/19 at 100.00	A2	5,381,600
1,315	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057, 14.996%, 1/01/43 (IF) (5)	7/22 at 100.00	A	2,051,702
3,000	Rahway Valley Sewerage Authority, New Jersey, Sewer Revenue Bonds, Series 2005A, 0.000%, 9/01/25 – NPFG Insured	No Opt. Call	Aa3	2,397,300
	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L:
2,000	5.000%, 5/01/38	5/23 at 100.00	A+	2,336,120
910	5.000%, 5/01/43	5/23 at 100.00	A+	1,055,764

NUVEEN	93

NEA	Nuveen AMT-Free Quality Municipal Income Fund
(formerly Nuveen AMT-Free Municipal Income Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
$1,425	4.500%, 6/01/23	6/17 at 100.00	BB	$1,445,249
1,785	4.625%, 6/01/26	6/17 at 100.00	B+	1,793,390
14,255	5.000%, 6/01/29	6/17 at 100.00	B	14,256,283
14,425	4.750%, 6/01/34	6/17 at 100.00	B–	13,897,910
8,000	5.000%, 6/01/41	6/17 at 100.00	B–	7,535,840
328,120	Total New Jersey			265,396,288
	New Mexico – 0.1% (0.0% of Total Investments)
2,725	Rio Rancho, New Mexico, Water and Wastewater System Revenue Bonds, Refunding Series 2009, 5.000%, 5/15/21 – AGM Insured	5/19 at 100.00	A2	2,985,238
	New York – 7.1% (4.6% of Total Investments)
9,880	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Refunding Series 2016A, 5.000%, 7/15/42	1/27 at 100.00	BBB–	11,343,327
7,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/45	No Opt. Call	BBB–	2,018,170
510	Dormitory Authority of the State of New York, Insured Revenue Bonds, 853 Schools Program, Gateway-Longview Inc., Series 1998A, 5.500%, 7/01/18 – AMBAC Insured	1/17 at 100.00	N/R	511,428
3,000	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	3,466,530
7,435	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.500%, 7/01/43 (Pre-refunded 7/01/20) – AGM Insured	7/20 at 100.00	A2 (4)	8,510,696
12,830	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A, 5.000%, 7/01/50	7/25 at 100.00	A–	14,534,209
3,200	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	AA–	3,695,104
4,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2013A, 5.000%, 7/01/43	7/23 at 100.00	AA–	4,634,400
10,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2016A Group A, 5.000%, 2/15/37	8/26 at 100.00	Aa1	11,880,300
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
3,400	5.750%, 2/15/47	2/21 at 100.00	A	3,975,586
10,115	5.250%, 2/15/47	2/21 at 100.00	A	11,564,682
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A:
4,330	5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	4,381,960
13,150	4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A2	13,292,020
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A:
1,045	4.000%, 9/01/39 – AGM Insured	9/24 at 100.00	A–	1,114,430
780	5.000%, 9/01/44	9/24 at 100.00	A–	899,324
7,240	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	8,084,256
15,100	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/42	9/22 at 100.00	A–	17,304,449
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/26	11/22 at 100.00	A	2,996,175
1,858	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006B, 4.500%, 11/15/32 (Pre-refunded 11/15/16) – AGM Insured (UB)	11/16 at 100.00	AA (4)	1,860,887
11,742	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006B, 4.500%, 11/15/32 – AGM Insured (UB)	11/16 at 100.00	AA	11,759,395
3,500	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.750%, 8/15/30	2/21 at 100.00	AA	4,102,035

94	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$1,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2013A, 5.000%, 7/01/43	7/23 at 100.00	AA–	$1,140,740
2,100	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	2,435,454
4,400	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Series 2009EE-2, 5.250%, 6/15/40	No Opt. Call	AA+	4,862,660
7,225	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2014 Series BB, 5.000%, 6/15/46	6/23 at 100.00	AA+	8,387,864
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	Aa1	5,863,450
10	New York City, New York, General Obligation Bonds, Fiscal Series 1996J, 5.500%, 2/15/26	1/17 at 100.00	AA–	10,041
5	New York City, New York, General Obligation Bonds, Fiscal Series 1997H, 6.125%, 8/01/25	1/17 at 100.00	AA	5,023
	New York City, New York, General Obligation Bonds, Fiscal Series 2002G:
10	5.000%, 8/01/17	1/17 at 100.00	AA	10,037
80	5.750%, 8/01/18	1/17 at 100.00	AA	80,346
23,920	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	26,997,308
6,385	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.750%, 11/15/51	No Opt. Call	A	7,497,075
10,000	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	BBB+	12,678,500
4,045	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Tender Option Bond Trust 2016-XL0002, 12.456%, 6/15/26 (IF) (5)	6/22 at 100.00	AAA	6,425,280
50	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	11/16 at 100.00	A2	50,153
8,000	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2016A, 5.000%, 1/01/51 (UB) (5)	1/26 at 100.00	A–	9,170,080
10,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2007B, 5.000%, 3/15/37 (Pre-refunded 3/15/17)	3/17 at 100.00	Aa1 (4)	10,161,200
2,105	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2012, 5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (4)	2,536,820
3,925	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/38	12/23 at 100.00	AA–	4,647,789
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
8,550	5.500%, 12/01/31	12/20 at 100.00	BBB	9,742,810
3,710	6.000%, 12/01/42	12/20 at 100.00	BBB	4,304,861
9,950	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Bonds, Tender Option Bond Trust 2016-XL0003, 6.674%, 11/15/21 (IF) (5)	No Opt. Call	AA–	12,598,690
5,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2015A, 5.000%, 11/15/50	5/25 at 100.00	AA–	5,780,900
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2013A:
10,725	0.000%, 11/15/31	No Opt. Call	A+	6,811,984
1,105	0.000%, 11/15/32	No Opt. Call	A+	675,022
259,915	Total New York			284,803,450
	North Carolina – 1.2% (0.8% of Total Investments)
3,555	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 2016-XL0012, 12.369%, 7/01/38 (IF) (5)	7/20 at 100.00	AAA	4,924,030

NUVEEN	95

NEA	Nuveen AMT-Free Quality Municipal Income Fund
(formerly Nuveen AMT-Free Municipal Income Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
$1,775	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Tender Option Bond Trust 2016-XG0005, 13.764%, 1/15/47 (IF) (5)	1/18 at 100.00	AA–	$2,043,415
5,550	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/39 (Pre-refunded 1/15/18)	1/18 at 100.00	AA– (4)	5,829,831
1,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2011A, 5.250%, 1/15/42	1/21 at 100.00	AA–	1,125,270
9,485	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project, Series 2015B, 5.000%, 10/01/55 (UB) (5)	10/25 at 100.00	AA+	11,137,572
3,560	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/42 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa2 (4)	3,922,052
5,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	AA	5,695,050
1,455	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant Health, Refunding Series 2012A, 5.000%, 6/01/36	6/22 at 100.00	A+	1,639,800
	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed, Refunding Series 2012A:
3,300	5.000%, 10/01/31	10/22 at 100.00	A2	3,773,022
1,500	5.000%, 10/01/38	10/22 at 100.00	A2	1,706,355
1,495	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph’s Health System, Series 2007, 4.500%, 10/01/31 (Pre-refunded 10/01/17) (UB)	10/17 at 100.00	N/R (4)	1,546,951
2,505	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph’s Health System, Series 2007, 4.500%, 10/01/31 (UB)	10/17 at 100.00	AA–	2,571,984
1,310	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, Southminster Project, Refunding Series 2016, 5.000%, 10/01/37 (WI/DD, Settling 11/10/16)	10/24 at 102.00	N/R	1,435,354
1,900	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	BBB–	2,061,272
43,390	Total North Carolina			49,411,958
	North Dakota – 0.4% (0.2% of Total Investments)
5,080	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 4.500%, 7/01/32 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (4)	5,910,936
	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011:
1,500	6.000%, 11/01/28	11/21 at 100.00	A+	1,783,080
3,910	6.250%, 11/01/31	11/21 at 100.00	A+	4,694,893
1,015	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/35	12/21 at 100.00	Baa1	1,112,278
1,420	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013, 7.750%, 9/01/38 (9)	9/23 at 100.00	N/R	851,787
12,925	Total North Dakota			14,352,974
	Ohio – 8.6% (5.6% of Total Investments)
320	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012, 5.000%, 11/15/42	5/22 at 100.00	A1	351,149
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A:
650	5.000%, 5/01/33	5/22 at 100.00	A2	734,448
860	4.000%, 5/01/33	5/22 at 100.00	A2	899,749
800	5.000%, 5/01/42	5/22 at 100.00	A2	893,896
9,405	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A, 5.250%, 2/15/43 (Pre-refunded 2/15/18)	2/18 at 100.00	N/R (4)	9,937,981
595	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A	623,971

96	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$4,570	5.375%, 6/01/24	6/17 at 100.00	Caa1	$4,515,526
29,190	5.125%, 6/01/24	6/17 at 100.00	Caa1	27,669,201
9,665	5.875%, 6/01/30	6/17 at 100.00	Caa1	9,159,037
37,175	5.750%, 6/01/34	6/17 at 100.00	Caa1	34,845,243
8,590	6.000%, 6/01/42	6/17 at 100.00	B–	8,240,902
1,500	6.500%, 6/01/47	6/17 at 100.00	B–	1,485,150
22,450	5.875%, 6/01/47	6/17 at 100.00	B–	21,248,251
14,570	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	Caa1	14,232,996
6,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.250%, 11/01/29	11/20 at 100.00	A	6,871,200
17,540	Cleveland Heights-University Heights City School District, Ohio, General Obligation Bonds, School Improvement Series 2014, 5.000%, 12/01/51	6/23 at 100.00	Aa3	20,056,815
10,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Refunding Series 2006, 4.250%, 12/01/32 (Pre-refunded 12/01/16) – AGM Insured	12/16 at 100.00	AA (4)	10,029,800
5,975	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	6/23 at 100.00	Baa2	6,509,643
1,465	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2012A, 5.000%, 11/01/42	5/22 at 100.00	Aa2	1,630,604
6,345	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	Aa2	7,072,454
10,000	Greene County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Series 2009, 5.500%, 4/01/39	4/19 at 100.00	A2	10,859,800
4,200	Hamilton County, Ohio, Healthcare Revenue Bonds, Life Enriching Communities, Refunding & Improvement Series 2016, 5.000%, 1/01/46	1/26 at 100.00	BBB–	4,571,574
7,775	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 (Pre-refunded 12/01/16) – AMBAC Insured	12/16 at 100.00	A1 (4)	7,797,470
4,605	Hamilton County, Ohio, Sales Tax Revenue Bonds, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured (UB) (5)	12/16 at 100.00	A1	4,618,308
	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A:
6,920	5.000%, 1/01/38	1/23 at 100.00	AA	7,919,802
14,850	5.000%, 1/01/38 (UB) (5)	1/23 at 100.00	AA	16,995,528
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tender Option Bond Trust 2016-XG0052:
875	15.641%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	1,380,680
1,050	15.641%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	1,656,816
2,305	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	Aa3	2,748,482
6,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	A2	7,670,160
5,990	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	1/17 at 100.00	BBB+	6,005,275
21,000	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Refunding & Improvement Series 2014, 5.000%, 11/15/49	11/24 at 100.00	AA+	24,471,300
5,500	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	6,026,790
2,550	Ohio Higher Educational Facility Commission, Revenue Bonds, Case Western Reserve University Project, Refunding Series 2016, 5.000%, 12/01/40 (WI/DD, Settling 11/30/16)	12/26 at 100.00	A1	2,973,504
7,500	Ohio State, Hospital Facility Revenue Bonds, Cleveland Clinic Health System Obligated Group, Refunding Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	AA–	8,172,375

NUVEEN	97

NEA	Nuveen AMT-Free Quality Municipal Income Fund
(formerly Nuveen AMT-Free Municipal Income Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$6,000	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Refunding Series 2016A, 5.000%, 1/15/46	1/26 at 100.00	A	$6,898,860
19,515	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	21,977,208
7,550	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien Convertible Series 2013A-3, 0.000%, 2/15/36 (7)	2/31 at 100.00	A+	7,247,698
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
135	5.750%, 12/01/32	12/22 at 100.00	BB	153,098
130	6.000%, 12/01/42	12/22 at 100.00	BB	148,009
4,190	Springboro Community City School District, Warren County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/26 – AGM Insured	No Opt. Call	Aa3	5,294,484
3,670	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45	3/25 at 100.00	N/R	3,800,946
329,975	Total Ohio			346,396,183
	Oklahoma – 0.5% (0.4% of Total Investments)
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38 (Pre-refunded 8/15/18)	8/18 at 100.00	AA– (4)	1,804,930
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
2,600	5.000%, 2/15/37	2/17 at 100.00	A2	2,627,196
2,210	5.000%, 2/15/42	2/17 at 100.00	A2	2,232,608
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
140	5.000%, 2/15/37 (Pre-refunded 2/15/17)	2/17 at 100.00	N/R (4)	141,735
75	5.000%, 2/15/42 (Pre-refunded 2/15/17)	2/17 at 100.00	N/R (4)	75,929
9,435	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007, 4.500%, 1/01/47 (Pre-refunded 1/01/17) – FGIC Insured	1/17 at 100.00	A2 (4)	9,494,629
	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Tender Option Bond Trust 2016-XF0390:
5,460	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36 (UB) (5)	12/16 at 100.00	Aa2	5,485,443
99	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Tender Option Bond Trust 2016-XF0390, 7.989%, 12/15/36 (IF) (5)	12/16 at 100.00	Aa2	99,839
21,694	Total Oklahoma			21,962,309
	Oregon – 0.9% (0.6% of Total Investments)
4,010	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Saint Charles Health System, Inc., Series 2016A, 5.000%, 1/01/48	1/26 at 100.00	A2	4,645,505
7,420	Oregon Facilities Authority, Revenue Bonds, Legacy Health Project, Refunding Series 2016A, 5.000%, 6/01/46 (WI/DD, Settling 11/10/16)	6/26 at 100.00	A1	8,472,824
8,500	Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services, Refunding Series 2016A, 5.000%, 10/01/35 (WI/DD, Settling 11/16/16)	10/26 at 100.00	BBB+	9,666,795
1,500	Oregon Health and Science University, Revenue Bonds, Series 2012E, 5.000%, 7/01/32	No Opt. Call	AA–	1,742,520
8,890	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2013A, 5.000%, 11/15/38	11/23 at 100.00	Aa1	10,704,093
30,320	Total Oregon			35,231,737
	Pennsylvania – 5.3% (3.5% of Total Investments)
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2009A:
1,250	5.500%, 8/15/34	8/19 at 100.00	A+	1,383,863
3,000	5.625%, 8/15/39	8/19 at 100.00	A+	3,325,380

98	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania, Guaranteed Water Revenue Bonds, Series 1998:
$3,125	0.000%, 5/15/22 – AGM Insured	No Opt. Call	A2	$2,797,344
3,125	0.000%, 5/15/23 – AGM Insured	No Opt. Call	A2	2,712,437
3,135	0.000%, 5/15/24 – AGM Insured	No Opt. Call	A2	2,643,745
3,155	0.000%, 5/15/26 – AGM Insured	No Opt. Call	A2	2,487,875
4,145	0.000%, 11/15/26 – AGM Insured	No Opt. Call	A2	3,223,235
2,800	0.000%, 5/15/28 – AGM Insured	No Opt. Call	A2	2,049,600
3,000	0.000%, 11/15/28 – AGM Insured	No Opt. Call	A2	2,153,610
500	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB–	502,085
7,000	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	Aa3	7,686,280
2,150	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A2	2,398,153
1,880	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.200%, 7/01/19	1/17 at 100.00	Ba1	1,887,088
3,500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	A2	3,883,145
1,050	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 1997B, 5.700%, 7/01/27 – AMBAC Insured	No Opt. Call	A1	1,338,550
4,000	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2011A, 4.625%, 12/01/44 – AGM Insured	12/21 at 100.00	A2	4,257,640
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Capital Appreciation Series 2013B:
4,480	0.000%, 12/01/31	No Opt. Call	A	2,712,237
5,180	0.000%, 12/01/32	No Opt. Call	A	2,999,997
9,270	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	10,573,640
50	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2003C, 5.250%, 12/15/16 – FGIC Insured	No Opt. Call	A3	50,221
1,040	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (4)	1,204,122
5,000	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45	1/25 at 100.00	Baa2	5,538,300
6,575	Northampton County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Saint Luke’s University Health Network Project, Refunding Series 2016A, 4.000%, 8/15/40	8/26 at 100.00	A–	6,732,734
630	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23, PIK (5), (9)	1/17 at 100.00	N/R	282,585
45	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23, PIK (5), (9)	1/17 at 100.00	N/R	20,007
1,700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Delaware Valley College of Science and Agriculture Project, Series 2012 LL1, 4.000%, 11/01/32	11/22 at 100.00	Ba1	1,662,617
13,125	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 (Pre-refunded 12/01/16) – AGM Insured	12/16 at 100.00	A2 (4)	13,163,325
6,975	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 5.500%, 12/01/34	12/20 at 100.00	A2	7,977,377
2,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2011B, 5.000%, 12/01/41	12/21 at 100.00	A2	2,230,160
3,115	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2013A, 5.000%, 12/01/36	12/22 at 100.00	A2	3,553,779

NUVEEN	99

NEA	Nuveen AMT-Free Quality Municipal Income Fund
(formerly Nuveen AMT-Free Municipal Income Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$16,805	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38 (7)	12/27 at 100.00	A–	$20,789,970
4,105	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2, 5.000%, 6/01/39	6/26 at 100.00	A3	4,656,178
2,620	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%, 12/01/45	12/25 at 100.00	A1	2,995,787
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2016A-1:
6,385	5.000%, 12/01/41	6/26 at 100.00	A1	7,349,710
5,135	5.000%, 12/01/46	6/26 at 100.00	A1	5,883,426
19,250	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 6.250%, 6/01/33 – AGM Insured	6/26 at 100.00	A2	24,967,057
26,765	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	30,368,372
505	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	Ba1	559,181
1,425	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A–	1,677,880
3,410	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 1997A, 5.125%, 8/01/27 – AMBAC Insured (ETM)	No Opt. Call	A1 (4)	4,379,940
3,415	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	A1	3,818,790
1,125	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A, 5.250%, 12/01/31 – AGM Insured	12/21 at 100.00	AA	1,290,904
1,930	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2012B, 4.000%, 1/01/33	No Opt. Call	BB+	1,948,740
198,875	Total Pennsylvania			214,117,066
	Puerto Rico – 0.7% (0.4% of Total Investments)
625	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2005SS, 5.000%, 7/01/25 – NPFG Insured	1/17 at 100.00	C	632,925
1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV, 5.250%, 7/01/24 – NPFG Insured	No Opt. Call	C	1,083,840
1,305	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005L, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	A3	1,441,151
1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	CC	1,058,730
4,300	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 4.500%, 12/01/23	1/17 at 100.00	A2	4,433,730
5,880	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.125%, 8/01/42 – AGM Insured	8/20 at 100.00	C	6,250,381
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
25,000	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	C	4,226,250
64,335	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	C	7,098,724
1,190	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/17 – NPFG Insured	No Opt. Call	A3	1,227,794
104,635	Total Puerto Rico			27,453,525
	Rhode Island – 0.8% (0.5% of Total Investments)
9,500	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, Brown University, Refunding Series 2007, 5.000%, 9/01/37	9/17 at 100.00	AA+	9,827,370
1,315	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group, Refunding Series 2016, 5.000%, 5/15/39	5/26 at 100.00	BBB+	1,490,316
202,100	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52	6/17 at 12.63	CCC+	19,072,177
212,915	Total Rhode Island			30,389,863

100	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 3.5% (2.3% of Total Investments)
	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006:
$8,000	5.000%, 12/01/24 (Pre-refunded 12/01/16)	12/16 at 100.00	AA (4)	$8,028,560
1,955	5.000%, 12/01/28 (Pre-refunded 12/01/16) – AGM Insured	12/16 at 100.00	AA (4)	1,961,979
6,820	Lexington County Health Services District, Inc., South Carolina, Hospital Revenue Bonds, Lexington Medical Center, Series 2016, 5.000%, 11/01/41	5/26 at 100.00	A1	7,867,143
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
26,955	0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	A–	17,131,789
15,420	0.000%, 1/01/32 – AMBAC Insured	No Opt. Call	A–	9,407,279
4,610	Rock Hill, South Carolina, Combined Utility System Revenue Bonds, Series 2016, 5.000%, 1/01/47	1/26 at 100.00	A3	5,288,223
375	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	BBB+	450,525
3,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Refunding Series 2011B, 5.000%, 12/01/16	No Opt. Call	A1	3,010,950
2,250	South Carolina Public Service Authority, Revenue Obligation Bonds, Santee Cooper Electric System, Refunding Series 2006C, 5.000%, 1/01/21 (Pre-refunded 1/01/17) – AGM Insured	1/17 at 100.00	A1 (4)	2,265,885
10,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A, 5.000%, 12/01/55	6/25 at 100.00	A1	11,261,500
9,850	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/46	12/24 at 100.00	A1	11,284,948
6,790	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A, 5.125%, 12/01/43	12/23 at 100.00	A1	7,888,418
17,240	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	A1	20,335,614
20,035	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2015E, 5.250%, 12/01/55	12/25 at 100.00	A1	23,647,912
4,800	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2010A, 5.250%, 10/01/40	10/19 at 100.00	A	5,290,032
4,500	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Revenue Refunding Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A2	5,049,630
142,600	Total South Carolina			140,170,387
	South Dakota – 0.5% (0.4% of Total Investments)
5,555	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project, Refunding Series 2016, 5.000%, 11/01/46	11/26 at 100.00	BB	5,736,037
8,800	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health System, Series 2014, 5.000%, 7/01/44	7/24 at 100.00	A1	9,980,960
1,510	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 5.000%, 11/01/44	11/24 at 100.00	A+	1,697,663
3,260	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A+	3,725,332
19,125	Total South Dakota			21,139,992
	Tennessee – 1.1% (0.7% of Total Investments)
10,670	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	BBB+	11,906,973
2,470	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2004, 5.000%, 10/01/22 – AGM Insured	10/19 at 100.00	A2	2,752,519
770	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2004, 5.000%, 10/01/22 (Pre-refunded 10/01/19) – AGM Insured	10/19 at 100.00	A2 (4)	857,487
2,065	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	BBB+	2,262,765

NUVEEN	101

NEA	Nuveen AMT-Free Quality Municipal Income Fund
(formerly Nuveen AMT-Free Municipal Income Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
$200	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25 (Pre-refunded 7/01/23) – NPFG Insured	7/23 at 100.00	Baa1 (4)	$202,130
5,000	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2016, 5.000%, 9/01/36 (WI/DD, Settling 11/17/16)	9/26 at 100.00	BBB+	5,667,800
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Lipscomb University, Refunding & Improvement Series 2016A:
1,160	5.000%, 10/01/41	10/26 at 100.00	BBB	1,330,880
2,055	5.000%, 10/01/45	10/26 at 100.00	BBB	2,348,372
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A:
7,440	5.000%, 7/01/40	7/26 at 100.00	A3	8,663,359
1,435	5.000%, 7/01/46	7/26 at 100.00	A3	1,659,233
6,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding and Improvement Bonds, Meharry Medical College, Series 1996, 6.000%, 12/01/19 – AMBAC Insured	12/17 at 100.00	N/R	6,427,380
39,265	Total Tennessee			44,078,898
	Texas – 13.1% (8.5% of Total Investments)
14,615	Austin, Texas, Electric Utility System Revenue Bonds, Series 2015A, 5.000%, 11/15/45 (UB) (5)	11/25 at 100.00	AA–	16,989,353
3,035	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	A–	3,311,306
5,835	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding Series 2006F, 4.250%, 8/15/36 (Pre-refunded 2/15/17)	2/17 at 100.00	AAA	5,895,042
1,000	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Series 2009, 5.000%, 7/01/34	7/17 at 100.00	A2	1,025,790
2,500	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa1	2,826,500
1,000	Cedar Hill Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2002, 0.000%, 8/15/32 – FGIC Insured	No Opt. Call	A3	630,280
1,330	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 1/01/43	1/23 at 100.00	Baa2	1,468,440
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
2,080	5.750%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa2 (4)	2,461,139
1,000	6.000%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa2 (4)	1,193,370
6,940	6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa2 (4)	8,352,221
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
4,380	5.000%, 1/01/40	7/25 at 100.00	Baa2	4,965,343
3,250	5.000%, 1/01/45	7/25 at 100.00	Baa2	3,658,135
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A:
1,925	4.350%, 12/01/42	12/22 at 100.00	BBB–	1,968,505
1,000	4.400%, 12/01/47	12/22 at 100.00	BBB–	1,022,560
2,500	Comal Independent School District, Comal, Bexar, Guadalupe, Hays, and Kendall Counties, Texas, General Obligation Bonds, Series 2005A, 0.000%, 2/01/23	No Opt. Call	Aaa	2,268,250
10,000	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Refunding Series 2007, 4.375%, 10/01/32 (Pre-refunded 10/01/17) – AMBAC Insured (UB)	10/17 at 100.00	AA+ (4)	10,335,600
6,340	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding and Improvement Bonds, Series 2012C, 5.000%, 11/01/45 – AGM Insured	11/21 at 100.00	A	7,207,249
160	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A, 5.250%, 9/01/44	9/24 at 100.00	BB+	171,349
1,500	El Paso, Texas, Airport Revenue Bonds, El Paso International Airport Series 2011, 5.250%, 8/15/33	8/20 at 100.00	A	1,684,080

102	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B:
$16,920	5.000%, 4/01/53	10/23 at 100.00	AA+	$19,608,588
15,000	5.000%, 4/01/53 (UB)	10/23 at 100.00	AA+	17,383,500
6,610	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option Bond Trust 2015-XF0228, 16.059%, 4/01/53 (IF)	10/23 at 100.00	AA–	10,812,506
	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015:
2,320	5.000%, 12/01/45	6/25 at 100.00	AA	2,674,473
2,845	4.000%, 12/01/45	6/25 at 100.00	AA	2,988,388
	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A:
5,625	5.250%, 2/15/42 (Pre-refunded 2/15/17) – NPFG Insured	2/17 at 100.00	A2 (4)	5,699,250
12,070	5.250%, 2/15/42 (Pre-refunded 2/15/17) – NPFG Insured	2/17 at 100.00	AA+ (4)	12,229,324
4,040	Harris County, Texas, Toll Road Revenue Bonds, Subordinate Lien Unlimited Tax Tender Options Bond Trust 2015-XF2184, 13.017%, 8/15/28 – AGM Insured (IF) (5)	No Opt. Call	AAA	7,706,906
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A:
1,195	0.000%, 11/15/41 – AGM Insured	11/31 at 62.66	A2	425,301
2,390	0.000%, 11/15/42 – AGM Insured	11/31 at 59.73	A2	809,684
2,660	0.000%, 11/15/43 – AGM Insured	11/31 at 56.93	A2	854,046
7,260	0.000%, 11/15/44 – AGM Insured	11/31 at 54.25	A2	2,224,464
10,440	0.000%, 11/15/45 – AGM Insured	11/31 at 51.48	A2	3,030,732
7,165	0.000%, 11/15/49 – AGM Insured	11/31 at 41.91	A2	1,683,560
3,000	0.000%, 11/15/52 – AGM Insured	11/31 at 35.81	A2	598,350
3,885	Houston Independent School District Public Facility Corporation, Harris County, Texas, Lease Revenue Bonds, Cesar E. Chavez High School, Series 1998A, 0.000%, 9/15/19 – AMBAC Insured	No Opt. Call	AA	3,713,128
4,930	Houston, Texas, Airport System Revenue Bonds, Refunding Senior Lien Series 2009A, 5.500%, 7/01/39	7/18 at 100.00	AA–	5,284,664
5,500	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2007B, 5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	A3	5,649,270
990	Houston, Texas, Airport System Revenue Bonds, Subordinate Lien Series 2000B, 5.450%, 7/01/24 – AGM Insured	No Opt. Call	A	1,191,673
2,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2011A, 5.250%, 11/15/30	No Opt. Call	AA	2,311,240
6,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2011D, 5.000%, 11/15/40	11/21 at 100.00	AA	6,934,980
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
1,495	0.000%, 9/01/23 – AGM Insured	No Opt. Call	A2	1,255,471
10,850	0.000%, 9/01/25 – AMBAC Insured	No Opt. Call	A–	8,522,892
1,715	0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A–	1,004,836
4,550	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2012B, 5.000%, 7/01/31	7/22 at 100.00	A	5,248,698
2,870	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/46	8/21 at 100.00	A	3,257,766
3,035	Irving Independent School District, Dallas County, Texas, General Obligation Bonds, Refunding Series 2015A, 0.000%, 2/15/17	No Opt. Call	AAA	3,028,718
2,340	Laredo, Webb County, Texas, Waterworks and Sewer System Revenue Bonds, Series 2011, 5.000%, 3/01/41 – AGM Insured	3/21 at 100.00	A1	2,661,586
	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Refunding Series 2015A:
2,725	5.000%, 8/15/40	8/25 at 100.00	AAA	3,207,679
4,000	4.000%, 8/15/41	8/25 at 100.00	AAA	4,326,160

NUVEEN	103

NEA	Nuveen AMT-Free Quality Municipal Income Fund
(formerly Nuveen AMT-Free Municipal Income Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008:
$195	0.000%, 8/15/39	8/17 at 27.35	AAA	$52,732
780	0.000%, 8/15/41	8/17 at 24.20	AAA	186,420
	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008:
4,805	0.000%, 8/15/39 (Pre-refunded 8/15/17)	8/17 at 27.35	N/R (4)	1,302,732
19,020	0.000%, 8/15/41 (Pre-refunded 8/15/17)	8/17 at 24.20	N/R (4)	4,562,137
3,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB	3,348,420
3,305	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/45	5/25 at 100.00	A	3,810,401
6,500	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2016, 5.000%, 5/15/46	5/26 at 100.00	A	7,559,695
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
1,780	5.750%, 12/01/33	12/25 at 100.00	Ba2	2,038,581
1,800	6.125%, 12/01/38	12/25 at 100.00	Ba2	2,070,360
850	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Methodist Retirement Communities Crestview Project, Series 2016, 5.000%, 11/15/31	11/24 at 102.00	BB+	954,389
4,290	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 – AGM Insured	12/21 at 100.00	A2	4,804,714
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C:
1,880	0.000%, 9/01/43 (7)	9/31 at 100.00	AA–	1,967,627
7,990	0.000%, 9/01/45 (7)	9/31 at 100.00	AA–	9,078,877
4,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation Series 2008I, 6.500%, 1/01/43	1/25 at 100.00	A	5,110,520
2,125	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D, 0.000%, 1/01/28 – AGC Insured	No Opt. Call	A1	1,499,761
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B:
10,260	5.000%, 1/01/40	1/23 at 100.00	A	11,754,985
12,205	5.000%, 1/01/45	1/25 at 100.00	A	14,094,822
2,455	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2016A, 5.000%, 1/01/27	1/24 at 100.00	A	2,948,038
3,380	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2008F, 5.750%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	A- (4)	3,573,235
	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A:
6,285	5.000%, 1/01/33	1/25 at 100.00	A–	7,322,842
4,410	5.000%, 1/01/34	1/25 at 100.00	A–	5,120,716
4,000	5.000%, 1/01/35	1/25 at 100.00	A–	4,631,960
7,630	Northwest Independent School District, Denton County, Texas, General Obligation Bonds, Series 2007, 5.000%, 2/15/32 (Pre-refunded 2/15/17)	2/17 at 100.00	Aaa	7,725,222
2,250	Red River Education Finance Corporation, Texas, Higher Education Revenue Bonds, Saint Edward’s University Project, Series 2016, 4.000%, 6/01/36	6/26 at 100.00	Baa2	2,393,685
1,000	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28 (9)	1/17 at 100.00	N/R	34,470
3,170	Southwest Higher Education Authority Inc., Texas, Revenue Bonds, Southern Methodist University, Series 2010, 5.000%, 10/01/41	10/20 at 100.00	AA–	3,568,247
2,410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	AA–	2,726,481
3,480	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.500%, 9/01/43	9/23 at 100.00	A	3,991,769

104	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010:
$430	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	$500,150
5,350	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	AA– (4)	6,222,799
4,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2013A, 5.000%, 8/15/43	8/23 at 100.00	AA–	4,543,120
2,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 4.000%, 11/15/42	5/26 at 100.00	AA–	2,123,840
13,170	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Refunding Series 2007A, 5.000%, 2/15/36 (Pre-refunded 2/15/17)	2/17 at 100.00	AA (4)	13,333,571
7,100	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA	7,188,182
5,750	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007B, 5.000%, 11/15/47	11/17 at 100.00	AA	5,953,780
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
14,815	5.000%, 12/15/27	No Opt. Call	BBB	16,887,026
7,925	5.000%, 12/15/28	No Opt. Call	BBB	8,956,518
6,550	5.000%, 12/15/30	No Opt. Call	BBB	7,367,112
2,340	5.000%, 12/15/32	No Opt. Call	BBB	2,610,972
3,755	Texas State, General Obligation Bonds, Series 2008, Trust 3213, 12.613%, 4/01/33 (IF)	4/17 at 100.00	N/R	5,229,513
2,500	Texas State, General Obligation Bonds, Transportation Commission Highway Improvement Series 2012A, 5.000%, 4/01/31	No Opt. Call	AAA	2,937,925
17,760	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	20,128,296
7,345	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B, 5.000%, 8/15/37	8/24 at 100.00	A–	8,451,818
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C:
3,650	5.000%, 8/15/33	8/24 at 100.00	BBB	4,200,018
18,400	5.000%, 8/15/37	8/24 at 100.00	BBB	21,020,712
32,105	5.000%, 8/15/42	8/24 at 100.00	BBB	36,391,017
4,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/25 – AMBAC Insured	No Opt. Call	A–	3,193,520
2,315	Wichita Falls Independent School District, Wichita County, Texas, General Obligation Bonds, Series 2007, 5.000%, 2/01/23 (Pre-refunded 2/01/17)	2/17 at 100.00	AAA	2,340,002
2,710	Wood County Central Hospital District, Texas, Revenue Bonds, East Texas Medical Center Quitman Project, Series 2011, 6.000%, 11/01/41	11/21 at 100.00	Ba1	2,950,241
	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, School Building Series 2010:
4,000	0.000%, 8/15/32	8/20 at 53.57	AAA	2,005,960
5,675	0.000%, 8/15/36	No Opt. Call	AAA	2,239,809
525,715	Total Texas			528,772,084
	Utah – 0.7% (0.5% of Total Investments)
5,760	Central Weber Sewer Improvement District, Utah, Sewer Revenue Bonds, Refunding Series 2010A, 5.000%, 3/01/33 – AGC Insured	3/20 at 100.00	AA	6,363,821
12,335	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	13,337,095
2,000	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 6/15/25 – NPFG Insured	No Opt. Call	A1	1,347,520
4,255	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A, 5.250%, 6/15/38 (Pre-refunded 6/15/18)	6/18 at 100.00	Aa2 (4)	4,557,403
4,250	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A, 5.000%, 6/15/36 (Pre-refunded 6/15/18) – AGM Insured	6/18 at 100.00	Aa2 (4)	4,534,963
28,600	Total Utah			30,140,802

NUVEEN	105

NEA	Nuveen AMT-Free Quality Municipal Income Fund
(formerly Nuveen AMT-Free Municipal Income Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Vermont – 0.4% (0.3% of Total Investments)
$5,000	University of Vermont and State Agricultural College, Revenue Bonds, Refunding Series 2007, 5.000%, 10/01/43 – AGM Insured	10/17 at 100.00	Aa3	$5,178,150
	University of Vermont and State Agricultural College, Revenue Bonds, Refunding Series 2015:
1,000	4.000%, 10/01/40	10/25 at 100.00	A+	1,071,240
10,000	5.000%, 10/01/45	10/25 at 100.00	A+	11,512,100
16,000	Total Vermont			17,761,490
	Virginia – 1.7% (1.1% of Total Investments)
430	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B, 0.000%, 7/15/40 (7)	7/28 at 100.00	BBB	345,578
1,800	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	No Opt. Call	A–	2,064,942
18,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 0.000%, 10/01/44 (7)	10/28 at 100.00	BBB+	21,222,360
32,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009C, 6.500%, 10/01/41 – AGC Insured	10/26 at 100.00	A3	43,821,760
245	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38	7/20 at 100.00	A1	267,312
5	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	A1 (4)	5,708
52,480	Total Virginia			67,727,660
	Washington – 3.9% (2.5% of Total Investments)
12,235	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island Hydro-Electric System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/26 – NPFG Insured	No Opt. Call	Aa3	9,555,780
970	Cowlitz County, Washington, Special Sewerage Revenue Refunding Bonds, CSOB Wastewater Treatment Facilities, Series 2002, 5.500%, 11/01/16 – FGIC Insured	No Opt. Call	A1	970,281
2,575	King County Public Hospital District 1, Washington, General Obligation Bonds, Refunding Limited Tax Series 2008A, 5.000%, 12/01/37 – AGC Insured	No Opt. Call	A2	2,722,908
15,000	King County, Washington, Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 1/01/52	1/22 at 100.00	Aa2	16,935,900
3,000	King County, Washington, Sewer Revenue Bonds, Series 2007, 5.000%, 1/01/42 (Pre-refunded 7/01/17) – AGM Insured	7/17 at 100.00	Aa2 (4)	3,086,340
5,000	King County, Washington, Sewer Revenue Bonds, Series 2008, Tender Option Bond Trust 2016-XG0012, 12.289%, 1/01/31 – AGM Insured (IF) (5)	1/17 at 100.00	Aa2	5,107,500
2,500	King County, Washington, Sewer Revenue Bonds, Series 2009, 5.250%, 1/01/42 (Pre-refunded 1/01/19)	1/19 at 100.00	Aa2 (4)	2,730,800
3,000	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015A, 5.000%, 4/01/40	10/24 at 100.00	A+	3,474,900
1,250	Seattle Housing Authority, Washington, Pooled Housing Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/44	12/23 at 100.00	AA	1,332,750
3,910	Seattle, Washington, Municipal Light and Power Revenue Bonds, Series 2015A, 5.000%, 5/01/17	No Opt. Call	AA	3,994,769
12,515	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds, Series 2013A, 5.000%, 12/01/38	6/23 at 100.00	A2	13,787,775
5,000	University of Washington, General Revenue Bonds, Refunding Series 2007, 5.000%, 6/01/37 (Pre-refunded 6/01/17) – AMBAC Insured	6/17 at 100.00	AA+ (4)	5,125,950
8,310	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A3	9,266,730
4,415	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.500%, 12/01/39 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	5,186,610
	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2012A:
4,000	5.000%, 10/01/32	10/22 at 100.00	AA–	4,603,720
10,000	4.250%, 10/01/40	10/22 at 100.00	AA–	10,633,800

106	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$3,135	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Refunding Series 2012B, 5.000%, 10/01/30	10/22 at 100.00	Aa2	$3,626,976
8,230	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	Aa2	9,350,103
7,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33 (Pre-refunded 7/01/19)	7/19 at 100.00	A3 (4)	7,925,540
8,000	Washington State Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Series 2008A, 5.250%, 8/15/34 (Pre-refunded 8/15/18) – AGM Insured	8/18 at 100.00	Aa3 (4)	8,623,520
1,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32 (Pre-refunded 12/04/17)	12/17 at 100.00	N/R (4)	1,052,350
500	Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Project, Refunding Series 2016A, 5.000%, 1/01/46	1/25 at 102.00	BB+	556,370
1,500	Washington State, General Obligation Bonds, Various Purpose Series 2017A, 5.000%, 8/01/40	8/26 at 100.00	AA+	1,779,810
3,000	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Refunding Series 2009R-2010C, 5.000%, 1/01/17	No Opt. Call	AA+	3,022,140
4,065	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008D, 5.000%, 1/01/33 (Pre-refunded 1/01/18)	1/18 at 100.00	AA+ (4)	4,264,022
9,000	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003C, 0.000%, 6/01/28 – FGIC Insured	No Opt. Call	AA+	6,965,820
10,855	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/20 – FGIC Insured	No Opt. Call	AA+	10,420,257
149,965	Total Washington			156,103,421
	West Virginia – 0.6% (0.4% of Total Investments)
	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding & Improvement Series 2013A:
3,000	5.375%, 6/01/38	6/23 at 100.00	A	3,474,120
16,845	5.500%, 6/01/44	6/23 at 100.00	A	19,523,355
3,000	West Virginia State Building Commission, Lease Revenue Refunding Bonds, Regional Jail and Corrections Facility, Series 1998A, 5.375%, 7/01/21 – AMBAC Insured	No Opt. Call	N/R	3,364,230
22,845	Total West Virginia			26,361,705
	Wisconsin – 2.1% (1.3% of Total Investments)
4,100	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A, 5.000%, 4/01/38	4/23 at 100.00	A+	4,672,811
12,725	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2016A, 4.000%, 11/15/46	5/26 at 100.00	Aa2	13,427,420
1,240	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39	4/20 at 100.00	A2	1,372,271
6,775	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/25	7/21 at 100.00	A2	7,747,348
2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2013A, 5.125%, 4/15/31	4/23 at 100.00	A2	2,840,275
1,015	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health Inc. Obligated Group, Series 2012A, 5.000%, 4/01/42	10/22 at 100.00	AA–	1,128,934
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	1,126,670
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B:
1,000	5.000%, 2/15/27	2/22 at 100.00	A–	1,150,170
1,000	5.000%, 2/15/28	2/22 at 100.00	A–	1,145,100
4,735	5.000%, 2/15/40	2/22 at 100.00	A–	5,227,677
15,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2016A, 5.000%, 2/15/42	2/26 at 100.00	A–	16,726,350

NUVEEN	107

NEA	Nuveen AMT-Free Quality Municipal Income Fund
(formerly Nuveen AMT-Free Municipal Income Fund)
	Portfolio of Investments (continued)	October 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$4,360	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	6/22 at 100.00	A3	$4,829,921
1,660	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	Aa3	1,816,555
2,650	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)	8/22 at 100.00	AA (4)	3,203,081
10,070	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.750%, 5/01/33	5/19 at 100.00	AA–	11,174,981
5,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.250%, 5/01/37 (Pre-refunded 5/01/19)	5/19 at 100.00	AA– (4)	5,651,200
74,830	Total Wisconsin			83,240,764
	Wyoming – 0.5% (0.3% of Total Investments)
4,080	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A3	4,526,147
9,625	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding Series 2013A, 5.000%, 9/01/37	9/23 at 100.00	BBB–	10,425,319
	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
2,000	5.500%, 12/01/27	12/21 at 100.00	BBB+	2,282,720
1,000	6.000%, 12/01/36	12/21 at 100.00	BBB+	1,143,220
16,705	Total Wyoming			18,377,406
$6,380,569	Total Municipal Bonds (cost $5,522,775,274)			6,113,898,065

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$1,126	Las Vegas Monorail Company, Senior Interest Bonds, PIK, (10), (11)	5.500%	7/15/19	N/R	$686,633
299	Las Vegas Monorail Company, Senior Interest Bonds, (10), (11)	5.500%	7/15/55	N/R	149,442
$1,425	Total Corporate Bonds (cost $127,784)				836,075

Shares	Description (1)				Value
	COMMON STOCKS – 0.1% (0.0% of Total Investments)
	Airlines – 0.1% (0.0% of Total Investments)
53,589	American Airlines Group Inc., (12)				$2,175,713
	Total Common Stocks (cost $1,552,724)				2,175,713
	Total Long-Term Investments (cost $5,524,455,782)				$6,116,909,853

108	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 2.0% (1.3% of Total Investments)
	MUNICIPAL BONDS – 2.0% (1.3% of Total Investments)
	Arizona – 0.1% (0.1% of Total Investments)
$5,000	Phoenix Industrial Development Authority, Arizona, Health Care Facilities Revenue Bonds, Mayo Clinic, Variable Rate Demand Obligations, Series 2014B, 0.450%, 11/15/52 (13)	1/17 at 100.00	A-1+	$5,000,000
	California – 0.9% (0.6% of Total Investments)
5,520	Burbank Unified School District, Los Angeles County, California, General Obligation Bonds, Tender Option Bond Floater 2016-XF2292, Variable Rate Demand Obligations, 0.790%, 8/01/31, 144A (13)	8/23 at 100.00	A-1	5,520,000
25,550	Elsinore Valley Municipal Water District, California, Certificates of Participation, Tender Option Bond Floater 2007-0069, Variable Rate Demand Obligations, 0.090%, 7/01/34, 144A (13)	7/17 at 100.00	Aa2	25,550,000
5,500	Los Rios Community College District, Sacramento, El Dorado and Yolo Counties, California, General Obligation Bonds, Tender Option Bond Floaters 11953X, Variable Rate Demand Obligations, 0.670%, 8/01/35 (13)	8/20 at 100.00	A-1	5,500,000
36,570	Total California			36,570,000
	Illinois – 0.1% (0.1% of Total Investments)
4,200	Peoria County, Illinois, General Obligation Bonds, Alternate Revenue Source, Tender Option Bond Trust R-14004, Variable Rate Demand Obligations, 0.720%, 12/15/41 (13)	12/20 at 100.00	A-1	4,200,000
	Louisiana – 0.3% (0.2% of Total Investments)
12,440	East Baton Rouge Parish, Louisiana, Pollution Control Revenue Bonds, Exxon Project, Series 1989 Variable Rate Demand Obligation Refunding, 0.430%, 11/01/19 (13)	1/17 at 100.00	A-1+	12,440,000
	Minnesota – 0.1% (0.0% of Total Investments)
3,000	Minneapolis-St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Allina Health System, Series 2007C1, Variable Rate Demand Obligations, 0.570%, 11/15/34 (13)	1/17 at 100.00	A-1+	3,000,000
	Missouri – 0.1% (0.1% of Total Investments)
5,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2000B, Variable Rate Demand Obligations, 0.470%, 3/01/40 (13)	4/17 at 100.00	A-1	5,000,000
	New York – 0.3% (0.2% of Total Investments)
10,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 2005B-2, Variable Rate Demand Obligations, 0.440%, 1/01/32 (13)	1/17 at 100.00	A-1+	10,000,000
	Ohio – 0.1% (0.0% of Total Investments)
3,000	Ohio State, General Obligation Bonds, Higher Education, Series 2015C, 2.000%, 11/01/16	No Opt. Call	AA+	3,000,000
$79,210	Total Short-Term Investments (cost $79,210,000)			79,210,000
	Total Investments (cost $5,603,665,782) – 153.5%			6,196,119,853
	Floating Rate Obligations – (3.7)%			(150,224,000)
	Variable Rate Demand Preferred Shares, at Liquidation Preference – (32.0)% (14)			(1,290,300,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference – (19.1)% (15)			(773,000,000)
	Other Assets Less Liabilities – 1.3% (16)			54,597,178
	Net Assets Applicable to Common Shares – 100%			$4,037,193,031

NUVEEN	109

NEA	Nuveen AMT-Free Quality Municipal Income Fund
(formerly Nuveen AMT-Free Municipal Income Fund)
	Portfolio of Investments (continued)	October 31, 2016

Investments in Derivatives as of October 31, 2016

Interest Rate Swaps

		Fund			Fixed Rate		Optional		Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Effective	Termination	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date (16)	Date	Date	(Depreciation)
JPMorgan Chase	$150,800,000	Receive	Weekly USD-SIFMA	1.544%	Quarterly	4/13/17	5/14/17	4/13/27	$(2,769,451)
Bank, N.A.
JPMorgan Chase	25,400,000	Receive	Weekly USD-SIFMA	1.255	Quarterly	7/31/17	8/31/17	7/31/28	444,637
Bank, N.A.
	$176,200,000								$(2,324,814)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the ratings of such securities.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(6)	The coupon for this security increased 0.25% effective January 1, 2016 and increased an additional 0.25% effective May 11, 2016.
(7)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(8)	On May 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.250% to 2.100%.
(9)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(10)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.
(11)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.
(12)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120– day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.
(13)	Investment has a maturity of greater than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(14)	Variable Rate Demand Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 20.8%.
(15)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 12.5%.
(16)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
(17)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
USD-SIFMA	United States Dollar-Securities Industry and Financial Market Association.
PIK	All or a portion of this security is payment-in-kind.

See accompanying notes to financial statements.

110	NUVEEN

Statement of
	Assets and Liabilities	October 31, 2016

			AMT-Free
	Quality		Quality
	Income		Income
	(NAD	)	(NEA	)
Assets
Long-term investments, at value (cost $4,360,011,787 and $5,524,455,782, respectively)	$4,797,026,422		$6,116,909,853
Short-term investments, at value (cost approximates value)	132,080,000		79,210,000
Cash	6,440,883		—
Cash collateral at brokers(1)	1,356,720		—
Receivable for:
Dividends and interest	62,205,272		74,689,477
Investments sold	33,873,617		85,595,345
Deferred offering costs	3,119,273		8,403,019
Other assets	1,112,945		1,743,063
Total assets	5,037,215,132		6,366,550,757
Liabilities
Cash overdraft	—		6,987,599
Floating rate obligations	187,169,000		150,224,000
Unrealized depreciation on interest rate swaps, net	—		2,324,814
Payable for:
Dividends	14,434,582		17,868,792
Interest	1,326,710		1,124,865
Investments purchased	66,032,801		82,457,035
Offering Costs	184,670		255,000
Variation margin on swap contracts	33,674		—
Variable Rate MuniFund Term Preferred ("VMTP") Shares, at liquidation preference	952,500,000		773,000,000
Variable Rate Demand Preferred ("VRDP") Shares, at liquidation preference	632,000,000		1,290,300,000
Accrued expenses:
Management fees	2,380,631		2,958,142
Trustees Fees	676,224		889,356
Other	1,308,419		968,123
Total liabilities	1,858,046,711		2,329,357,726
Net assets applicable to common shares	$3,179,168,421		$4,037,193,031
Common shares outstanding	201,882,267		262,776,347
Net asset value ("NAV") per common share outstanding	$15.75		$15.36
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$2,018,823		$2,627,763
Paid-in surplus	2,779,314,762		3,514,802,222
Undistributed (Over-distribution of) net investment income	3,632,418		3,605,445
Accumulated net realized gain (loss)	(41,432,057)		(73,971,656)
Net unrealized appreciation (depreciation)	435,634,475		590,129,257
Net assets applicable to common shares	$3,179,168,421		$4,037,193,031
Authorized shares:
Common	Unlimited		Unlimited
Preferred	Unlimited		Unlimited

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.
See accompanying notes to financial statements.

NUVEEN	111

Statement of
	Operations	Year Ended October 31, 2016

		AMT-Free
	Quality	Quality
	Income	Income
	(NAD )	(NEA )
Investment Income	$63,824,421	$102,018,248
Expenses
Management fees	8,589,644	14,024,979
Interest expense and amortization of offering costs	7,910,546	7,942,615
Liquidity fees	759,915	4,081,566
Remarketing fees	87,778	472,456
Custodian fees	145,788	227,772
Trustees fees	37,333	61,401
Professional fees	62,719	130,311
Shareholder reporting expenses	162,153	237,430
Shareholder servicing agent fees	49,340	81,273
Stock exchange listing fees	12,604	25,300
Investor relations expenses	135,312	220,142
Reorganization expenses	470,000	780,014
Other	94,002	124,499
Total expenses	18,517,134	28,409,758
Net investment income (loss)	45,307,287	73,608,490
Realized and Unrealized Gain(Loss)
Net realized gain (loss) from:
Investments	(11,413,917)	1,687,966
Swaps	—	(10,768,831)
Change in net unrealized appreciation (depreciation) of:
Investments	(47,355,106)	(33,319,919)
Swaps	(1,380,160)	4,531,818
Net realized and unrealized gain (loss)	(60,149,183)	(37,868,966)
Net increase (decrease) in net assets applicable to common shares from operations	$(14,841,896)	$35,739,524
See accompanying notes to financial statements.

112	NUVEEN

Statement of
Changes in Net Assets

	Quality		AMT-Free Quality
	Income (NAD)		Income (NEA)
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/16	10/31/15	10/31/16	10/31/15
Operations
Net investment income (loss)	$45,307,287	$32,950,875	$73,608,490	$60,777,981
Net realized gain (loss) from:
Investments	(11,413,917)	(450,462)	1,687,966	362,768
Swaps	—	—	(10,768,831)	(13,704,565)
Change in net unrealized appreciation (depreciation) of:
Investments	(47,355,106)	(5,996,275)	(33,319,919)	(11,167,229)
Swaps	(1,380,160)	—	4,531,818	2,465,401
Net increase (decrease) in net assets applicable to common shares from operations	(14,841,896)	26,504,138	35,739,524	38,734,356
Distributions to Common Shareholders
From net investment income	(53,330,854)	(34,348,941)	(80,907,076)	(62,996,011)
Decrease in net assets applicable to common shares from distributions to common shareholders	(53,330,854)	(34,348,941)	(80,907,076)	(62,996,011)
Capital Share Transactions
Common shares issued in the Reorganizations	2,640,733,876	—	2,913,513,674	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	2,640,733,876	—	2,913,513,674	—
Net increase (decrease) in net assets applicable to common shares	2,572,561,126	(7,844,803)	2,868,346,122	(24,261,655)
Net assets applicable to common shares at the beginning of period	606,607,295	614,452,098	1,168,846,909	1,193,108,564
Net assets applicable to common shares at the end of period	$3,179,168,421	$606,607,295	$4,037,193,031	$1,168,846,909
Undistributed (Over-distribution of) net investment income at the end of period	$3,632,418	$4,903,386	$3,605,445	$1,728,735
See accompanying notes to financial statements.

NUVEEN	113

Statement of
	Cash Flows	Year Ended October 31, 2016

		AMT-Free
	Quality	Quality
	Income	Income
	(NAD )	(NEA )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(14,841,896)	$35,739,524
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(346,766,757)	(545,069,822)
Proceeds from sales and maturities of investments	186,374,549	314,477,420
Proceeds from (Purchases of) short-term investments, net	(121,718,073)	2,176,792
Proceeds from (Payments for) swap contracts, net	—	(10,768,831)
Taxes paid	(217)	(1,619)
Amortization (Accretion) of premiums and discounts, net	(5,467,763)	(2,089,919)
Amortization of deferred offering costs	496,818	378,035
(Increase) Decrease in:
Cash collateral at brokers	(1,356,720)	—
Receivable for interest	(11,368,786)	(11,627,203)
Receivable for investments sold	(1,489,712)	(25,365,345)
Other assets	(180,452)	(276,366)
Increase (Decrease) in:
Payable for interest	1,109,119	1,001,981
Payable for investments purchased	61,239,257	51,836,293
Payable for variation margin on futures contracts	33,674	—
Accrued management fees	1,928,582	2,084,766
Accrued Trustees fees	547,424	648,155
Accrued other expenses	(2,088,065)	(2,374,717)
Net realized (gain) loss from:
Investments	11,413,917	(1,687,966)
Swaps	—	10,768,831
Change in net unrealized (appreciation) depreciation of:
Investments	47,355,106	33,319,919
Swaps(1)	—	(4,531,818)
Net cash provided by (used in) operating activities	(194,779,995)	(151,361,890)
Cash Flows from Financing Activities:
(Payments for) deferred offering costs	(420,000)	(500,000)
Proceeds from VMTP Shares issued, at liquidation preference	237,000,000	87,000,000
Proceeds from VRDP Shares issued, at liquidation preference	—	100,000,000
Increase (Decrease) in:
Cash overdraft	—	6,987,599
Floating rate obligations	(18,180,000)	(7,515,000)
Payable for offering costs	184,670	255,000
Cash distribution paid to common shareholders	(41,619,428)	(67,771,619)
Net cash provided by (used in) financing activities	176,965,242	118,455,980
Net Increase (Decrease) in Cash	(17,814,753)	(32,905,910)
Cash at the beginning of period	9,913,247	15,114,845
Cash acquired in connection with the Reorganizations	14,342,389	17,791,065
Cash at the end of period	$6,440,883	$—

Supplemental Disclosure of Cash Flow Information(2)
Cash paid for interest on borrowings (excluding amortization of offering costs)	$6,267,048	$6,535,051

(1)	Excluding over-the-counter cleared swaps.
(2)
See Notes to Financial Statements, Note 1–General Information and Significant Accounting Policies, Fund Reorganizations for more information of the non-cash activities related to Quality Income's (NAD) and AMT-Free Income's (NEA) Reorganizations.

See accompanying notes to financial statements.

114	NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK

NUVEEN	115

Financial
Highlights
Selected data for a common share outstanding throughout each period:

		Investment Operations				Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Ending NAV	Ending Share Price
Quality Income (NAD)
Year Ended 10/31:
2016	$15.44	$0.71		$0.45	$1.16	$(0.85)	$—	$(0.85)	$15.75	$14.19
2015	15.64	0.84		(0.17)	0.67	(0.87)	—	(0.87)	15.44	14.05
2014	14.42	0.87		1.25	2.12	(0.90)	—	(0.90)	15.64	14.16
2013	16.05	0.81		(1.56)	(0.75)	(0.88)	—	(0.88)	14.42	12.92
2012	14.39	0.86		1.76	2.62	(0.92)	(0.04)	(0.96)	16.05	15.76

AMT-Free Quality Income (NEA)
Year Ended 10/31:
2016	14.82	0.72		0.58	1.30	(0.76)	—	(0.76)	15.36	13.75
2015	15.13	0.77		(0.28)	0.49	(0.80)	—	(0.80)	14.82	13.26
2014	13.73	0.79		1.43	2.22	(0.82)	—	(0.82)	15.13	13.75
2013	15.49	0.72		(1.66)	(0.94)	(0.82)	—	(0.82)	13.73	12.37
2012	14.70	0.78		0.85	1.63	(0.84)	—	(0.84)	15.49	15.80

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

116	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)
Based on NAV (a)	Based on Share Price (a)	Ending Net Assets (000)	Expenses	(c)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(d)

7.54%	6.88%	$3,179,168	1.90%		4.64%		11%
4.43	5.57	606,607	1.41		5.41		15
15.19	17.10	614,452	1.73		5.82		9
(4.87)	(12.81)	566,487	1.99		5.21		11
18.67	22.59	630,515	2.04		5.55		12

8.84	9.33	4,037,193	1.77		4.59		12
3.38	2.30	1,168,847	1.46		5.16		18
16.58	18.31	1,193,109	1.60		5.48		13
(6.25)	(16.89)	1,083,339	1.97		5.14		26
11.32	20.64	344,487	2.13		5.13		26

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), and the interest expense and fees paid on borrowings (as described in Note 8 – Borrowing Arrangements), where applicable, as follows:

Quality Income (NAD)
Year Ended 10/31:
2016	0.90%
2015	0.47
2014	0.75
2013	1.03
2012	1.03

AMT-Free Quality Income (NEA)
Year Ended 10/31:
2016	0.78%
2015	0.50
2014	0.61
2013	0.87
2012	1.07

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

NUVEEN	117

Financial Highlights (continued)

	MTP Shares at the End of Period(a)		VMTP Shares at the End of Period		VRDP Shares at the End of Period		MTP, VMTP and/or VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
Quality Income (NAD)
Year Ended 10/31:
2016	$—	$—	$952,500	$300,642	$632,000	$300,642	$3.01
2015	—	—	265,000	328,908	—	—	—
2014	—	—	265,000	331,869	—	—	—
2013	144,300	31.40	120,400	314,011	—	—	3.14
2012	144,300	33.82	120,400	338,200	—	—	3.38

AMT-Free Quality Income (NEA)
Year Ended 10/31:
2016	—	—	773,000	295,667	1,290,300	295,667	2.96
2015	—	—	151,000	333,349	349,900	333,349	3.33
2014	—	—	151,000	338,193	349,900	338,193	3.38
2013	83,000	31.65	67,600	316,451	349,900	316,451	3.16
2012	83,000	32.87	67,600	328,743	—	—	3.29

(a)	The Ending and Average Market Value Per Share for each Series of the Fund's MTP Shares outstanding were as follows:

	2014		2013	2012	2011
Quality Income (NAD)
Series 2015 (NAD PRC)
Ending Market Value per Share	$—		$10.06	$10.10	$10.06
Average Market Value per Share	10.04	^	10.08	10.09	10.05

AMT-Free Income (NEA)
Series 2015 (NEA PRCCL)
Ending Market Value per Share	$—		$10.07	$10.16	$10.14
Average Market Value per Share	10.05	^	10.10	10.14	10.08

^	For the period November 1, 2013 through December 20, 2013.

118	NUVEEN

Notes to Financial Statements
1. General Information and Significant Accounting Policies
General Information
Fund Information
 The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):

•	Nuveen Quality Municipal Income Fund (NAD) ("Quality Income (NAD)")
•	Nuveen AMT-Free Quality Municipal Income Fund (NEA) ("AMT-Free Quality Income (NEA)")
The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies. Quality Income (NAD) and AMT-Free Quality Income (NEA) were organized as Massachusetts business trusts on January 15, 1999 and July 29, 2002, respectively.
The end of the reporting period for the Funds is October 31, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2016 (the "current fiscal period").
Effective September 12, 2016, in conjunction with their reorganizations, Quality Income (NAD) changed its name from Nuveen Dividend Advantage Municipal Fund and AMT-Free Quality Income (NEA) changed its name from Nuveen AMT-Free Municipal Income Fund.
Investment Adviser
 The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). Nuveen is an operating division of TIAA Global Asset Management. The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
 Each Fund seeks to provide current income exempt from regular federal income tax, and in the case of AMT-Free Quality Income (NEA) the alternative minimum tax ("AMT") applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.
Effective February 5, 2016, Quality Income (NAD) and AMT-Free Quality Income (NEA) changed their investment policy to allow each Fund to invest 35% (previously 20%) of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in securities rated BBB and below. In addition, effective August 5, 2016, Quality Income (NAD) has added an investment policy to limit the amount of securities subject to AMT to no more than 20% of the Fund's managed assets.
Fund Reorganizations
 Effective prior to the opening of business on September 12, 2016, certain funds were reorganized into the two, larger-national Funds included in this report (each a "Reorganization" and collectively, the "Reorganizations") as follows:

Target Funds	Acquiring Fund
Nuveen Premier Municipal Income Fund, Inc. (NPF)	Quality Income (NAD)
("Premier Income (NPF)")
Nuveen Premium Income Municipal Fund, Inc. (NPI)
("Premium Income (NPI)")
Nuveen Investment Quality Municipal Fund, Inc. (NQM)
("Investment Quality (NQM)")
Nuveen Select Quality Municipal Fund, Inc. (NQS)
("Select Quality (NQS)")

NUVEEN	119

Notes to Financial Statements (continued)

Target Funds	Acquiring Fund
Nuveen Municipal Market Opportunity Fund, Inc. (NMO)	AMT-Free Quality Income (NEA)
("Market Opportunity (NMO)")
Nuveen Premium Income Municipal Fund 2, Inc. (NPM)
("Premium Income 2 (NPM)")
Nuveen Performance Plus Municipal Fund, Inc. (NPP)
("Performance Plus (NPP)")
For accounting and performance reporting purposes, the Acquiring Fund is the survivor.
Upon the closing of each Reorganization, the Target Funds transferred their assets to the Acquiring Funds in exchange for common and preferred shares of the Acquiring Funds and the assumption by the Acquiring Funds of the liabilities of the Target Funds. The Target Funds were then liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Target Funds became shareholders of the Acquiring Funds. Holders of common shares of the Target Funds received newly issued common shares of the Acquiring Funds, the aggregate net asset value ("NAV") of which is equal to the aggregate NAV of the common shares of the Target Funds held immediately prior to the Reorganizations (including for this purpose fractional Acquiring Funds shares to which shareholders were entitled). Holders of preferred shares of the Target Funds receive on a one-for-one basis newly issued preferred shares of the Acquiring Funds, in exchange for preferred shares of the Target Funds held immediately prior to the Reorganizations. Details of the Reorganizations are further described in Note 9 – Fund Reorganizations.
Significant Accounting Policies
 Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").
Investment Transactions
 Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds' outstanding when-issued/delayed delivery purchase commitments were as follows:

AMT-Free
	Quality		Quality
	Income		Income
	(NAD	)	(NEA	)
Outstanding when-issued/delayed delivery purchase commitments	$64,926,639		$68,172,277
Investment Income
 Dividend income is recorded on the ex-dividend date. Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.
Professional Fees
 Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.
Dividends and Distributions to Common Shareholders
 Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

120	NUVEEN

Indemnifications
 Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
 In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
 The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service ("pricing service") approved by the Funds' Board of Trustees (the "Board"). The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.
Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading

NUVEEN	121

Notes to Financial Statements (continued)
has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Quality Income (NAD)	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Municipal Bonds*	$—	$4,795,883,246	$—		$4,795,883,246
Corporate Bonds**	—	—	569,511	***	569,511
Investment Companies	573,665	—	—		573,665
Short-Term Investments:
Municipal Bonds*	—	132,080,000	—		132,080,000
Investments in Derivatives:
Interest Rate Swaps****	—	(1,380,160)	—		(1,380,160)
Total	$573,665	$4,926,583,086	$569,511		$4,927,726,262

AMT-Free Quality Income (NEA)
Long-Term Investments:
Municipal Bonds*	$—	$6,113,898,065	$—		$6,113,898,065
Corporate Bonds**	—	—	836,075	***	836,075
Common Stocks**	2,175,713	—	—		2,175,713
Short-Term Investments:
Municipal Bonds*	—	79,210,000	—		79,210,000
Investments in Derivatives:
Interest Rate Swaps****	—	(2,324,814)	—		(2,324,814)
Total	$2,175,713	$6,190,783,251	$836,075		$6,193,795,039

*	Refer to the Fund's Portfolio of Investments for state classifications.
**	Refer to the Fund's Portfolio of Investments for industry classifications.
***	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

122	NUVEEN

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
 Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an "Underlying Bond"), typically with a fixed interest rate, into a special purpose tender option bond ("TOB") trust (referred to as the "TOB Trust") created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as "Floaters") in face amounts equal to some fraction of the Underlying Bond's par amount or market value, and (b) an inverse floating rate certificate (referred to as an "Inverse Floater") that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider ("Liquidity Provider"), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond's downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond's value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the "Trustee") transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a "self-deposited Inverse Floater"). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an "externally-deposited Inverse Floater").
An investment in a self-deposited Inverse Floater is accounted for as a "financing" transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund's Portfolio of Investments as "(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund recognizing as liabilities, labeled "Floating rate obligations" on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in "Investment Income" the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust's borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund's Portfolio of Investments as "(IF) – Inverse floating rate investment." For an externally-deposited Inverse Floater, a Fund's Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in "Investment Income" only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund's TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

			AMT-Free
	Quality		Quality
	Income		Income
Floating Rate Obligations Outstanding	(NAD	)	(NEA	)
Floating rate obligations: self-deposited Inverse Floaters	$187,169,000		$150,224,000
Floating rate obligations: externally-deposited Inverse Floaters	142,484,000		193,821,000
Total	$329,653,000		$344,045,000

NUVEEN	123

Notes to Financial Statements (continued)
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

			AMT-Free
	Quality		Quality
	Income		Income
Self-Deposited Inverse Floaters	(NAD	)	(NEA	)
Average floating rate obligations outstanding	$177,711,063		$144,722,060
Average annual interest rate and fees	0.91%		0.91%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust's outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of "Floating rate obligations" on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, Quality Income (NAD) and AMT-Free Quality Income (NEA) had outstanding borrowings under such liquidity facilities in the amount of $3,938,228 and $3,933,218, respectively, which are recognized as a component of "Floating rate obligations" on the Statement of Assets and Liabilities.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse arrangement" or "credit recovery swap") (TOB Trusts involving such agreements are referred to herein as "Recourse Trusts"), under which a Fund agrees to reimburse the Liquidity Provider for the Trust's Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

			AMT-Free
	Quality		Quality
	Income		Income
Floating Rate Obligations — Recourse Trusts	(NAD	)	(NEA	)
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$104,414,000		$91,764,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	70,954,000		109,011,000
Total	$175,368,000		$200,775,000
Zero Coupon Securities
 A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

124	NUVEEN

Investments in Derivatives
 In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Interest Rate Swap Contracts
 Interest rate swap contracts involve a Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date").
The amount of the payment obligation is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.
Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. For an over-the-counter ("OTC") swap that is not cleared through a clearing house ("OTC Uncleared"), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)."
Upon the execution of an OTC swap cleared through a clearing house ("OTC Cleared"), the Fund is obligated to deposit cash or eligible securities, also known as "initial margin," into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of "Cash collateral at brokers" on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day's "mark-to-market" of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund's account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund's account with an amount equal to the depreciation. These daily cash settlements are also known as "variation margin." Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for "Variation margin on swap contracts" on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)" as described in the preceding paragraph.
The net amount of periodic payments settled in cash are recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of swaps" on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as "Interest rate swaps premiums paid and/or received" on the Statement of Assets and Liabilities.
During the current fiscal period, each Fund used forward interest rate swap contracts to help reduce the price volatility risk to movements in U.S. interest rates relative to the Funds' benchmark.
The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

AMT-Free
	Quality		Quality
	Income		Income
	(NAD	)	(NEA	)
Average notional amount of interest rate swap contracts outstanding*	$3,120,000		$146,120,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

NUVEEN	125

Notes to Financial Statements (continued)
The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying	Derivative
Risk Exposure	Instrument	Location	Value	Location	Value
Quality Income (NAD)
Interest rate	Swaps	—	$—	Cash collateral at brokers
	(OTC Cleared)			and Payable for
				variation margin
				on swap contracts**	$(1,380,160)

AMT-Free Quality Income (NEA)
Interest rate	Swaps			Unrealized depreciation on interest
	(OTC Uncleared)	—	$—	rate swaps, net	$444,637
Interest rate	Swaps			Unrealized depreciation on interest
	(OTC Uncleared)	—	—	rate swaps, net	(2,769,451)
Total			$—		$(2,324,814)

**	Value represents the unrealized appreciation (depreciation) of swaps as reported in the Fund's Portfolio of Investments and not the asset and/or liability amount as described in the table above.
The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of end of the reporting period.

Gross Amounts Not Offset
on the Statement of
Assets and Liabilities
		Gross		Gross		Amounts	Net Unrealized
		Unrealized		Unrealized		Netted on	Appreciation			Collateral
		Appreciation on		(Depreciation) on		Statements of	(Depreciation) on			Pledged
		Interest		Interest		Assets and	Interest	Financial		to (from	)	Net
Fund	Counterparty	Rate Swaps	***	Rate Swaps	***	Liabilities	Rate Swaps	Instruments	****	Counterparty		Exposure
AMT-Free Quality Income (NEA)	JPMorgan Chase	$444,637		$(2,769,451)		$444,637	$(2,324,814)	$2,013,557		$311,257		$—
Bank, N.A.

***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.
****	Represents inverse floating rate securities available for offset.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

			Net Realized	Change in Net Unrealized
	Underlying	Derivative	Gain (Loss) from	Appreciation (Depreciation) of
Fund	Risk Exposure	Instrument	Swaps	Swaps
Quality Income (NAD)	Interest Rate	Swaps	$—	$(1,380,160)
AMT-Free Quality Income (NEA)	Interest Rate	Swaps	(10,768,831)	4,531,818
Market and Counterparty Credit Risk
 In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of

126	NUVEEN

any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Common Share Transactions
 Transactions in common shares for the Funds during the Funds' current and prior fiscal period, where applicable, were as follows:

AMT-Free
	Quality Income (NAD)		Quality Income (NEA)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/16	10/31/15	10/31/16	10/31/15
Common shares issued in the Reorganizations	162,585,915	—	183,893,286	—
Preferred Shares
Variable Rate MuniFund Term Preferred Shares
 The following Funds have issued and have outstanding Variable Rate MuniFund Term Preferred ("VMTP") Shares, with a $100,000 liquidation preference per share. VMTP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, VMTP Shares outstanding, at liquidation preference, for each Fund were as follows:

			Shares	Liquidation
Fund	Series		Outstanding	Preference
Quality Income (NAD)	2019-1		2,085	$208,500,000
	2019		3,370	337,000,000
	2018	*	4,070	407,000,000
AMT-Free Quality Income (NEA)	2019		2,380	238,000,000
	2018	*	5,350	535,000,000

*	Includes VMTP Shares issued in connection with the Reorganization.
During the current fiscal period, Quality Income (NAD) refinanced all of its outstanding Series 2016 and Series 2017 VMTP Shares with the issuance of new Series 2019 and Series 2019-1 VMTP Shares, respectively. In conjunction with each refinancing Quality Income (NAD) issued an additional $72,000,000 Series 2019 and $165,000,000 Series 2019-1 VMTP Shares at liquidation preference, respectively, to be invested in accordance with the Fund's investment policies.
During the current reporting period, AMT-Free Quality Income (NEA) refinanced all of its outstanding Series 2016 VMTP Shares with the issuance of new Series 2019 VMTP Shares. In conjunction with this refinancing AMT-Free Quality Income (NEA) issued an additional $87,000,000 Series 2019 VMTP Shares at liquidation preference, to be invested in accordance with the Fund's investment policies.
Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of each Fund, subject to payment of premium for approximately one year following the date of issuance ("Premium Expiration Date"), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. Each Fund may be obligated to redeem a certain amount of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for each Fund's VMTP Shares are as follows:

			Term	Premium
Fund	Series		Redemption Date	Expiration Date
Quality Income (NAD)	2019-1		October 1, 2019	September 30, 2017
	2019		August 1, 2019	June 30, 2017
	2018	*	December 1, 2018	May 31, 2016
AMT-Free Quality Income (NEA)	2019		June 1, 2019	May 31, 2017
	2018	*	December 1, 2018	May 31, 2016

*	Includes VMTP Shares issued in connection with the Reorganization.

NUVEEN	127

Notes to Financial Statements (continued)
The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

			AMT-Free
	Quality		Quality
	Income		Income
	(NAD	)	(NEA	)
Average liquidation preference of VMTP Shares outstanding	$363,814,208		$260,456,284
Annualized dividend rate	1.36%		1.41%
VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed "spread" on the VMTP Shares remains roughly in line with the "spread" being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds' Adviser has determined that fair value of VMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as "Variable Rate MuniFund Term Preferred ("VMTP") Shares, at liquidation preference" on the Statement of Assets and Liabilities.
Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Quality Income (NAD) incurred offering costs of $420,000 in connection with its issuance of Series 2019 and Series 2019-1 VMTP Shares and AMT-Free Quality Income (NEA) incurred offering costs of $195,000 in connection with its issuance of Series 2019 VMTP Shares, which were expensed as incurred and are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Variable Rate Demand Preferred Shares
 The following Funds have issued and have outstanding Variable Rate Demand Preferred ("VRDP") Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, details of the Funds' VRDP Shares outstanding were as follows:

			Shares	Liquidation
Fund	Series		Outstanding	Preference	Maturity
Quality Income (NAD)	1	*	2,368	$236,800,000	September 11, 2026
	2	*	2,675	$267,500,000	September 11, 2026
	3	*	1,277	$127,700,000	September 11, 2026
AMT-Free Quality Income (NEA)	1		2,190	$219,000,000	June 1, 2040
	2		1,309	$130,900,000	December 1, 2040
	3	*	3,509	$350,900,000	March 1, 2040
	4	*	4,895	$489,500,000	September 11, 2026
	5		1,000	$100,000,000	October 1, 2046
* VRDP Shares issued in connection with the Reorganizations.
During the current fiscal period, AMT-Free Quality Income (NEA) issued $100,000,000 Series 5 VRDP Shares at liquidation preference, which will be used to invest in additional municipal securities in accordance with its investment objectives and policies.
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund's VRDP Shares have successfully remarketed since issuance.
Series 5 VRDP shares in AMT-Free Quality Income (NEA) are considered to be Special Rate Period VRDP. Special Rate Period VRDP are sold to banks with an initial special short/intermediate rate period (typically three years) with a dividend rate set at a fixed spread to a specified short-term municipal index rate calculated weekly. Weekly remarketings do not take place during the initial special rate period. After the initial special rate period, Special Rate Period VRDP Shares will revert back to traditional VRDP Shares with dividends set at weekly remarketings, with an option to sell the shares to a designated liquidity provider, unless the Board approves another special rate period.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent's ability to successfully remarket the VRDP Shares.

128	NUVEEN

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

			AMT-Free
	Quality		Quality
	Income		Income
	(NAD	)*	(NEA	)
Average liquidation preference of VRDP Shares outstanding	$632,000,000		$468,260,656
Annualized dividend rate	0.95%		0.54%

*	For the period September 12, 2016 (first issuance of shares in connection with the Reorganization) through October 31, 2016.
For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as "Variable Rate Demand Preferred ("VRDP") Shares, at liquidation preference" on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on the VRDP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are being amortized over the life of the shares and are recognized as a component of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offerings costs" on the Statement of Operations. AMT-Free Quality Income (NEA) incurred offering costs of $305,000 in connection with its issuance of Series 5 VRDP Shares. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as "Liquidity fees" and "Remarketing fees," respectively, on the Statement of Operations.
Preferred Share Transactions
 Transactions in preferred shares for the Funds during the Funds' current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	October 31, 2016
Quality Income (NAD)	Series	Shares	Amount
VMTP Shares issued in connection with the Reorganization	2017	435	$43,500,000
	2018	4,070	407,000,000
VMTP Shares issued	2019-1	2,085	208,500,000
	2019	3,370	337,000,000
VMTP Shares exchanged	2016	(2,650)	(265,000,000)
	2017	(435)	(43,500,000)
Net increase (decrease)		6,875	$687,500,000

	Year Ended
	October 31, 2016
AMT-Free Quality Income (NEA)	Series	Shares	Amount
VMTP Shares issued in connection with the Reorganization	2018	5,350	$535,000,000
VMTP Shares issued	2019	2,380	238,000,000
VMTP Shares exchanged	2016	(1,510)	(151,000,000)
Net increase (decrease)		6,220	$622,000,000
Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Year Ended
	October 31, 2016
Quality Income (NAD)	Series	Shares	Amount
VRDP Shares issued in connection with the Reorganization	1	2,368	$236,800,000
	2	2,675	267,500,000
	3	1,277	127,700,000
Net increase (decrease)		6,320	$632,000,000

NUVEEN	129

Notes to Financial Statements (continued)

	Year Ended
	October 31, 2016
AMT-Free Quality Income (NEA)	Series	Shares	Amount
VRDP Shares issued in connection with the Reorganization	3	3,509	$350,900,000
	4	4,895	489,500,000
VRDP Shares issued	5	1,000	100,000,000
Net increase (decrease)		9,404	$940,400,000
5. Investment Transactions
 Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

			AMT-Free
	Quality		Quality
	Income		Income
	(NAD	)	(NEA	)
Purchases	$346,766,757		$545,069,822
Sales and maturities	186,374,549		314,477,420
6. Income Tax Information
 Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of AMT-Free Quality Income (NEA) the AMT applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
As of October 31, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

			AMT-Free
	Quality		Quality
	Income		Income
	(NAD	)	(NEA	)
Cost of investments	$4,305,869,091		$5,448,803,211
Gross unrealized:
Appreciation	$461,995,006		$616,643,143
Depreciation	(25,925,906)		(19,547,582)
Net unrealized appreciation (depreciation) of investments	$436,069,100		$597,095,561
Permanent differences, primarily due to federal taxes paid, nondeductible offering costs, nondeductible reorganization expenses, reorganization adjustments, taxable market discount and expiration of capital loss carryforwards resulted in reclassifications among the Funds' components of common share net assets as of October 31, 2016, the Funds' tax year end, as follows:

130	NUVEEN

			AMT-Free
	Quality		Quality
	Income		Income
	(NAD	)	(NEA	)
Paid-in-surplus	$12,838,718		$36,204,696
Undistributed (Over-distribution of) net investment income	6,752,599		9,175,296
Accumulated net realized gain (loss)	(19,591,317)		(45,379,992)
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2016, the Funds' tax year end, were as follows:

AMT-Free
	Quality		Quality
	Income		Income
	(NAD	)	(NEA	)
Undistributed net tax-exempt income[1]	$11,709,846		$12,165,214
Undistributed net ordinary income[2]	—		—
Undistributed net long-term capital gains	—		—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 3, 2016, and paid on November 1, 2016.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' tax years ended October 31, 2016 and October 31, 2015, was designated for purposes of the dividends paid deduction as follows:

			AMT-Free
	Quality		Quality
	Income		Income
2016	(NAD	)	(NEA	)
Distributions from net tax-exempt income[3]	$46,309,674		$72,826,597
Distributions from net ordinary income[2]	32,795		359,191
Distributions from net long-term capital gains	—		—

			AMT-Free
	Quality		Quality
	Income		Income
2015	(NAD	)	(NEA	)
Distributions from net tax-exempt income	$37,045,191		$65,388,417
Distributions from net ordinary income[2]	46,663		47,330
Distributions from net long-term capital gains	—		—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2016, as Exempt Interest Dividends.
As of October 31, 2016, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

			AMT-Free
	Quality		Quality
	Income	[4]	Income	[4]
	(NAD	)	(NEA	)
Expiration: October 31, 2018	$76,136		$3,341,464
Not subject to expiration:	32,726,521		64,837,795
Total	$32,802,657		$68,179,259

[4]	A portion of Quality Income's (NAD) and AMT-Free Quality Income's (NEA) capital loss carryforwards are subject to an annual limitation under the Internal Revenue Code and related regulations.

NUVEEN	131

Notes to Financial Statements (continued)
As of October 31, 2016, the Funds' tax year end, the Funds' capital loss carryforwards expired as follows:

AMT-Free
	Quality		Quality
	Income		Income
	(NAD	)	(NEA	)
Expired capital loss carryforwards	$12,473,180		$2,466,776
7. Management Fees and Other Transactions with Affiliates
Management Fees
 Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
For the period November 1, 2015 through July 31, 2016, the annual Fund-level fee, payable monthly, for each Fund was calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For managed assets over $2 billion	0.3750
Effective August 1, 2016, the annual Fund-level fee payable monthly, for each Fund, is calculated according to the following schedule:

Averaged Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

132	NUVEEN

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds' daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of October 31, 2016, the complex-level fee for each Fund was 0.1610%.

Other Transactions with Affiliates
 The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser ("inter-fund trade") under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of "Receivable for investments sold" and/or "Payable for investments purchased" on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Funds engaged in inter-fund trades pursuant to these procedures as follows:

AMT-Free
	Quality		Quality
	Income		Income
Inter-Fund Trades	(NAD	)	(NEA	)
Purchases	$8,421,950		$2,266,276
Sales	—		—

NUVEEN	133

Notes to Financial Statements (continued)
8. Borrowing Arrangements
Uncommitted Line of Credit
 During the current fiscal period, the Funds participated in an unsecured bank line of credit ("Unsecured Credit Line") under which outstanding balances would bear interest at a variable rate. On December 31, 2015 (the only date utilized during the current fiscal period), the following Fund borrowed the following amount from the Unsecured Credit Line, at an annualized interest rate of 1.68% on its outstanding balance.

	AMT-Free
	Quality
	Income
	(NEA	)
Outstanding balance at December 31, 2015	$10,573,680
Quality Income (NAD) did not draw on this Unsecured Credit Line during the current fiscal period.
Committed Line of Credit
 The Funds, along with certain other funds managed by the Adviser ("Participating Funds"), established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility's capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility's annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2017 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "Other expenses" on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility's aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, Quality Income (NAD) utilized this facility. The Fund's average daily balance outstanding and average annual interest rate during the utilization period were $15,000,000 and 1.70%, respectively. The Fund's maximum outstanding daily balance during the utilization period was $15,000,000. Borrowings outstanding as of the end of the reporting period are recognized as "Borrowings" on the Statement of Assets and Liabilities. AMT-Free Quality Income (NEA) did not utilize this facility during the current fiscal period.
9. Fund Reorganizations
 The Reorganizations were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Target Funds' shareholders recognized no gain or loss for federal income tax purposes as a result. Prior to the closing of each of the Reorganizations, the Target Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Target Funds' shareholders for federal income tax purposes.
Investments
 The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Funds as of the date of the Reorganizations, were as follows:

	Premier		Premium		Investment		Select
	Income		Income		Quality		Quality
	(NPF	)	(NPI	)	(NQM	)	(NQS	)
Cost of investments	$402,394,951		$1,352,403,461		$873,473,292		$766,534,215
Fair value of investments	450,993,519		1,508,941,206		995,254,834		860,007,785
Net unrealized appreciation (depreciation) of investments	48,598,568		156,537,745		121,781,542		93,473,570

	Market		Premium		Performance
	Opportunity		Income 2		Plus
	(NMO	)	(NPM	)	(NPP	)
Cost of investments	$961,211,883		$1,450,037,128		$1,382,329,778
Fair value of investments	1,086,215,473		1,633,685,469		1,579,266,178
Net unrealized appreciation (depreciation) of investments	125,003,590		183,648,341		196,936,400

134	NUVEEN

For financial reporting purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Acquiring Funds' realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Common Shares
 The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately before and after the Reorganizations were as follows:

	Premier		Premium		Investment		Select
	Income		Income		Quality		Quality
Target Funds - Prior to Reorganizations	(NPF	)	(NPI	)	(NQM	)	(NQS	)
Common shares outstanding	19,888,518		64,060,044		41,576,384		35,222,129
Net assets applicable to common shares	$318,126,617		$1,044,228,475		$694,815,900		$583,562,884
NAV per common share outstanding	$16.00		$16.30		$16.71		$16.57

	Market		Premium		Performance
	Opportunity		Income 2		Plus
Target Funds - Prior to Reorganizations	(NMO	)	(NPM	)	(NPP	)
Common shares outstanding	45,874,035		70,692,851		60,025,455
Net assets applicable to common shares	$737,983,427		$1,151,769,747		$1,023,760,500
NAV per common share outstanding	$16.09		$16.29		$17.06

			AMT-Free
	Quality		Quality
	Income		Income
Acquiring Funds - Prior to Reorganizations	(NAD	)	(NEA	)
Common shares outstanding	39,296,352		78,883,061
Net assets applicable to common shares	$638,225,667		$1,249,781,959
NAV per common share outstanding	$16.24		$15.84

			AMT-Free
	Quality		Quality
	Income		Income
Acquiring Funds - Post Reorganizations	(NAD	)	(NEA	)
Common shares outstanding	201,882,267		262,776,347
Net assets applicable to common shares	$3,278,989,543		$4,163,295,633
NAV per common share outstanding	$16.24		$15.84
Preferred Shares
 In connection with each Reorganization, holders of VMTP and VRDP Shares of the Target Funds received on a one-for-one basis newly issued VMTP and VRDP Shares of the Acquiring Funds, in exchange for VMTP and VRDP Shares of the Target Funds held immediately prior to the Reorganizations.
Prior to the closing of the Reorganizations, details of the Target Funds' outstanding VMTP Shares were as follows:

		Shares	Liquidation
Target Funds	Series	Outstanding	Preference
Investment Quality (NQM)	2017	435	$43,500,000
Premium Income (NPI)	2018	4,070	$407,000,000
Performance Plus (NPP)	2018	5,350	$535,000,000
Prior to the closing of the Reorganizations, details of the Target Funds' outstanding VRDP Shares were as follows:

		Shares	Liquidation
Target Funds	Series	Outstanding	Preference	Maturity
Investment Quality (NQM)	1	2,368	$236,800,000	May 1, 2041
Select Quality (NQS)	1	2,675	$267,500,000	May 1, 2041
Premier Income (NPF)	1	1,277	$127,700,000	May 1, 2041

NUVEEN	135

Notes to Financial Statements (continued)

		Shares	Liquidation
Target Funds	Series	Outstanding	Preference	Maturity
Market Opportunity (NMO)	1	3,509	$350,900,000	March 1, 2040
Premium Income 2 (NPM)	1	4,895	$489,500,000	May 1, 2041
Details of the Acquiring Funds' VMTP Shares issued in connection with the Reorganizations were as follows:

		Shares	Liquidation
Acquiring Funds	Series	Outstanding	Preference
Quality Income (NAD)	2017	435	$43,500,000
	2018	4,070	$407,000,000
AMT-Free Quality Income (NEA)	2018	5,350	$535,000,000
Details of the Acquiring Funds' VRDP Shares issued in connection with the Reorganizations were as follows:

		Shares	Liquidation
Acquiring Funds	Series	Outstanding	Preference	Maturity
Quality Income (NAD)	1	2,368	$236,800,000	September 11, 2026
	2	2,675	$267,500,000	September 11, 2026
	3	1,277	$127,700,000	September 11, 2026
AMT-Free Quality Income (NEA)	3	3,509	$350,900,000	March 1, 2040
	4	4,895	$498,500,000	September 11, 2026
Pro Forma Results of Operations (Unaudited)
 The beginning of the Target Funds' current fiscal period was November 1, 2015. Assuming the Reorganizations had been completed on November 1, 2015, the beginning of the Acquiring Funds' current fiscal period, the pro forma results of operations for the current fiscal period, are as follows:

			AMT-Free
	Quality		Quality
	Income		Income
Acquiring Fund - Pro Forma Results from Operations	(NAD	)	(NEA	)
Net investment income (loss)	$152,490,731		$191,757,515
Net realized and unrealized gains (losses)	95,852,039		134,307,943
Change in net assets resulting from operations	248,342,770		326,065,459
Because the combined investment portfolios for each Reorganization have been managed as a single integrated portfolio since each Reorganization were completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Statement of Operations for the Acquiring Funds since the Reorganizations were consummated.
Cost and Expenses
 In connection with the Reorganizations, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as components of "Accrued other expenses" on the Statement of Assets and Liabilities and "Reorganization expenses" on the Statement of Operations.

136	NUVEEN

Additional Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Margo L. Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner	John K. Nelson
William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	One Lincoln Street		200 East Randolph Drive	& Trust Company
	Boston, MA 02111		Chicago, IL 60601	Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
 Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds' Proxy Voting Information
 You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
 Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
 Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NAD	NEA
Common shares repurchased	—	—
FINRA BrokerCheck
 The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	137

Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund's portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

138	NUVEEN

■
NAD and NEA Custom Blended Fund Performance Benchmark: The Fund Performance Benchmark is an unleveraged index consisting of the returns of the S&P Municipal Bond Index prior to 9/12/16 and thereafter the returns of an 80%/20% blend of the S&P Municipal Bond Investment Grade Index and the S&P Municipal Bond High Yield Index, respectively. The S&P Municipal Bond Index is an unmanaged, market value-weighted index designed to measure the performance of tax-exempt municipal bonds. The S&P Municipal Bond Investment Grade Index is an unmanaged, market value-weighted index designed to measure the performance of tax-exempt municipal bonds rated investment grade by Standard & Poor's, Moody's and/or Fitch. The S&P Municipal Bond High Yield Index is an unmanaged, market value-weighted index designed to measure the performance of the tax-exempt, high yield municipal bonds. Index returns assume compounding and do not include the effects of any fees or expenses.

■
Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund's assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund's use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

NUVEEN	139

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

140	NUVEEN

Annual Investment Management Agreement Approval Process (Unaudited)
The Board of Trustees of each Fund (the "Board," and each Trustee a "Board Member"), including the Board Members who are not parties to the Funds' advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund's advisory agreement (the "Investment Management Agreement") between the Fund and Nuveen Fund Advisors, LLC (the "Adviser") and the sub-advisory agreement (the "Sub-Advisory Agreement" and, together with the Investment Management Agreement, the "Advisory Agreements") between the Adviser and Nuveen Asset Management, LLC (the "Sub-Adviser"). Following an initial term with respect to each Fund upon its commencement of operations, the Board reviews each Investment Management Agreement and Sub-Advisory Agreement on behalf of each Fund and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.
During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Funds including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, compliance matters, securities lending, leverage matters, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board's effectiveness and oversight of the Funds. The Board also seeks to meet with the Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board's evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.
In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (each, a "Fund Adviser"); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratios of the Funds, including information comparing such fees and expenses to that of peer groups; an assessment of shareholder services for the Funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and a review of premium/discount trends and leverage management as well as information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.
As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Funds' investment performance and consider an analysis by the Adviser of the Sub-Adviser examining, among other things, the team's assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser's organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members' review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board

NUVEEN	141

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser's services provided to the respective Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing the Sub-Adviser and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance for Board meetings); (e) compliance (such as helping to devise and maintain the funds' compliance program and related testing); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); and (g) providing leverage management.

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser's additional staffing in key areas that support the funds and the Board, including in investment services, operations, closed-end fund/structured products, fund governance, compliance, fund administration, product management, and information technology. Among the enhancements to its services, the Board recognized the Adviser's (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) expanded efforts to support leverage management with a goal of seeking the most effective structure for fund shareholders given appropriate risk levels and regulatory constraints; (c) increased support for dividend management; (d) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (e) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (f) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (g) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser's efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer's report regarding the Adviser's compliance program, the Adviser's continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the closed-end fund product line. The Board noted the Adviser's continued efforts during 2015 (a) to rationalize the product line through mergers designed to help reduce product overlap, offer shareholders the potential for lower fees and enhanced investor acceptance, and address persistent discounts in the secondary market; (b) to oversee and manage leverage as the Adviser facilitated the rollover of existing facilities and conducted negotiations for improved terms and

142	NUVEEN

pricing to reduce leverage costs; (c) to conduct capital management services including share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on such opportunities for the closed-end funds; and (d) to implement data-driven market analytics which, among other things, provided a better analysis of the shareholder base, enhanced the ability to monitor the closed-end funds versus peers and helped to understand trading discounts. The Board also considered the quality and breadth of Nuveen's investment relations program through which Nuveen seeks to build awareness of, and educate investors and financial advisers with respect to, Nuveen closed-end funds which may help to build an active secondary market for the closed-end fund product line.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of each Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B.	The Investment Performance of the Funds and Fund Advisers

The Board considered the long-term and short-term performance history of each Fund. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser's analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, each Fund's investment performance both on an absolute basis and in comparison to peer funds (the "Performance Peer Group") and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•
The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•
Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•
The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

NUVEEN	143

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In addition to the foregoing, the Independent Board Members continued to recognize the importance of secondary market trading for the shares of closed-end funds. At the quarterly meetings as well as the May Meeting, the Independent Board Members (either at the Board level or through the Closed-end Fund Committee) reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. At the May Meeting and/or prior meetings, the Independent Board Members (either at the Board level or through the Closed-end Fund Committee) reviewed, among other things, an analysis by the Adviser of the key economic, market and competitive trends that affected the closed-end fund market and Nuveen closed-end funds and considered any actions proposed periodically by the Adviser to address trading discounts of certain closed-end funds, including, among other things, share repurchases, fund reorganizations, adjusting fund investment mandates and strategies, and increasing fund awareness to investors. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds to be a continuing priority in their oversight of the closed-end funds.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser manage the fund, knowing the fund's investment strategy and seeking exposure to that strategy (even if the strategy was "out of favor" in the marketplace) and knowing the fund's fee structure.

For Nuveen Quality Municipal Income Fund, the Board noted that the Fund ranked in its Performance Peer Group in the third quartile in the three- and five-year periods and second quartile in the one-year period. The Fund also outperformed its benchmark in the one-, three- and five-year periods. The Board determined that the Fund's performance had been satisfactory.

For Nuveen AMT-Free Quality Municipal Income Fund, the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the longer five-year period, the Fund ranked in the third quartile in the one- and three-year periods. In addition, the Fund outperformed its benchmark in the one-, three- and five-year periods. The Board determined that the Fund's performance had been satisfactory.

C.	Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the "Peer Universe") selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below. In this regard, the Board considered that management recently reviewed the breakpoint schedules for the closed-end funds which resulted in reduced breakpoints and/or new breakpoints at certain asset thresholds for numerous closed-end funds, including the Funds.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund's fees and expenses. In

144	NUVEEN

addition, in reviewing a fund's fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund's expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Independent Board Members noted that the Funds each had a net management fee in line with its peer average and a net expense ratio below its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or the Sub-Adviser, such other clients may include municipal separately managed accounts and passively managed exchange traded funds (ETFs).

The Board recognized that each Fund had an affiliated sub-adviser. With respect to affiliated sub-advisers, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Funds compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Funds had a sub-adviser, each Fund's management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Funds by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members concluded such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen's adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory

NUVEEN	145

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

fees for the Funds are paid by the Adviser, however, the Board recognized that the Sub-Adviser is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen's revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen's operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen's adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen's adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America ("TIAA-CREF"), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser's revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2015.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser's and the Sub-Adviser's levels of profitability were reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser's investment

146	NUVEEN

in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. With respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds' investment portfolios. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen's costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and the material savings achieved from fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year.

In addition, the Independent Board Members recognized the Adviser's ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in closed-end funds/structured products, fund administration, operations, fund governance, investment services, compliance, product management, and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Funds, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds and as underwriter on shelf offerings for certain existing funds.

In addition to the above, the Independent Board Members considered that the Funds' portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser's fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

NUVEEN	147

Board Members & Officers (Unaudited)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System and WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	184

	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	184

	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I
Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
184

	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).
184

148	NUVEEN

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members (continued):

	ALBIN F. MOSCHNER(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III
Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).
184

	JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II
Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006- 2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading – North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
184

	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	184

	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	184

	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
184

NUVEEN	149

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members (continued):

	MARGARET L. WOLFF 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I
Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York- Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
184
Interested Board Members:

	WILLIAM ADAMS IV(3) 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda's Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	184

	MARGO L. COOK(2)(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2015-2016) of Nuveen Securities, LLC; Co-President (since October 2016), formerly Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.	184

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:

	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007	Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014); Managing Director (since 2010) of Nuveen Investments Holdings, Inc.	74

	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments Holdings, Inc.	185

150	NUVEEN

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	185

	NATHANIEL T. JONES 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Vice President (since 2016), formerly, Vice President (2011-2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.	185

	WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	185

	DAVID J. LAMB 1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2006), Vice President prior to 2006.	74

	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.	185

	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007
Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director, and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.
					185

	KATHLEEN L. PRUDHOMME 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	185

NUVEEN	151

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

	CHRISTOPHER M. ROHRBACHER 1971 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Senior Vice President (since 2011) formerly, Vice President (2008-2011) and Assistant General Counsel (since 2008) of Nuveen Investments Holdings, Inc.; Senior Vice President and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	185

	JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	185

	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Nuveen Investments Advisers, LLC (since 2002) and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					185

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board members, effective July 1, 2016.
(3)	"Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

152	NUVEEN

Notes

NUVEEN	153

Notes

154	NUVEEN

Notes

NUVEEN	155

Nuveen:
                    Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen's teams of experts align with clients' specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $244 billion in assets as of September 30, 2016.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com
EAN-B-1016D 21464-INV-Y-12/17

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Quality Municipal Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
October 31, 2016	$37,270	$2,300	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2015	$22,500	$0	$0	$651

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

[3] "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
October 31, 2016	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2015	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2016	$ 0	$ 0	$ 0	$ 0
October 31, 2015	$ 651	$ 0	$ 0	$ 651

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant's investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

Christopher L. Drahn, CFA, manages several municipal funds and portfolios.  He began working in the financial industry when he joined FAF Advisors in 1980.  Chris became a portfolio manager in 1988.  He received a B.A. from Wartburg College and an M.B.A. in finance from the University of Minnesota.  Chris holds the Chartered Financial Analyst designation.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Christopher L. Drahn	Registered Investment Company	8	$ 8.21 billion
	Other Pooled Investment Vehicles	0	$ 0
	Other Accounts	2	$ 117 million

*	Assets are as of October 31, 2016. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.
With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.
Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management‘s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NAD SECURITIES AS OF OCTOBER 31, 2016

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Christopher L. Drahn	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Quality Municipal Income Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: January 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: January 9, 2017

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 9, 2017